UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21503

The FBR Funds
———————————–
(Exact name of registrant as specified in charter)

1001 Nineteenth Street North
Arlington, VA 22209
————————————————
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 703.469.1040

William Ginivan
General Counsel
Friedman, Billings, Ramsey Group, Inc.
Potomac Tower
1001 Nineteenth Street North
Arlington, VA 22209
—————————————————————————
(Name and address of agent for service)

Date of fiscal year end: October 31

Date of reporting period: October 31, 2005

ITEM 1. REPORT TO SHAREHOLDERS
The following are copies of the reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1).

THE FBR FUNDS

FBR Large Cap Financial Fund
FBR Small Cap Financial Fund
FBR Small Cap Fund
FBR Large Cap Technology Fund
FBR Small Cap Technology Fund
FBR Gas Utility Index Fund
FBR Fund for Government Investors

Annual Report
October 31, 2005

The FBR Funds

Annual Letter to Shareholders

Dear Shareholder,

Fiscal 2005 was another year of progress for The FBR Funds. We continued our efforts to reduce overall operating expenses which, for some of the funds, is evident in lower fund expense ratios as presented in this report. We have a robust compliance program and believe our efforts have been focused on the detail while keeping costs at a minimum. We have also expanded the depth and breadth of both our marketing and investment management capabilities in an effort to continue to effectively service our current clients and invest assets entrusted to us by new clients. As we begin the fiscal year 2006, we are pleased to announce the launch of a new fund, the FBR Pegasus Fund1, which commenced operations on November 15, 2005.

With respect to the overall investment process and discipline that guides our portfolio managers, our focus and commitment remains unchanged. We are investors in companies, not traders of stocks. Our actively managed funds do not allocate assets to match the composite of an index or benchmark, nor do they attempt to time the latest market trends and fads. We own companies that believe in what we believe: the engine that drives sustainable equity returns is profitability. Consistent and durable profits begin with the discipline of conservative accounting, an aversion to debt, a low cost operating structure, a simple business model, and an overall philosophy of building for the long term.

Within the confines of our investment discipline, we spend the most time assessing valuations. We look to buy companies that are inexpensive on book value and earnings relative to the market and their peers. This process attempts to give you exposure to the best-run companies with an eye on capital preservation. We understand that capital markets are not always favorable and strive to preserve capital during these periods. We believe that losing less money in difficult markets is more important than making the most in rising ones. We believe you deserve a return on your money and at the very least the return of your money.

In summary, The FBR Funds are about respecting your money. Our goal is to achieve attractive long-term returns that are balanced and ever mindful of the downside risks associated with equity investing. Our fixed-income funds continue to follow a conservative strategy consistent with owning the highest quality government and municipal securities.

What follows is a discussion from the portfolio managers about each of our funds’ performance during the past fiscal year and the outlook going forward. All of us at The FBR Funds want to thank you for your continued support and trust in our funds.

Sincerely,

David Ellison
President and Trustee
The FBR Funds

1Investors should consider the investment objectives, risks, charges and expenses carefully before investing. This and other important information can be found in the fund’s prospectus. To obtain a free prospectus, please call 888.888.0025 or visit www.fbrfunds.com. Please read the prospectus carefully before investing.

The FBR Funds

FBR Large Cap Financial Fund1
Management Overview

Portfolio Manager: David Ellison

Over the recent fiscal year, how did the Fund perform?

For the one-year period ended October 31, 2005, the FBR Large Cap Financial Fund (the “Fund”) appreciated 0.86%. This compares to the S&P 500 Composite Index and the Lipper Financial Services Fund Index which returned 8.72% and 9.45%, respectively, for the same period.

What factors contributed to the Fund’s performance?

In the fiscal year 2005, the Fund underperformed the relevant indices. The Fund was underweight in the brokerage, insurance and asset management sub-sectors of the financial services industry. Historically, the Fund has underweighted these sub-sectors in favor of the more conventional bank and thrift business models which have less exposure to capital markets activities. The earnings power of the more traditional lenders, the ability to borrow short and lend long, came under pressure as short-term interest rates continued to rise and yields on longer-term assets remained flat to down. At the end of the 2004 fiscal year, the spread between the three-month U.S. Treasury Note and the 10-year U.S. Treasury Bond was 2.9%. Over the course of 2005, that spread narrowed to just 0.87%. Also, concerns over what impact the inflated housing market and the already stretched consumer would have on loan quality trends placed additional strain on the Fund’s holdings. The relative underperformance was mitigated somewhat by the diversification of the portfolio and higher than average cash balances carried throughout the year.

What is the outlook for the Fund and the financial services sector?

The financial service industry remains very healthy. Current investor sentiment about rising interest rates, the talk of a housing bubble, the increased complexity of new financial products, and changes at the Federal Reserve have overshadowed the industry’s fundamentals and its ability to absorb potential problems. We believe that investors’ primary worry is the continued rise in short-term interest rates. This trend in short-term rates has put pressure on profit margins and raised the possibility that loan quality will decline as borrowers experience higher interest costs. We believe that the companies in the portfolio have prepared for these developments and will continue to operate conservatively and invest for the future. Financial stocks in general should return to historical rates of returns once the pressure from short-term rates abates and credit concerns can be quantified.

We continue to believe that the financial services industry is extremely important to the overall growth and health of our economy. That having been said, the FBR Large Cap Financial Fund gives you a low-risk and diversified means to participate in the growth of this segment over time.

(1) Fund investments are focused in the financial services industry, which may be adversely affected by regulatory or other market conditions, such as rising interest rates. The non-diversified nature of the fund may subject investors to greater volatility than other diversified funds.

The FBR Funds

FBR Large Cap Financial Fund

Comparison of Changes in Value of $10,000 Investment in Fund Shares(1)(2) vs. Various Indices(1)(3)

Total Returns— For the Periods Ended October 31, 2005(4)
			Annualized
		Annualized	Since
	One Year	Five Year	Inception(5)

FBR Large Cap Financial Fund(1)(2)	0.86%	9.15%	11.01%
S&P 500 Composite Index(1)(3)	8.72%	(1.74%)	7.21%
Lipper Financial Services Fund Index(1)(3)	9.45%	5.57%	10.23%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost.
To obtain performance data current to the most recent month-end, please call 888.200.4710 or visit www.fbrfunds.com.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for investment. The performance of the indices includes reinvested dividends, and does not reflect sales charges or expenses, except for the Lipper Financial Services Fund Index which reflects fund expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
S&P 500 Composite Index is a capitalization-weighted index of 500 stocks. The index is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks representing all major industries. The Lipper Financial Services Fund Index is an equally weighted index of the largest thirty funds within the financial services fund classification as defined by Lipper Inc. The index is rebalanced quarterly. Lipper Analytical Services, Inc., is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Each Lipper Average is based on a universe of funds with similar investment objectives.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)
For the period January 3, 1997 (commencement of investment operations) through October 31, 2005. Certain purchases made by shareholders within this period would have been subject to an initial maximum sales charge of up to 5.50%. As a result, total returns for such shareholders would have been lower.

The FBR Funds

FBR Large Cap Financial Fund
Portfolio Summary
 October 31, 2005

The following chart provides a visual breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

The FBR Funds

FBR Large Cap Financial Fund
Portfolio of Investments
October 31, 2005

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 68.8%
	Banks - Commercial — 15.7%
22,000	Comerica, Inc.	$1,271,160
1,000	Commerce Bancorp, Inc.	30,470
33,000	KeyCorp	1,063,920
10,000	North Fork Bancorporation, Inc.	253,400
23,000	SunTrust Banks, Inc.	1,667,040
4,000	UnionBanCal Corp.	273,920

		4,559,910

	Banks - Money Centers — 11.6%
33,000	Bank of America Corp.	1,443,420
28,000	Citigroup, Inc.	1,281,840
5,000	U.S. Bancorp	147,900
10,000	Wachovia Corp.	505,200

		3,378,360

	Banks - Regional — 10.1%
3,000	Fifth Third Bancorp	120,510
70,000	Mitsubishi UFJ Financial Group, Inc. ADR	888,300
29,000	National City Corp.	934,670
11,000	Old National Bancorp	241,010
12,000	Regions Financial Corp.	390,600
16,000	Susquehanna Bancshares, Inc.	369,440

		2,944,530

	Financial Services — 13.5%
4,000	Capital One Financial Corp.	305,400
19,000	CIT Group, Inc.	868,870
500	Countrywide Financial Corp.	15,885
5,000	Fannie Mae (Federal National Mortgage)	237,600
13,000	Freddie Mac (Federal Home Loan)	797,550
27,000	JP Morgan Chase & Co.	988,740
3,500	Merrill Lynch & Company, Inc.	226,590
7,000	Morgan Stanley	380,870
800	The Goldman Sachs Group, Inc.	101,096

		3,922,601

The FBR Funds

FBR Large Cap Financial Fund
Portfolio of Investments (continued)
October 31, 2005

		VALUE
SHARES		(NOTE 2)

	Insurance - Life — 0.3%
4,000	Conseco, Inc.*	$81,200

	Insurance - Property/Casualty — 0.7%
5,000	The PMI Group, Inc.	199,400

	Savings and Loans - Savings Banks — 16.9%
60,000	Astoria Financial Corp.	1,677,000
26,000	Golden West Financial Corp.	1,526,980
38,000	Sovereign Bancorp, Inc.	819,660
8,000	Washington Mutual, Inc.	316,800
12,000	Webster Financial Corp.	554,040

		4,894,480

	Total Common Stocks (Cost $17,116,568)	19,980,481

PAR

	SHORT-TERM INVESTMENTS — 33.1%
	Repurchase Agreements — 17.2%
$5,000,000	With Mizuho Securities, Inc. dated 10/31/05 at 3.87% to be repurchased at $5,000,537 on 11/1/05, collateralized by U.S. Treasury Bonds, interest rates ranging from 7.25% to 8.75%, maturities ranging from 5/15/16 to 2/15/25, total value $5,103,310	5,000,000

	U.S. Government and Agency Obligations — 15.9%
	Freddie Mac Discount Note, 3.78%**, 11/1/05	4,605,000

	Total Short-Term Investments (Cost $9,605,000)	9,605,000

	Total Investments — 101.9%
	(Cost $26,721,568)	29,585,481

	Liabilities Less Other Assets — (1.9%)	(548,722)

	Net Assets — 100.0%	$29,036,759

*	Non-income producing security
**	Interest rate for the discount note represents the yield to maturity at the date of purchase.
ADR	American Depositary Receipts

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Small Cap Financial Fund1
Management Overview

Portfolio Manager: David Ellison

Over the recent fiscal year, how did the Fund perform?

For the one-year period ended October 31, 2005, the FBR Small Cap Financial Fund (the “Fund”) appreciated 2.63%. This compares to the Russell 2000 Index and the Lipper Financial Services Fund Index which returned 12.08% and 9.45%, respectively, for the same period.

What factors contributed to the Fund’s performance?

During the fiscal year 2005, the Fund underperformed the relevant indices. The positive performance of the financial services sector as a whole can be attributed to the brokerage, insurance, and asset management companies. The Fund was significantly underweight in these sub-sectors over the course of the year in favor of the traditional small-cap banking business models. This was a major reason why the Fund lagged the broader financial services sector.

Other factors affecting the Fund’s performance include: a further flattening of the yield curve, deceleration in core deposit growth, slower residential and commercial loan growth, deterioration of asset quality, and continued worries over an inflated housing market and the ability of the consumer to meet debt obligations. The flat yield curve placed downward pressure on the net interest incomes of small banks resulting in flat sequential earnings per share (“EPS”) growth. The rise is short-term interest rates also increased liability costs while the lack of similar increases in yielding assets had strained lending profit margins. Small financial companies typically produce the bulk of their profits from the lending process, while their larger counterparts have more diversified profit sources including brokerage, trading, money management and investment banking. Finally, investors continued to worry about the ability of consumers to manage the increased debt costs attributed to rising interest rates.

What is the outlook for the Fund and the financial services sector?

Despite the current difficult operating environment, the outlook for small-cap financial services companies is favorable. While there is near-term pressure on profits, we expect these will abate and more normalized EPS growth rates will return. Acquisition activity, which has been below historical levels, could also increase and is usually a noticeable benefit to smaller banks and thrifts. We believe that negative trends in interest rates have been the primary contributor to slower EPS growth over the last year. When this negative trend slows or reverses, EPS growth will improve and the stock prices should follow.

We will continue to concentrate the Fund’s assets in small-cap financial companies that have a history of effective capital management, adhere to low-risk business strategies, and trade at below average valuations. This strategy has the intended effect of reducing the downside risk associated with financial services sector investing over the long-term.

(1)
Investments are focused in the financial services industry, which may be adversely affected by regulatory or other market conditions, such as rising interest rates. Investing in small-cap fund involves the risks of investing in small-cap companies, which generally involve greater risk than investing in larger, more established companies. The non-diversified nature of the fund may subject investors to greater volatility than other diversified funds.

The FBR Funds

FBR Small Cap Financial Fund

Comparison of Changes in Value of $10,000 Investment in Fund Shares(1)(2) vs. Various Indices(1)(3)

Total Returns— For the Periods Ended October 31, 2005(4)
			Annualized
		Annualized	Since
	One Year	Five Year	Inception(5)

FBR Small Cap Financial Fund(1)(2)	2.63%	20.77%	16.88%
Russell 2000 Index(1)(3)	12.08%	6.75%	8.25%
Lipper Financial Services Fund Index(1)(3)	9.45%	5.57%	10.23%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 The performance data quoted represents past performance and the current performance may be lower or higher. The investment return and principal will fluctuate so that investors’shares, when redeemed, may be worth more or less than their original cost.
To obtain performance data current to the most recent month-end, please call 888.200.4710 or visit www.fbrfunds.com.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for investment. The performance of the indices includes reinvested dividends, and does not reflect sales charges or expenses, except for the Lipper Financial Services Fund Index which reflects fund expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
Russell 2000 Index is comprised of the smallest of the 2000 companies of the Russell 3000 Index, representing approximately 8% of the Russell 3000’s total market-capitalization. The Lipper Financial Services Fund index is an equally weighted index of the largest thirty funds within the financial services fund classification as defined by Lipper Inc. The index is rebalanced quarterly. Lipper Analytical Services, Inc., is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Each Lipper Average is based on a universe of funds with similar investment objectives.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)
For the period January 3, 1997 (commencement of investment operations) through October 31, 2005. Certain purchases made by shareholders within this period would have been subject to an initial maximum sales charge of up to 5.50%. As a result, total returns for such shareholders would have been lower.

The FBR Funds

FBR Small Cap Financial Fund
Portfolio Summary
October 31, 2005

The following chart provides a visual breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

The FBR Funds

FBR Small Cap Financial Fund
Portfolio of Investments
October 31, 2005

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 83.5%
	Banks - Commercial — 4.2%
40,000	Beach First National Bancshares, Inc.*	$831,280
28,432	Preferred Bank	1,216,890
308,000	Provident Financial Services, Inc.	5,420,800
296,634	Taylor Capital Group, Inc.	12,203,522

		19,672,492

	Banks - Regional — 2.9%
737,895	Bank Mutual Corp.	7,644,592
21,059	City Holding Co.	771,602
35,000	Intervest Bancshares Corp.*	751,100
150,000	NewAlliance Bancshares, Inc.	2,163,000
105,118	Partners Trust Financial Group, Inc.	1,224,625
16,500	Southwest Bancorp, Inc.	386,265
23,500	Western Alliance Bancorp.*	654,475

		13,595,659

	Consumer Financial Services — 2.5%
61,569	Advanta Corp., Class B	1,746,713
150,000	AmeriCredit Corp.*	3,352,500
232,800	ASTA Funding, Inc.	6,315,864

		11,415,077

	Insurance - Life — 0.7%
34,000	StanCorp Financial Group, Inc.	3,131,400

	REITs - Mortgage — 1.8%
20,000	Annaly Mortgage Management, Inc.	229,600
20,000	Anthracite Capital, Inc.	209,800
175,000	Anworth Mortgage Asset Corp.	1,407,000
20,000	Bimini Mortgage Management, Inc., Class A	198,000
125,600	Luminent Mortgage Capital, Inc.	876,688
285,000	MFA Mortgage Investments, Inc.	1,638,750
7,600	Redwood Trust, Inc.	353,780
142,000	Thornburg Mortgage, Inc.	3,599,700

		8,513,318

The FBR Funds

FBR Small Cap Financial Fund
Portfolio of Investments (continued)
October 31, 2005

		VALUE
SHARES		(NOTE 2)

	Savings and Loans - Savings Banks - Central — 3.4%
137,200	Capitol Federal Financial	$4,785,536
26,272	First Place Financial Corp.	590,595
119,598	HMN Financial, Inc.	3,587,940
161,900	MAF Bancorp, Inc.	6,725,326

		15,689,397

	Savings and Loans - Savings Banks - East — 22.0%
210,128	Bancorp Rhode Island, Inc.	7,564,608
107,754	Brookline Bancorp, Inc.	1,513,944
561,497	Dime Community Bancshares, Inc.	8,085,557
92,461	Flushing Financial Corp.	1,494,170
34,509	Harleysville Savings Financial Corp.	603,908
101,908	Hingham Institution for Savings	3,974,412	†
2,413,156	Hudson City Bancorp, Inc.	28,571,766
96,964	Independence Community Bank Corp.	3,834,926
116,239	MASSBANK Corp.	3,336,059
60,020	New York Community Bancorp, Inc.	970,523
14,520	Pamrapo Bancorp, Inc.	305,646
271,675	Parkvale Financial Corp.	7,471,063
123,501	PennFed Financial Services, Inc.	2,414,445
163,250	People’s Bank	5,256,650
435,000	Sovereign Bancorp, Inc.	9,382,950
89,987	TF Financial Corp.	2,479,142
97,678	WSFS Financial Corp.	6,051,152
233,838	Yardville National Bancorp	8,492,996

		101,803,917

	Savings and Loans - Savings Banks - South — 7.3%
825,163	BankUnited Financial Corp., Class A	19,572,866
772,140	Franklin Bank Corp.*	13,319,415
44,800	Greenville First Bancshares, Inc.*	1,030,400

		33,922,681

	Savings and Loans - Savings Banks - West — 38.7%
403,375	Banner Corp.	12,109,318
47,000	Beverly Hills Bancorp, Inc.	479,400
1,020,000	Commercial Capital Bancorp, Inc.	16,381,200

The FBR Funds

FBR Small Cap Financial Fund
Portfolio of Investments (continued)
October 31, 2005

		VALUE
SHARES		(NOTE 2)

	Savings and Loans - Savings Banks - West — 38.7% (continued)
366,900	Downey Financial Corp.	$22,362,555
27,120	First PacTrust Bancorp, Inc.	732,240
545,000	FirstFed Financial Corp.*	29,152,049
59,028	Harrington West Financial Group, Inc.	955,616
301,902	ITLA Capital Corp.*	15,025,663	†
248,571	Pacific Premier Bancorp, Inc.*	3,007,709
477,900	PFF Bancorp, Inc.	14,356,116
816,500	Sterling Financial Corp.	20,445,160
1,209,734	Washington Federal, Inc.	27,811,784
257,300	Westcorp	16,212,473

		179,031,283

	Total Common Stocks (Cost $297,568,324)	386,775,224

PAR

	REPURCHASE AGREEMENTS — 16.0%
$74,289,000	With Mizuho Securities, Inc. dated 10/31/05 at 3.87% to be repurchased at $74,296,986 on 11/1/05, collateralized by U.S. Treasury Bonds, interest rates ranging from 7.25% to 8.75%, maturities ranging from 5/15/16 to 2/15/25, total value $75,823,958 (Cost $74,289,000)	74,289,000

	Total Investments — 99.5%
	(Cost $371,857,324)	461,064,224

	Other Assets Less Liabilities — 0.5%	2,268,984

	Net Assets — 100.0%	$463,333,208

*	Non-income producing security
†	Affiliated issuer as defined in the Investment Company Act of 1940 (ownership of at least 5% of the outstanding voting securities of an issuer)

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Small Cap Fund1
Management Overview

Portfolio Manager: Charles T. Akre, Jr.

Over the recent fiscal year, how did the Fund perform?

For the one-year period ended October 31, 2005, the FBR Small Cap Fund (the “Fund”) appreciated 8.63%. This compares to the Russell 2000 Index and the Lipper Small Cap Growth Fund Index which returned 12.08% and 11.79%, respectively, for the same period.

What factors contributed to the Fund’s performance?

As in years past, concentration continues to be a hallmark of our investment style. We continued to focus the Fund’s investments in a small number of businesses which we believe are better than average in all respects. At the end of the fiscal year the Fund held positions in 48 different companies, while only 18 of these were at least 2% or more of assets. Furthermore, just three of the 18 accounted for approximately 37% of our invested assets and these three have been among the Fund’s top holdings for many years. Superior investment ideas are rare, so when we find one, we want them to have a meaningful impact on the portfolio. You might say they have been the gifts that keep on giving.

You may recall that when we asked the Board of Trustees of the Fund (the “Trustees”) to close the Fund last October we were experiencing dramatic inflows, which topped out around $1.06 billion. By the end of October 2005, the Fund was back to the $800 million level, just slightly above the level of assets when we asked the Trustees to close it. We have no way of knowing whether the current shareholders are truly investing for the long-term (as we are!), or perhaps are just speculating on “what’s hot, and what’s not”. We continue to tell investors who inquire about reopening the Fund that we will ask the Trustees at an appropriate time. Members of my family, including me, have substantially increased our investments in the Fund recently.

A number of our business sectors, notably gaming and insurance have had a very difficult fall season, primarily hurricane related. In spite of this, and with several of our holdings declining by more than 30%, we have managed to have a decent year, lagging the overall market by just a small margin. We believe this reasonable result is a testament to the high quality and generally low valuations of the businesses we hold in the portfolio.

What is the outlook for the Fund and the small cap sector?

As we have said in the past, we offer no opinion on the direction of the market or for small-cap stocks. We do affirm to you that we will continue to be diligent in searching for a small number of outstanding businesses to own in our portfolio. We remain totally committed to our goal of compounding your capital at an above average rate, while incurring a level of risk compatible with that goal.

As may be evident from the sector breakdown of assets accompanying this write-up, we do not own a wide cross-section of small-cap stocks. We own fewer securities but with real

The FBR Funds

FBR Small Cap Fund
Management Overview (continued)

commitment. As such, the outlook for the Fund is a function of its basket of holdings rather than the market in general. We remain enthusiastic about our portfolio company’s individual prospects and continue to work hard to find new places to commit capital. In recent months, we have been able to put large amounts of our cash balances to work as prices declined – sharply in a few cases. As we have said in the past we are more likely to be active in periods of declining prices and less active in periods of rising prices.

(1)
Investing in small-cap fund involves the risks of investing in small-cap companies, which generally involve greater risk than investing in larger, more established companies. The non-diversified nature of the fund may subject investors to greater volatility than other diversified funds.

The FBR Funds

FBR Small Cap Fund

Comparison of Changes in Value of $10,000 Investment in Fund Shares(1)(2) vs. Various Indices(1)(3)

Total Returns—For the Periods Ended October 31, 2005(4)
			Annualized
		Annualized	Since
	One Year	Five Year	Inception(5)

FBR Small Cap Fund(1)(2)	8.63%	17.19%	16.34%
Russell 2000 Index(1)(3)	12.08%	6.75%	8.25%
Lipper Small Cap Growth Fund Index(1)(3)	11.79%	(1.80%)	6.10%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 The performance data quoted represents past performance and the current performance may be lower or higher. The investment return and principal will fluctuate so that investors’shares, when redeemed, may be worth more or less than their original cost.
To obtain performance data current to the most recent month-end, please call 888.200.4710 or visit www.fbrfunds.com.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are umanaged, do not incur expenses and are not available for investment. The performance of the indices includes reinvested dividends, and does not reflect sales charges or expenses, except for the Lipper Small Cap Growth Fund Index which reflects fund expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
Russell 2000 Index is comprised of the smallest of the 2000 companies of the Russell 3000 Index, representing approximately 8% of the Russell 3000’s total market-capitalization. The Lipper Small Cap Growth Fund Index is an equally weighted index of the largest thirty funds within the small-cap fund classification as defined by Lipper Inc. The index is rebalanced quarterly. Lipper Analytical Services, Inc., is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Each Lipper Average is based on a universe of funds with similar investment objectives.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)
For the period January 3, 1997 (commencement of investment operations) through October 31, 2005. Certain purchases made by shareholders within this period would have been subject to an initial maximum sales charge of up to 5.50%. As a result, total returns for such shareholders would have been lower.

The FBR Funds

FBR Small Cap Fund
Portfolio Summary
October 31, 2005

The following chart provides a visual breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

The FBR Funds

FBR Small Cap Fund
Portfolio of Investments
October 31, 2005

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 95.6%
	Beverages — 0.9%
160,800	Coca-Cola Bottling Co. Consolidated	$7,334,088

	Biotechnology and Drugs — 1.0%
686,700	Bradley Pharmaceuticals, Inc.*	8,267,868

	Capital Goods - Miscellaneous — 1.3%
319,600	Briggs & Stratton Corp.	10,220,808

	Casinos and Gaming — 26.3%
1,600,000	Alliance Gaming Corp.*	17,296,000
138,301	Florida Gaming Corp.*	1,825,573
20,000	International Game Technology	529,800
212,300	Isle of Capri Casinos, Inc.*	4,517,744
142,500	Magna Entertainment Corp., Class A*	951,900
992,000	Monarch Casino & Resort, Inc.*	19,215,040	†
4,100,000	Penn National Gaming, Inc.*	121,154,999
1,361,407	Pinnacle Entertainment, Inc.*	25,798,663
157,500	Shuffle Master, Inc.*	3,994,200
250,000	Station Casinos, Inc.	16,025,000
39,601	The Sands Regent*	376,645

		211,685,564

	Communication Services — 12.2%
4,107,256	American Tower Corp., Class A*	97,958,056

	Construction - Supplies and Fixtures — 5.2%
700,000	American Woodmark Corp.	21,679,000
514,600	Simpson Manufacturing Company, Inc.	20,306,116

		41,985,116

	Construction Services — 4.9%
566,666	D.R. Horton, Inc.	17,390,980
600,000	Toll Brothers, Inc.*	22,146,000

		39,536,980

The FBR Funds

FBR Small Cap Fund
Portfolio of Investments (continued)
October 31, 2005

		VALUE
SHARES		(NOTE 2)

	Consumer Financial Services — 2.5%
873,000	AmeriCredit Corp.*	$19,511,550
28,100	White River Capital, Inc.*	366,705

		19,878,255

	Electric Utilities — 2.6%
1,316,400	The AES Corp.*	20,917,596

	Insurance - Miscellaneous — 2.0%
25,000	Brown & Brown, Inc.	1,358,250
393,500	Hilb Rogal and Hobbs Co.	14,736,575

		16,094,825

	Insurance - Property and Casualty — 17.4%
80	Berkshire Hathaway, Inc., Class B*	225,200
95,000	Fairfax Financial Holdings Ltd.	14,250,000
61,000	Investors Title Co.	2,380,830
250,000	LandAmerica Financial Group, Inc.	15,790,000
255,400	Markel Corp.*	81,217,200
207,000	Montpelier Re Holdings Ltd.	4,160,700
275,000	PartnerRe Ltd.	17,523,000
75,000	ProAssurance Corp.*	3,510,000
33,600	Triad Guaranty, Inc.*	1,413,216

		140,470,146

	Office Equipment — 2.4%
542,700	Global Imaging Systems, Inc.*	19,325,547

	Oil and Gas Operations — 2.5%
358,919	MarkWest Hydrocarbon, Inc.	8,563,807
211,800	Penn Virginia Corp.	11,513,448

		20,077,255

	Real Estate Operations — 0.2%
76,600	W.P. Carey & Co. LLC	1,964,790

	Recreational Activities — 1.0%
603,800	Dover Motorsports, Inc.	3,743,560
61,650	Equus Gaming Company L.P.*	44,696

The FBR Funds

FBR Small Cap Fund
Portfolio of Investments (continued)
October 31, 2005

					VALUE
SHARES					(NOTE 2)

	Recreational Activities — 1.0% (continued)
60,000	International Speedway Corp., Class A				$3,100,800
19,000	International Speedway Corp., Class B				984,200

					7,873,256

	Retail - Apparel — 1.0%
412,500	Aeropostale, Inc.*				8,060,250

	Retail - Specialty — 11.1%
3,207,135	99 Cents Only Stores*				30,948,853
225,000	Advance Auto Parts, Inc.*				8,437,500
1,500,000	CarMax, Inc.*				40,304,999
356,508	O’Reilly Automotive, Inc.*				10,053,526

					89,744,878

	Software and Programming — 0.2%
32,000	MICROS Systems, Inc.*				1,469,440

	Transportation Services — 0.9%
464,997	Dynamex, Inc.*				7,635,251

	Total Common Stocks (Cost $562,833,664)				770,499,969

	PREFERRED STOCK — 0.6%
	Insurance - Life — 0.6%
200,000	ING Groep N.V., 6.125%* (Cost $5,000,000)				4,812,000

PAR		RATE		MATURITY

	SHORT-TERM INVESTMENTS — 3.8%
	Commercial Paper — 3.7%
$15,000,000	Lockhart Funding LLC	3.85	%**	12/1/05	14,951,875
15,000,000	Toyota Motor Credit Corp.	3.77	**	11/22/05	14,967,013

	Total Commercial Paper				29,918,888

The FBR Funds

FBR Small Cap Fund
Portfolio of Investments (continued)
October 31, 2005

		VALUE
PAR		(NOTE 2)

	Repurchase Agreements — 0.1%
509,000	With Mizuho Securities, Inc. dated 10/31/05 at 3.87% to be repurchased at $509,055 on 11/1/05, collateralized by U.S. Treasury Bonds, interest rates ranging from 7.25% to 8.75%, maturities ranging from 5/15/16 to 2/15/25, total value $519,517	$509,000

	Total Short-Term Investments (Cost $30,427,888)	30,427,888

	Total Investments — 100.0% (Cost $598,261,552)	805,739,857
	Other Assets Less Liabilities — N.M.	118,220

	Net Assets — 100.0%	$805,858,077

*	Non-income producing security
†	Affiliated issuer as defined in the Investment Company Act of 1940 (ownership of at least 5% of the outstanding voting securities of an issuer)
**	Interest rate for the discount note represents the yield to maturity at the date of purchase.
N.M.	Not meaningful
Note:	For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Large Cap Technology Fund1
Management Overview

Portfolio Managers: David Ellison and Winsor Aylesworth

Over the recent fiscal year, how did the Fund perform?

For the one-year period ended October 31, 2005, the FBR Large Cap Technology Fund (the “Fund”) appreciated 14.51%. This compares to the S&P 500 Composite Index, the NASDAQ Composite Index and the Lipper Science & Technology Fund Index which returned 8.72%, 8.15% and 9.10%, respectively, for the same period.

What factors contributed to the Fund’s performance?

The conservative nature of the Fund rewarded investors this past year with above average performance. As is the case with technology, new products tied to a growing economy were the primary ingredients for success. The market for consumer products led by the iPod along with the appeal of digital flat panel TVs, wireless products and game consoles spurred overall growth while corporate investment technology spending showed signs of slowing. Our strategy of investing in large-cap technology companies that have minimal debt, and sustainable earnings selling at reasonable valuations allowed the Fund to participate in the market advances over the fiscal year without undue risk.

What is the outlook for the Fund and the technology sector?

The performance of the Fund is directly correlated with the overall health and growth of the technology sector. We believe that there are two factors that drive this sector: the global economy and the demand for faster, smaller, lighter, and smarter products. All indications are that the economy will continue to grow at a modest pace as the Federal Reserve continues to raise rates. By sticking with the strategy of investing in low debt companies, our investments should be minimally impacted by any associated debt service expense increases. Companies that have the financial strength and flexibility to continue to research, design and produce cutting edge products and services through all economic cycles will remain at the forefront of the industry. These are the type of companies we are continually looking to hold in the Fund.

The Fund remains broadly diversified across the major components of the technology sector with an emphasis on the larger, profitable, low debt technology companies. A discipline we feel provides exposure to the companies best positioned to participate in the growing demand for technology products and services. This has been successful in the past and we expect this approach will continue to reward our fellow shareholders over the long-term.

(1)
Fund investments are focused in the technology sector, which may be affected by developments in the technology industry and its related businesses. In addition, the Fund may be subject to risks posed by use of derivative instruments. The non-diversified nature of the fund may subject investors to greater volatility than other diversified funds.

The FBR Funds

FBR Large Cap Technology Fund

Comparison of Changes in Value of $10,000 Investment in Fund Shares(1)(2) vs. Various Indices (1)(3)

Total Returns—For the Year Ended October 31, 2005(4)
		Annualized
		Since
	One Year	Inception(5)

FBR Large Cap Technology Fund(1)(2)	14.51%	6.77%
S &P 500 Composite Index(1)(3)	8.72%	3.75%
NASDAQ Composite Index(1)(3)	8.15%	3.36%
Lipper Science & Technology Fund Index(1)(3)	9.10%	(1.44%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost.
To obtain performance data current to the most recent month-end, please call 888.200.4710 or visit www.fbrfunds.com.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for investment. The performance of the indices includes reinvested dividends, and does not reflect sales charges or expenses, except for the Lipper Science & Technology Fund Index which reflects fund expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
S&P 500 Composite Index is a capitalization-weighted index of 500 stocks. The index is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks representing all major industries. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small Cap stocks. The Lipper Science & Technology Fund Index is an equally weighted index of the largest thirty funds within the science and technology fund classification as defined by Lipper Inc. The index is rebalanced quarterly. Lipper Analytical Services, Inc., is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Each Lipper Average is based on a universe of funds with similar investment objectives.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)	For the period February 1, 2002 (commencement of investment operations) through October 31, 2005.

The FBR Funds

FBR Large Cap Technology Fund
Portfolio Summary
October 31, 2005

The following chart provides a visual breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

The FBR Funds

FBR Large Cap Technology Fund
Portfolio of Investments
October 31, 2005

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 98.1%
	Audio and Video Equipment — 2.7%
12,400	Sony Corp. ADR	$406,720

	Biotechnology and Drugs — 12.1%
3,275	ALTANA AG ADR	184,055
2,050	AmerisourceBergen Corp.	156,354
850	Barr Pharmaceuticals, Inc.*	48,833
5,400	Mylan Laboratories, Inc.	103,734
6,975	Novartis AG ADR	375,394
5,050	Schering AG ADR	312,040
23,075	Schering-Plough Corp.	469,345
3,950	Shire Pharmaceuticals Group PLC ADR	141,568

		1,791,323

	Capital Goods - Miscellaneous — 0.7%
1,200	Cummins, Inc.	102,444

	Communications Equipment — 9.7%
6,150	Comverse Technology, Inc.*	154,365
28,300	Motorola, Inc.	627,128
28,125	Nokia Oyj ADR	473,063
4,950	Scientific-Atlanta, Inc.	175,428

		1,429,984

	Communications Services — 4.3%
26,925	SBC Communications, Inc.	642,161

	Computer Hardware — 3.9%
2,700	Apple Computer, Inc.*	155,493
1,080	International Business Machines Corp.	88,430
82,200	Sun Microsystems, Inc.*	328,800

		572,723

	Computer Peripherals — 7.4%
11,050	Canon, Inc. ADR	586,424
18,250	Hewlett-Packard Co.	511,730

		1,098,154

The FBR Funds

FBR Large Cap Technology Fund
Portfolio of Investments (continued)
October 31, 2005

		VALUE
SHARES		(NOTE 2)

	Computer Services — 2.4%
4,300	Computer Sciences Corp.*	$220,375
4,550	NCR Corp.*	137,501

		357,876

	Computer Storage Devices — 6.4%
43,475	EMC Corp.*	606,911
2,206	SanDisk Corp.*	129,911
14,575	Seagate Technology*	211,192

		948,014

	Electronic Instruments and Controls — 8.6%
9,000	Advantest Corp. ADR	164,700
10,840	Agilent Technologies, Inc.*	346,987
6,225	American Power Conversion Corp.	133,153
5,275	Jabil Circuit, Inc.*	157,459
5,300	Molex, Inc.	134,143
32,600	Solectron Corp.*	115,078
3,325	TDK Corp. ADR	224,438

		1,275,958

	Personal and Household Products — 2.6%
8,375	McKesson Corp.	380,476

	Photography — 3.5%
4,850	Eastman Kodak Co.	106,215
12,700	Fuji Photo Film Company, Ltd. ADR	407,035

		513,250

	Scientific and Technical Instruments — 0.8%
4,800	Applera Corp. - Applied Biosystems Group	116,496

	Semiconductors — 30.8%
9,550	Advanced Micro Devices, Inc.*	221,751
10,175	Analog Devices, Inc.	353,887
36,350	Applied Materials, Inc.	595,413
10,042	Freescale Semiconductor, Inc., Class B*	239,803
19,600	Infineon Technologies AG ADR*	183,064
25,500	Intel Corp.	599,249
5,425	KLA-Tencor Corp.	251,123

The FBR Funds

FBR Large Cap Technology Fund
Portfolio of Investments (continued)
October 31, 2005

		VALUE
SHARES		(NOTE 2)

	Semiconductors — 30.8% (continued)
5,800	Kyocera Corp. ADR	$376,768
3,150	Lam Research Corp.*	106,281
14,950	Micron Technology, Inc.*	194,201
7,675	National Semiconductor Corp.	173,685
4,850	QLogic Corp.*	146,276
23,700	STMicroelectronics N.V.	390,339
17,300	Texas Instruments, Inc.	493,915
10,000	Xilinx, Inc.	239,500

		4,565,255

	Software and Programming — 2.2%
7,600	Check Point Software Technologies Ltd.*	169,936
5,800	Microsoft Corp.	149,060

		318,996

	Total Common Stocks (Cost $14,098,816)	14,519,830

	EXCHANGE TRADED FUNDS — 0.5%
1,200	PowerShares Dynamic Biotechnology & Genome Portfolio*	19,560
1,200	streetTRACKS® Morgan Stanley Technology Index Fund	59,628

	Total Exchange Traded Funds (Cost $79,764)	79,188

PAR

	REPURCHASE AGREEMENTS — 2.6%
$387,000	With Mizuho Securities, Inc. dated 10/31/05 at 3.87% to be repurchased at $387,042 on 11/1/05, collateralized by U.S. Treasury Bonds, interest rates ranging from 7.25% to 8.75%, maturities ranging from 5/15/16 to 2/15/25, total value $394,996 (Cost $387,000)	387,000

	Total Investments — 101.2%
	(Cost $14,565,580)	14,986,018

	Liabilities Less Other Assets — (1.2%)	(175,570)

	Net Assets — 100.0%	$14,810,448

*	Non-income producing security
ADR	American Depository Receipts

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Small Cap Technology Fund1
Management Overview

Portfolio Manager: Robert C. Barringer, CFA

Over the recent fiscal year, how did the Fund perform?

For the one-year period ended October 31, 2005 the FBR Small Cap Technology Fund (the “Fund”) appreciated 6.53%. This compares to the NASDAQ Comp Index, the Russell 2500 Technology Index and the Lipper Science & Technology Fund Index, which returned 8.15%, 7.29% and 9.10%, respectively, for the same period.

What factors contributed to the Fund’s performance?

The positive returns generated by the Fund over the fiscal year were overshadowed by its relative under-performance as measured against its indices and peers. This under-performance can be attributed to several obvious and not so obvious factors. The NASDAQ’s positive returns were driven by the performance of large-cap companies such as Google, Apple, and Hewlett Packard. The Lipper Science & Technology Fund Index also was up strongly, as this category is dominated by funds that invest in these larger-cap names. The Fund, by definition, focuses investments in technology companies with market capitalizations of $3 billion or less at the time of purchase. As a result, the Fund did not participate in the positive performance of the overall technology sector to the same degree, due to a lack of exposure to the larger, more established companies.

Similarly, the Fund underperformed the Russell 2500 Technology Index. Fund investments in the software and services sectors were up. However, the Fund was underweight in the strong performing telecom sector, and owned a few poor-performing individual telecom and semiconductor capital equipment stocks which further detracted from performance.

What is the outlook for the Fund and the technology sector?

Our outlook for the Fund and the technology sector remains positive. The consumer continues to grow in overall importance relative to corporate information technology spending, as innovative multifunctional products and devices provide compelling reasons to spend. We look for the consumer to continue to spend on technology as employment remains robust and the demand for “killer applications” among digital multimedia entertainment and content providers grows ever stronger. With healthy balance sheets and plenty of cash on hand, corporations are more willing to invest in productivity enhancements further fueling the positive growth of the technology sector.

Growth in semiconductor sales continues to surprise on the upside as worldwide chip sales from October 2004 through October 2005 were up 6.75%, as reported by the Semiconductor Industry Association. Wafer fabrication utilization rates have risen above 90% which should bode well for increase semiconductor capital spending over the next year. This trend should begin to benefit the companies in this sector that the Fund continues to own, but as mentioned above, lagged in performance last year.

(1)
Fund investments are focused in the technology sector, which may be affected by developments in the technology industry and its related businesses. Investing in small-cap fund involves the risks of investing in small-cap companies, which generally involve greater risk than investing in larger, more established companies. The non-diversified nature of the fund may subject investors to greater volatility than other diversified funds. In addition, the Fund may be subject to risks posed by use of derivatives.

The FBR Funds

FBR Small Cap Technology Fund

Comparison of Changes in Value of $10,000 Investment in Fund Shares(1)(2) vs. Various Indices (1)(3)

Total Returns—For the Periods Ended October 31, 2005(4)
		Since
	One Year	Inception(5)

FBR Small Cap Technology Fund(1)(2)	6.53%	(3.07%)
NASDAQ Composite Index(1)(3)	8.15%	(0.11%)
Russell 2500 Technology Index(1)(3)	7.29%	(11.10%)
Lipper Science & Technology Fund Index(1)(3)	9.10%	(3.36%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost.
To obtain performance data current to the most recent month-end, please call 888.200.4710 or visit www.fbrfunds.com.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for investment. The performance of the indices includes reinvested dividends, and does not reflect sales charges or expenses, except for the Lipper Science& Technology Fund Index which reflects fund expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small Cap stocks. The Russell 2500 Technology Index is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science. The Lipper Science & Technology Fund Index is an equally weighted index of the largest thirty funds within the science and technology fund classification as defined by Lipper Inc. The index is rebalanced quarterly. Lipper Analytical Services, Inc., is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Each Lipper Average is based on a universe of funds with similar investment objectives.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)	For the period January 20, 2004 (commencement of investment operations) through October 31, 2005.

The FBR Funds

FBR Small Cap Technology Fund
Portfolio Summary
October 31, 2005

The following chart provides a visual breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

The FBR Funds

FBR Small Cap Technology Fund
Portfolio of Investments
October 31, 2005

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 98.5%
	Biotechnology and Drugs — 4.7%
400	Biosite, Inc.*	$22,092
1,100	Geron Corp.*	9,933
600	ImClone Systems, Inc.*	20,820
1,000	NeoPharm, Inc.*	9,610
1,500	Perrigo Co.	20,055

		82,510

	Chemical Manufacturing — 1.7%
1,000	Cabot Microelectronics Corp.*	29,400

	Communications Equipment — 5.4%
500	ADC Telecommunications, Inc.*	8,725
1,000	Arris Group, Inc.*	8,270
2,100	Centillium Communications, Inc.*	8,064
1,500	Foundry Networks, Inc.*	17,895
2,700	NETGEAR, Inc.*	52,785

		95,739

	Computer Hardware and Services — 8.8%
900	Cogent, Inc.*	23,895
1,900	GSI Commerce, Inc.*	30,361
900	InfoSpace, Inc.*	22,608
1,000	Intrado, Inc.*	19,340
50	NetEase.com, Inc. ADR*	3,814
700	Palm, Inc.*	17,983
800	RightNow Technologies, Inc.*	12,176
450	SINA Corp.*	11,408
600	WebEx Communications, Inc.*	13,746

		155,331

	Computer Networks — 2.6%
400	F5 Networks, Inc.*	20,812
500	Intergraph Corp.*	24,190

		45,002

	Computer Peripherals — 1.4%
900	ATI Technologies, Inc.*	13,005
1,200	Sigma Designs, Inc.*	12,396

		25,401

The FBR Funds

FBR Small Cap Technology Fund
Portfolio of Investments (continued)
October 31, 2005

		VALUE
SHARES		(NOTE 2)

	Computer Storage Devices — 3.4%
1,000	M-Systems Flash Disk Pioneers Ltd.*	$31,690
2,300	Western Digital Corp.*	27,830

		59,520

	Construction Services — 0.9%
800	Dycom Industries, Inc.*	15,944

	Electronic Instruments and Controls — 2.8%
1,100	Benchmark Electronics, Inc.*	30,899
700	Park Electrochemical Corp.	17,570

		48,469

	Medical Equipment and Supplies — 13.0%
600	Aspect Medical Systems, Inc.*	19,572
300	Cyberonics, Inc.*	9,006
75	FoxHollow Technologies, Inc.*	3,398
1,100	Haemonetics Corp.*	53,295
100	Hologic, Inc.*	5,546
50	Intuitive Surgical, Inc.*	4,437
1,600	Kensey Nash Corp.*	36,688
3,500	Merit Medical Systems, Inc.*	41,720
600	NuVasive, Inc.*	10,458
900	SonoSite, Inc.*	26,451
1,000	Wright Medical Group, Inc.*	18,610

		229,181

	Scientific and Technical Instruments — 4.8%
200	American Science and Engineering, Inc.*	11,496
1,000	FARO Technologies, Inc.*	20,760
900	Gen-Probe, Inc.*	36,756
400	Varian, Inc.*	14,708

		83,720

	Semiconductors — 28.4%
1,498	Actel Corp.*	20,897
700	ADE Corp.*	14,280
2,400	Atheros Communications, Inc.*	20,808
600	ATMI, Inc.*	16,386
3,000	Axcelis Technologies, Inc.*	13,050

The FBR Funds

FBR Small Cap Technology Fund
Portfolio of Investments (continued)
October 31, 2005

		VALUE
SHARES		(NOTE 2)

	Semiconductors — 28.4% (continued)
2,775	Brooks Automation, Inc.*	$32,495
750	Cree, Inc.*	18,030
700	Diodes, Inc.*	25,382
2,780	Entegris, Inc.*	27,133
1,400	Exar Corp.*	17,626
1,200	FormFactor, Inc.*	29,544
3,000	Integrated Silicon Solution, Inc.*	23,160
2,100	International Rectifier Corp.*	62,139
1,500	MEMC Electronic Materials, Inc.*	26,910
1,000	Power Integrations, Inc.*	21,110
1,200	QLogic Corp.*	36,192
2,000	Semtech Corp.*	30,160
1,000	Standard Microsystems Corp.*	28,270
700	Tessera Technologies, Inc.*	19,530
450	Varian Semiconductor Equipment Associates, Inc.*	17,019

		500,121

	Software and Programming — 20.6%
1,733	Activision, Inc.*	27,335
1,200	BEA Systems, Inc.*	10,584
250	Cognos, Inc.*	9,383
8,000	Compuware Corp.*	64,719
1,350	FileNet Corp.*	38,002
500	Hyperion Solutions Corp.*	24,180
2,500	Informatica Corp.*	29,750
450	Internet Security Systems, Inc.*	11,084
1,000	Manhattan Associates, Inc.*	22,210
2,500	Novell, Inc.*	19,050
1,100	RSA Security, Inc.*	12,540
2,600	Secure Computing Corp.*	31,148
1,400	Sybase, Inc.*	31,150
800	Verint Systems, Inc.*	30,632

		361,767

	Total Common Stocks (Cost $1,747,366)	1,732,105

The FBR Funds

FBR Small Cap Technology Fund
Portfolio of Investments (continued)
October 31, 2005

		VALUE
PAR		(NOTE 2)

	REPURCHASE AGREEMENTS — 3.2%
$56,000	With Mizuho Securities, Inc. dated 10/31/05 at 3.87% to be repurchased at $56,006 on 11/1/05, collateralized by U.S. Treasury Bonds, interest rates ranging from 7.25% to 8.75%, maturities ranging from 5/15/16 to 2/15/25, total value $57,157 (Cost $56,000)	$56,000

	Total Investments — 101.7%
	(Cost $1,803,366)	1,788,105
	Liabilities Less Other Assets — (1.7%)	(29,469)

	Net Assets — 100.0%	$1,758,636

*        Non-income producing security
ADR  American Depository Receipts

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Gas Utility Index Fund1
Management Overview

Portfolio Manager: Winsor Aylesworth

Over the recent fiscal year, how did the Fund perform?

For the one-year period ended October 31, 2005, the FBR Gas Utility Index Fund (the “Fund”) appreciated 20.48%. This compares to the S&P 500 Composite Index, the American Gas Association Stock Index (“AGA Stock Index”) and the Lipper Utility Fund Index which returned 8.72%, 20.44% and 22.05%, respectively, for the same period.

What factors contributed to the Fund’s performance?

In reading last year’s annual report in the outlook for 2005 section, I mentioned that the economy and the weather would be the two major factors that could have the heaviest impact on the Fund’s performance. In hindsight, this appears to be the case.

The continued improvement of the economy prompted an increase in demand for all forms of energy this past year. This was a definite positive for portfolio companies and resulted in many firms showing improved earnings and increased dividends. Companies continued to divest non-core assets and focus on fundamental operating activities. Many of the portfolio companies strengthened their balance sheets by raising capital and/or paying down debt. Prior to the active hurricane season, the market reacted favorably to this activity by rewarding many of our companies with 52-week stock price highs and above average returns for the Fund.

The wild card this past year was indeed the weather. The severity of the hurricane season with storms like “Wilma”, “Rita” and the devastating “Katrina” certainly has created chaos across the sector. These storms temporarily disrupted natural gas production and distribution. According to the American Gas Association, about 10% of the total domestic natural gas production was put out of commission. This disruption resulted in record wholesale prices for energy and decreased demand from both commercial and residential customers. Many northern utilities, as well as investors, are concerned about the upcoming winter. If severe, the supply and price issues carried over from the hurricane season could cause various supply disruptions and bill collection issues. Aside from some normal profit taking, the last few months has resulted in a general sell-off of the utilities sector by the investing public in anticipation of a more difficult winter season.

Finally, I would like to comment on why the Fund outperformed its benchmark, the AGA Stock Index, by 0.04% for the fiscal year 2005. The Fund is passively managed and does not pursue any strategy in an attempt to outperform its benchmark. As a mathematical fact, if the Fund were to own the stocks of the index in perfect weightings 100 percent of the time, the Fund would provide a return that exactly equals the Index’s return less the expense ratio of the Fund (currently 0.80%). You might be wondering how the Fund managed to outpace its index and whether the portfolio manager used some exotic investing technique to achieve this out-performance. I just want to assure our shareholders that this out-performance stems from the timing of asset flows in and out of the Fund as

The FBR Funds

FBR Gas Utility Index Fund
Management Overview (continued)

well as the subsequent trading activity to manage that flow, not from any form of active management. I would expect that over the years, the Fund would continue to slightly under or over perform its index because of this issue. This year we slightly over performed, which I and my fellow shareholders can all appreciate.

What is the outlook for the Fund and the utility sector?

There is an old metrological quip that says if you don’t like the weather, just wait a minute and it will change. Hence the phrase “Wait a Minute Weather”. Well, as bad as the hurricane season was and as unpredictable as the coming winter may be, generally speaking, the weather tends to revert to the norm over time. This philosophy can also be applied to investing. No matter how good or bad the market has been over the short-term, it will generally revert back to historical long-term returns. The long-term performance of the Fund has exceeded the S&P 500 Composite Index since inception.

The stock prices of the utility sector have had a few tough months after a prolonged period of positive returns. Although we can’t say the correction is over, we are confident that the industry will revert to an investing medium that should provide a fairly consistent return over time with a sizable income component. The Fund’s holdings, which match the AGA Stock Index, all feature a component that is tied to the natural gas industry. Natural gas is a desirable energy choice as it burns efficiently and with virtually no pollution. As we recover from the unusual weather, and the American economy continues to expand, we would expect the companies in the Fund’s portfolio, and hence the Fund, to do well.

(1)	The Fund is subject to risks associated with the natural gas industry which is sensitive to interest rates, weather and competition risks.

The FBR Funds

FBR Gas Utility Index Fund

Comparison of Changes in Value of $10,000 Investment in Fund Shares(1)(2) vs. Various Indices (1)(3)

Total Returns—For the Periods Ended October 31, 2005(4)(5)
		Annualized	Annualized
	One Year	Five Year	Ten Year

FBR Gas Utility Index Fund(1)(2)	20.48%	3.86%	11.02%
S&P 500 Composite Index(1)(3)	8.72%	(1.74%)	9.33%
Lipper Utility Fund Index(1)(3)	22.05%	0.65%	8.31%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost.
To obtain performance data current to the most recent month-end, please call 888.200.4710 or visit www.fbrfunds.com.

(1)

The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. The indices are unmanaged, do not incur expenses and are not available for investment. The performance of the indices includes reinvested dividends, and does not reflect sales charges or expenses.

(2)

FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)

S&P 500 Index is a capitalization-weighted index of 500 stocks representing all major industries designed to represent the broad domestic economy. The Lipper Utility Fund Index is an equally weighted index of the largest ten funds within the utility fund classification as defined by the Lipper Inc. The index is rebalanced quarterly. Lipper Analytical Services, Inc., is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Each Lipper Average is based on a universe of funds with similar objectives.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)	Effective April 1, 2003, the Fund changed its fiscal year-end from March 31 to October 31.

The FBR Funds

FBR Gas Utility Index Fund
Portfolio Summary
October 31, 2005

The following chart provides a visual breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

The FBR Funds

FBR Gas Utility Index Fund
Portfolio of Investment
October 31, 2005

SHARES		VALUE (NOTE 2)	PERCENT OF NET ASSETS

	COMMON STOCKS — 99.11%
480,910	Enbridge, Inc.	$14,759,127	5.00%
551,865	Duke Energy Corp.	14,613,384	4.94
318,676	National Grid PLC ADR	14,608,107	4.94
481,940	E.ON AG ADR	14,559,406	4.92
483,500	TransCanada Corp.	14,413,134	4.87
559,600	The Williams Companies, Inc.	12,479,079	4.22
356,500	KeySpan Corp.	12,324,204	4.17
160,600	Dominion Resources, Inc.	12,218,447	4.13
1,029,700	El Paso Corp.	12,212,241	4.13
318,225	PG&E Corp.	11,577,026	3.91
460,550	NiSource, Inc.	10,892,008	3.68
123,725	Questar Corp.	9,743,344	3.29
139,100	Public Service Enterprise Group, Inc.	8,747,999	2.96
329,957	Southern Union Co.*	7,760,589	2.62
183,850	AGL Resources, Inc.	6,469,682	2.19
236,350	Atmos Energy Corp.	6,216,005	2.10
103,525	Exelon Corp.	5,386,406	1.82
139,350	Equitable Resources, Inc.	5,385,878	1.82
225,400	Piedmont Natural Gas Company, Inc.	5,332,964	1.80
116,575	Consolidated Edison, Inc.	5,304,163	1.79
124,750	Nicor, Inc.	4,890,200	1.65
152,000	National Fuel Gas Co.	4,581,280	1.55
155,200	ONEOK, Inc.	4,460,448	1.51
331,800	CenterPoint Energy, Inc.	4,393,032	1.49
140,300	WGL Holdings, Inc.	4,360,524	1.46
162,550	Energy East Corp.	3,876,818	1.31
141,825	Vectren Corp.	3,850,549	1.30
96,875	Peoples Energy Corp.	3,603,750	1.21
79,025	DTE Energy Co.	3,413,880	1.15
85,250	Cinergy Corp.	3,401,475	1.14
87,825	Energen Corp.	3,302,220	1.11
115,600	Southwest Gas Corp.	3,151,256	1.07
41,475	Southwestern Energy Co.*	3,008,597	1.02
85,100	Northwest Natural Gas Co.	2,944,460	1.00
62,400	New Jersey Resources Corp.	2,693,184	0.91
135,050	Xcel Energy, Inc.	2,475,467	0.84
69,700	MDU Resources Group, Inc.	2,298,009	0.78
136,550	CMS Energy Corp.*	2,035,961	0.69

The FBR Funds

FBR Gas Utility Index Fund
Portfolio of Investment (continued)
October 31, 2005

SHARES		VALUE (NOTE 2)	PERCENT OF NET ASSETS

	COMMON STOCKS — 99.11% (continued)
38,625	Ameren Corp.	$2,031,675	0.69%
36,750	Constellation Energy Group, Inc.	2,013,900	0.68
53,125	Wisconsin Energy Corp.	2,009,719	0.68
71,310	South Jersey Industries, Inc.	1,993,115	0.67
83,600	Puget Energy, Inc.	1,792,384	0.61
59,850	The Laclede Group, Inc.	1,789,515	0.60
58,625	UGI Corp.	1,383,550	0.47
322,350	Aquila, Inc.*	1,141,119	0.39
32,202	NorthWestern Corp.	958,010	0.32
32,175	Alliant Energy Corp.	851,029	0.29
15,380	WPS Resources Corp.	839,133	0.28
30,700	NSTAR	835,040	0.28
45,575	TECO Energy, Inc.	788,448	0.27
23,450	PPL Corp.	734,923	0.25
39,850	Northeast Utilities	724,872	0.25
23,424	EnergySouth, Inc.	666,413	0.23
97,725	SEMCO Energy, Inc.*	586,350	0.20
22,975	PNM Resources, Inc.	582,416	0.20
27,675	Avista Corp.	484,866	0.16
13,594	MGE Energy, Inc.	481,771	0.16
9,950	CH Energy Group, Inc.	463,173	0.16
13,765	Chesapeake Utilities Corp.	450,804	0.15
5,300	Entergy Corp.	374,816	0.13
17,216	Pepco Holdings, Inc.	369,972	0.13
9,845	Delta Natural Gas Company, Inc.	251,461	0.09
17,525	Sierra Pacific Resources*	226,949	0.08
6,805	UniSource Energy Corp.	217,556	0.07
5,525	RGC Resources, Inc.	144,203	0.05
2,175	Black Hills Corp.	90,415	0.03
6,891	Energy West, Inc.	69,598	0.02
1,200	ALLETE, Inc.	52,812	0.02
1,500	Corning Natural Gas Corp.*	25,500	0.01

	Total Common Stocks (Cost $178,288,258)	$293,169,810	99.11

The FBR Funds

FBR Gas Utility Index Fund
Portfolio of Investment (continued)
October 31, 2005

PAR		VALUE (NOTE 2)	PERCENT OF NET ASSETS

	REPURCHASE AGREEMENTS — 0.52%
$1,537,000	With Mizuho Securities, Inc. dated 10/31/05 at 3.87% to be repurchased at $1,537,165 on 11/1/05, collateralized by U.S. Treasury Bonds, interest rates ranging from 7.25% to 8.75%, maturities ranging from 5/15/16 to 2/15/25, total value $1,568,757 (Cost $1,537,000)	$1,537,000	0.52%

	Total Investments
	(Cost $179,825,258)	294,706,810	99.63

	Other Assets Less Liabilities	1,096,738	0.37

	Net Assets	$295,803,548	100.00%

*        Non-income producing security
ADR  American Depository Receipts

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Fund for Government Investors1
Management Overview

Portfolio Manager: Betsy Piper/Bach

Over the recent fiscal year, how did the Fund perform?

For the one-year period ended October 31, 2005, the FBR Fund for Government Investors (the “Fund”) appreciated 1.96%.

What factors contributed to the Fund’s performance?

Over the course of the fiscal year, the Federal Open Market Committee met and subsequently raised its target for the Federal Funds rate eight times from 1.75% to 3.75%. With robust underlying growth in productivity and retail indices pointing to a strong final quarter of 2005, the Federal Reserve (the “Fed”) received ample support for maintaining its “measured pace” of tightening. The Fed is determined to keep inflation at bay and is slowing the growth of monetary policy noticeably. The tragic and widespread devastation caused by Hurricane Katrina across the Gulf region temporarily depressed output and employment while disruptions in energy production and distribution raised energy prices across the board adding to inflationary pressures. The Fund maintained its strategy of owning only the highest quality short-term U.S. Government and Agency debt instruments, the yield of which increased in concert with Fed actions without augmenting the weighted average maturity of the Fund.

What is the outlook for the Fund?

The Fed intends to continue its control of inflation which means short-term rates will continue to increase from 3.75%, most likely reaching the 4.75% area by the spring of 2006. If core inflation remains contained, the 10-year treasury may only see 5.25%, which continues to reflect a flattened yield-curve environment. Reduced money stimulus and a somewhat strapped consumer as a result of the high cost of energy supports the Fed’s opinion that prices will be held in check. For those that see inflation as a result of the hurricane reconstruction efforts, there is the counter opinion that what is spent on rebuilding, including the replacement of appliances and clothing, is not “risk” money, and therefore, not wasted spending which is typically the primary driver of inflation. In this scenario, we have economic stimulation producing an acceptable rate of growth.

Concerns surrounding the future direction of the post-Greenspan Fed has somewhat been resolved with the appointment of Ben Bernanke as the new Chairman. A former Fed governor and professor at Princeton University, Mr. Bernanke is known for his attention to deflationary pressures and for targeting inflation rates at some point above zero. The Fund will continue to invest in the highest quality assets along the short end of the yield curve in an effort to provide liquidity and preservation of capital. As a result, one should expect the performance of the Fund to remain directly correlated with the movements of the Federal Fund target rate and consistent with this conservative investment style.

(1)

Investments in money market funds are not guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the NAV (Net Asset Value) at $1.00 per share, it is possible to lose money by investing in the funds.

The FBR Funds

FBR Fund for Government Investors
Portfolio Summary
April 30, 2005

The following chart provides a visual breakdown of the Fund by maturity schedule1. The underlying securities represent a percentage of the portfolio investments.

(1)	The maturity date used for each security in the portfolio to determine the schedule is the shorter of the next interest rate reset date or the final maturity date.

The FBR Funds

FBR Fund for Government Investors
Portfolio of Investments
October 31, 2005

				MATURITY	VALUE
PAR		RATE		DATE	(NOTE 2)

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS — 93.1%
$3,000,000	Federal Home Loan Bank Bond	2.52%		12/9/05	$2,997,579
5,570,000	Federal Home Loan Bank	1.875		6/15/06	5,491,318
2,325,000	Federal Farm Credit Bank	2.625		12/15/05	2,321,877
10,000,000	Federal Home Loan Bank Discount Note	3.56	*	11/9/05	9,992,089
15,000,000	Federal Home Loan Bank Discount Note	3.87	*	11/23/05	14,964,525
20,000,000	Federal Home Loan Bank Discount Note	3.67-3.76	*	11/25/05	19,950,467
1,500,000	Freddie Mac Bond	1.625		1/9/06	1,492,909
5,000,000	Freddie Mac Bond	1.875		2/15/06	4,969,276
8,000,000	Freddie Mac Bond	2.27		4/28/06	7,922,161
10,000,000	Federal Home Loan Bank Step Note	3.7	^	11/9/05	9,999,870
25,000,000	Federal Home Loan Bank Step Note	3.2	^	11/18/05	25,000,000
8,000,000	Federal Home Loan Bank Step Note	3.375	^	11/23/05	8,000,000
13,150,000	Federal Home Loan Bank Step Note	3.7	^	11/24/05	13,150,000
25,000,000	Federal Home Loan Bank Step Note	3.625	^	12/14/05	25,000,000
1,000,000	Federal Home Loan Bank Step Note	3.5	^	12/23/05	999,654
8,555,000	Federal Home Loan Bank Step Note	3.0	^	12/30/05	8,553,617
6,000,000	Federal Home Loan Bank Step Note	4.0	^	1/13/06	6,000,000
30,000,000	Federal Home Loan Bank Step Note	3.45	^	1/20/06	30,000,000
2,800,000	Federal Home Loan Bank Step Note	4.0	^	1/21/06	2,800,000
1,990,000	Fannie Mae	1.625		12/30/05	1,983,089
17,572,000	Fannie Mae	5.5		2/15/06	17,633,000
10,000,000	Fannie Mae Discount Note	3.605	*	11/16/05	9,984,979
5,000,000	Fannie Mae Discount Note	3.68	*	11/30/05	4,985,178

	Total Investments — 93.1% (Amortized Cost $234,191,588)†				234,191,588

	Other Assets Less Liabilities — 6.9%				17,483,263

	Net Assets — 100.0%				$251,674,851

*	Interest rates for the discount notes represent the yield to maturity at the date of purchase.
^	Stepped coupon is a security with a predetermined schedule of interest or dividend rate changes. The maturity date shown is the next reset date or maturity date, whichever is shorter.
†	Same cost is used for Federal income tax purposes.

Weighted Average Maturity of Portfolio: 50 Days

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Statements of Assets and Liabilities
October 31, 2005

	FBR	FBR
	Large Cap	Small Cap	FBR
	Financial Fund	Financial Fund	Small Cap Fund

ASSETS
Investment Securities
Securities at Cost:
Unaffiliated issuers	$21,721,568	$286,546,145	$593,749,585
Affiliated issuers	—	11,022,179	4,511,967
Repurchase Agreements	5,000,000	74,289,000	—

Total securities	$26,721,568	$371,857,324	$598,261,552

Securities at Value (Note 2):
Unaffiliated issuers	$24,585,481	$367,775,149	$786,524,817
Affiliated issuers	—	19,000,075	19,215,040
Repurchase Agreements	5,000,000	74,289,000	—

Total securities	29,585,481	461,064,224	805,739,857
Cash	1,045	214	802
Receivable for Capital Shares Sold	660	243,052	668,953
Receivable for Investment Securities Sold	158,565	4,260,479	2,626,670
Dividends and Interest Receivable	36,367	450,975	2,555

Total Assets	29,782,118	466,018,944	809,038,837

LIABILITIES
Payable for Capital Shares Redeemed	28,281	1,361,124	2,109,172
Payable for Investment Securities Purchased	670,169	703,756	11,040
Dividends and Income Payable	—	4,124	1,593
Investment Advisory Fee Payable (Note 3)	20,845	353,523	628,978
Administration Fee Payable (Note 3)	18,212	117,842	195,950
Distribution Fees Payable (Note 3)	6,085	98,201	155,498
Other Accrued Expenses	1,767	47,166	78,529

Total Liabilities	745,359	2,685,736	3,180,760

NET ASSETS	$29,036,759	$463,333,208	$805,858,077

Shares Outstanding	1,329,361	14,057,921	19,969,054

Net Asset Value Per Share	$21.84	$32.96	$40.36

Net Assets Consist of:
Paid-in capital	$22,632,606	$324,111,156	$584,795,291
Accumulated net investment income	167,985	1,258,468	—
Accumulated net realized gain on investments	3,372,255	48,756,684	13,584,481
Net unrealized appreciation on investments	2,863,913	89,206,900	207,478,305

NET ASSETS	$29,036,759	$463,333,208	$805,858,077

The FBR Funds

Statements of Assets and Liabilities (continued)
October 31, 2005

	FBR	FBR	FBR
	Large Cap	Small Cap	Gas Utility
	Technology Fund	Technology Fund	Index Fund

ASSETS
Securities at Cost	$14,565,580	$1,803,366	$179,825,258

Securities at Value (Note 2)	$14,986,018	$1,788,105	$294,706,810
Cash	812	140	112,782
Receivable for Capital Shares Sold	26,600	100	589,177
Receivable for Investment Securities Sold	175,585	178,229	798,886
Dividends and Interest Receivable	15,973	62	590,610
Receivable from Adviser	—	18,181	—

Total Assets	15,204,988	1,984,817	296,798,265

LIABILITIES
Payable for Capital Shares Redeemed	—	—	348,400
Payable for Investment Securities Purchased	370,859	214,330	440,433
Investment Advisory Fee Payable (Note 3)	6,697	—	102,942
Administration Fee Payable (Note 3)	12,385	10,622	102,942
Distribution Fees Payable (Note 3)	3,096	389	—
Other Accrued Expenses	1,503	840	—

Total Liabilities	394,540	226,181	994,717

NET ASSETS	$14,810,448	$1,758,636	$295,803,548

Shares Outstanding	1,368,466	185,891	17,147,712

Net Asset Value Per Share	$10.82	$9.46	$17.25

Net Assets Consist of:
Paid-in capital	$13,559,092	$1,786,092	$209,451,655
Undistributed net investment income	—	—	2,172,091
Accumulated net realized gain (loss) on investments	830,918	(12,195)	(30,701,750)
Net unrealized appreciation (depreciation) on investments	420,438	(15,261)	114,881,552

NET ASSETS	$14,810,448	$1,758,636	$295,803,548

The FBR Funds

Statements of Assets and Liabilities (continued)
October 31, 2005

FBR
Fund for
Government
Investors

ASSETS
Securities at Amortized Cost	$234,191,588

Securities at Value (Note 2)	$234,191,588
Cash	205
Receivable for Assets Sold	16,883,975
Interest Receivable	784,276

Total Assets	251,860,044

LIABILITIES
Dividends and Income Payable	20,306
Investment Advisory Fee Payable (Note 3)	87,940
Administration Fee Payable (Note 3)	76,947

Total Liabilities	185,193

NET ASSETS	$251,674,851

Shares Outstanding	251,864,781

Net Asset Value Per Share	$1.00

Net Assets Consist of:
Paid-in capital	$251,864,781
Accumulated net realized loss on investments	(189,930)

NET ASSETS	$251,674,851

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Statements of Operations
For the Year Ended October 31, 2005

	FBR	FBR
	Large Cap	Small Cap	FBR
	Financial	Financial	Small Cap
	Fund	Fund	Fund

Investment Income
Unaffiliated Dividends	$634,611	$10,152,930	$4,950,718	[1]
Affiliated Dividends	—	102,221	—
Interest	141,365	2,588,554	4,024,189
Other Income	2,698	—	—

Total Investment Income	778,674	12,843,705	8,974,907

Expenses
Investment Advisory fees (Note 3)	272,691	5,174,629	8,595,401
Administration and accounting fees (Note 3)	217,091	1,685,598	2,636,089
Distribution fees (Note 3)	75,748	1,437,396	2,149,421	[2]
Shareholder servicing fees	21,123	573,709	930,846
Other fees	7,925	20,663	31,312

Total expenses before waivers	594,578	8,891,995	14,343,069
Less waivers	(4,560)	—	—

Total expenses after waivers	590,018	8,891,995	14,343,069

Net Investment Income (Loss)	188,656	3,951,710	(5,368,162)

Net Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain on Investment Transactions:
Unaffiliated Issuers	3,792,950	47,073,636	16,780,143
Affiliated Issuers	—	2,164,689	593,237
Change in Net Unrealized Appreciation/Depreciation of
Investments	(3,757,400)	(39,705,446)	60,327,673

Net Gain on Investments	35,550	9,532,879	77,701,053

Net Increase in Net Assets Resulting from Operations	$224,206	$13,484,589	$72,332,891

[1]	Net of foreign taxes withheld of $17,850.
[2]
Distribution fees are net waivers of $238,194. The Distributor has agreed to voluntarily waive a portion of the Small Cap Fund’s distribution fees until such time as the Fund is reopened to new investors. Had the Distributor not waived any fees, the distribution expense would have been $2,387,615.

The FBR Funds

Statements of Operations (continued)
For the Year Ended October 31, 2005

	FBR	FBR	FBR
	Large Cap	Small Cap	Gas Utility
	Technology	Technology	Index
	Fund	Fund	Fund

Investment Income
Dividends	$90,961 [1]	$2,306	$10,554,481	[2]
Interest	21,634	2,494	83,764

Total Investment Income	112,595	4,800	10,638,245

Expenses
Investment Advisory fees (Note 3)	85,796	15,860	1,067,847
Administration and accounting fees (Note 3)	130,139	124,999	1,067,849
Distribution fees (Note 3)	23,832	4,406	—
Shareholder servicing fees	15,344	9,449	—
Other fees	6,723	6,558	14,734

Total expenses before waivers and related reimbursements	261,834	161,272	2,150,430
Less waivers and related reimbursements	(75,999)	126,897)	—

Total expenses after waivers and related reimbursements	185,835	34,375	2,150,430

Net Investment Income (Loss)	(73,240)	29,575)	8,487,815

Net Realized and Unrealized Gain on Investments
Net Realized Gain on Investment Transactions	1,087,384	144,518	6,544,433
Change in Net Unrealized Appreciation/Depreciation of
Investments	154,824	(13,158)	29,725,143

Net Gain on Investments	1,242,208	131,360	36,269,576

Net Increase in Net Assets Resulting from Operations	$1,168,968	$101,785	$44,757,391

[1]	Net of foreign taxes withheld of $2,955.
[2]	Net of foreign taxes withheld of $226,339.

The FBR Funds

Statements of Operations (continued)
For the Year Ended October 31, 2005

FBR
Fund for
Government
Investors

Interest Income (Note 2)	$7,392,235

Expenses
Investment Advisory fees (Note 3)	1,384,222
Administrative and accounting fees (Note 3)	968,953
Other fees	14,936

Total expenses before waivers	2,368,111
Less waivers	(276,854)

Total expenses after waivers	2,091,257

Net Investment Income	5,300,978

Net Realized Loss on Investments	(970)

Net Increase in Net Assets Resulting from Operations	$5,300,008

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Statements of Changes in Net Assets

	FBR Large Cap		FBR Small Cap
	Financial Fund		Financial Fund		FBR Small Cap Fund

	For the Years Ended		For the Years Ended		For the Years Ended
	October 31,		October 31,		October 31,

	2005	2004	2005	2004	2005	2004

From Investment Activities
Net Investment Income (Loss)	$188,656	$99,060	$3,951,710	$2,290,541	$(5,368,162)	$(3,755,821)
Net Realized Gain on Investment Transactions:
Unaffiliated Issuers	3,792,950	3,599,098	47,073,636	73,080,366	16,780,143	17,262,557
Affiliated Issuers	—	—	2,164,689	1,658,798	593,237	—
Change in Net Unrealized Appreciation/Depreciation of Investments	(3,757,400)	(841,482)	(39,705,446)	(15,239,532)	60,327,673	77,386,208

Net Increase in Net Assets Resulting from Operations	224,206	2,856,676	13,484,589	61,790,173	72,332,891	90,892,944

Distributions to Shareholders
From Net Investment Income	(111,605)	(110,335)	(3,545,129)	(1,312,042)	—	—
From Net Realized Gain on Investments	(3,530,704)	(131,440)	(74,859,808)	(11,594,273)	(13,532,432)	(298,169)

Total Distributions to Shareholders	(3,642,309)	(241,775)	(78,404,937)	(12,906,315)	(13,532,432)	(298,169)

From Share Transactions
Net Proceeds from Sales of Shares	5,740,994	9,856,134	230,368,255	460,010,844	372,773,336	581,454,730
Reinvestment of Distributions	3,514,554	236,420	72,660,032	11,693,265	12,761,278	279,051
Cost of Shares Redeemed(A)	(7,184,823)	(17,782,256)	(369,400,035)	(439,770,799)	(463,973,882)	(190,655,407)

Net Increase (Decrease) in Net Assets Resulting from Share Transaction	2,070,725	(7,689,702)	(66,371,748)	31,933,310	(78,439,268)	391,078,374

Total Increase (Decrease) in Net Assets	(1,347,378)	(5,074,801)	(131,292,096)	80,817,168	(19,638,809)	481,673,149
Net Assets – Beginning of Year	30,384,137	35,458,938	594,625,304	513,808,136	825,496,886	343,823,737

Net Assets – End of Year	$29,036,759	$30,384,137	$463,333,208	$594,625,304	$805,858,077	$825,496,886

Undistributed Net Investment Income	$167,985	$90,933	$1,258,468	$1,183,931	$—	$—
Shares Issued and Redeemed
Sold	256,060	416,817	6,667,142	13,315,553	9,065,029	16,675,479
Issued in Reinvestment of Distributions	156,411	10,359	2,125,106	353,376	313,867	8,789
Redeemed	(325,549)	(765,708)	(11,066,207)	(13,116,520)	(11,318,509)	(5,665,712)

Net Increase (Decrease) in Shares	86,922	(338,532)	(2,273,959)	552,409	(1,939,613)	11,018,556

(A)
The cost of shares redeemed is net of the 1% redemption fee on fund shares which have been held 90 days or less. For the year ended October 31, 2005, these fees were $5,664, $201,249 and $178,577 for FBR Large Cap Financial Fund, FBR Small Cap Financial Fund, and FBR Small Cap Fund, respectively. For the year ended October 31, 2004, these fees were $20,021, $642,244 and $228,399 for FBR Large Cap Financial Fund, FBR Small Cap Financial Fund, and FBR Small Cap Fund, respectively.

The FBR Funds

Statements of Changes in Net Assets (continued)

	FBR Large Cap		FBR Small Cap
	Technology Fund		Technology Fund

	For the Years Ended		For the	For the
	October 31,		Year Ended	Period Ended
			October 31,	October 31,
	2005	2004	2005	2004(A)

From Investment Activities
Net Investment Loss	$(73,240)	$(85,947)	$(29,575)	$(17,583)
Net Realized Gain (Loss) on Investment Transactions	1,087,384	1,038,128	144,518	(134,429)
Change in Net Unrealized Appreciation/Depreciation of Investments	154,824	(973,795)	(13,158)	(2,103)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,168,968	(21,614)	101,785	(154,115)

Distributions to Shareholders
From Net Realized Loss on Investments	(964,430)	(117,006)	—	—

From Share Transactions
Net Proceeds from Sales of Shares	9,338,571	4,133,821	1,661,709	2,537,343
Reinvestment of Distributions	955,283	113,560	—	—
Cost of Shares Redeemed(B)	(2,295,680)	(3,671,243)	(1,444,969)	(943,117)

Net Increase in Net Assets Resulting from Share Transactions	7,998,174	576,138	216,740	1,594,226

Total Increase in Net Assets	8,202,712	437,518	318,525	1,440,111
Net Assets – Beginning of Period	6,607,736	6,170,218	1,440,111	—

Net Assets – End of Period	$14,810,448	$6,607,736	$1,758,636	$1,440,111

Undistributed Net Investment Income	$—	$—	$—	$—
Shares Issued and Redeemed
Sold	891,160	360,702	176,223	271,549
Issued in Reinvestment of Distributions	94,117	10,495	—	—
Redeemed	(219,699)	(327,955)	(152,499)	(109,382)

Net Increase in Shares	765,578	43,242	23,724	162,167

(A)	From Commencement of Operations January 20, 2004.
(B)
The cost of shares redeemed is net of the 1% redemption fee on fund shares which have been held 90 days or less. For the year ended October 31, 2005, these fees were $3,490 and $7,127 for FBR Large Cap Technology Fund and FBR Small Cap Technology Fund, respectively.

The FBR Funds

Statements of Changes in Net Assets (continued)

	FBR Gas Utility Index Fund

	For the Years Ended
	October 31,

	2005	2004

From Investment Activities
Net Investment Income	$8,487,815	$5,866,985
Net Realized Gain on Investment Transactions	6,544,433	4,358,083
Change in Net Unrealized Appreciation/Depreciation of Investments	29,725,143	27,261,460

Net Increase in Net Assets Resulting from Operations	44,757,391	37,486,528

Distributions to Shareholders
From Net Investment Income	(6,644,316)	(5,900,543)

From Share Transactions
Net Proceeds from Sales of Shares	101,624,953	55,394,676
Reinvestment of Distributions	6,155,740	5,473,085
Cost of Shares Redeemed(A)	(70,635,065)	(56,726,719)

Net Increase in Net Assets Resulting from Share Transactions	37,145,628	4,141,042

Total Increase in Net Assets	75,258,703	35,727,027
Net Assets – Beginning of Year	220,544,845	184,817,818

Net Assets – End of Year	$295,803,548	$220,544,845

Undistributed Net Investment Income	$2,172,091	$328,592
Shares Issued and Redeemed
Sold	6,017,006	4,137,546
Issued in Reinvestment of Distributions	364,364	401,452
Redeemed	(4,265,038)	(4,278,069)

Net Increase in Shares	2,116,332	260,929

(A)
The cost of shares redeemed is net of the 1% redemption fee on fund shares which have been held 90 days or less. For the year ended October 31, 2005 these fees were $73,199. For the year ended October 31, 2004, these fees were $34,027.

The FBR Funds

Statements of Changes in Net Assets (continued)

	FBR Fund for Government Investors

		For the Period
	For the Year	January 1, 2004	For the Year
	Ended	through	Ended
	October 31,	October 31,	December 31,
	2005	2004(A)	2003

From Investment Activities
Net Investment Income	$5,300,978	$1,341,712	$1,872,046
Net Realized Loss on Investment Transactions	(970)	(165,106)	(23,854)

Net Increase in Net Assets Resulting from Operations	5,300,008	1,176,606	1,848,192

Distributions to Shareholders
From Net Investment Income	(5,300,978)	(1,341,712)	(1,872,046)

From Share Transactions (at constant net asset value of $1)
Net Proceeds from Sales of Shares	1,297,731,352	1,050,066,734	2,493,526,280
Reinvestment of Distributions	5,142,132	1,303,163	1,834,981
Cost of Shares Redeemed	(1,339,958,443)	(1,103,856,775)	(2,608,171,991)

Net Decrease in Net Assets Resulting from Share Transactions	(37,084,959)	(52,486,878)	(112,810,730)

Total Decrease in Net Assets	(37,085,929)	(52,651,984)	(112,834,584)
Net Assets – Beginning of Period	288,760,780	341,412,764	454,247,348

Net Assets – End of Period	$251,674,851	$288,760,780	$341,412,764

Undistributed Net Investment Income	$—	$—	$—
Shares Issued and Redeemed
Sold	1,297,731,352	1,050,066,734	2,493,526,280
Issued in Reinvestment of Distributions	5,142,132	1,303,163	1,834,981
Redeemed	(1,339,958,443)	(1,103,856,775)	(2,608,171,991)

Net Decrease in Shares	(37,084,959)	(52,486,878)	(112,810,730)

(A)	Effective March 1, 2004 the Fund changed its fiscal year end to October 31.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	FBR Large Cap Financial Fund

	For the Years Ended October 31,

	2005	2004	2003	2002	2001

Per Share Operating Performance:
Net Asset Value – Beginning of Year	$24.46	$22.43	$17.73	$18.18	$17.34

Income from Investment Operations:
Net Investment Income[1,3]	0.13	0.08	0.10	0.07	0.06
Net Realized and Unrealized Gain on Investments[1,4]	0.15	2.08	4.69	0.70	0.94

Total from Investment Operations	0.28	2.16	4.79	0.77	1.00

Distributions to Shareholders:
From Net Investment Income	(0.08)	(0.07)	(0.09)	(0.08)	(0.16)
From Net Realized Gain	(2.82)	(0.08)	—	(1.15)	—

Total Distributions	(2.90)	(0.15)	(0.09)	(1.23)	(0.16)

Paid-in Capital from Redemption Fees	0.00 [2]	0.02	0.00 [2]	0.01	—

Net Increase (Decrease) in Net Asset Value	(2.62)	2.03	4.70	(0.45)	0.84

Net Asset Value – End of Year	$21.84	$24.46	$22.43	$17.73	$18.18

Total Investment Return[5]	0.86%	9.76%	27.13%	4.11%	5.72%
Ratios to Average Net Assets:
Expenses After Waivers[3]	1.95%	1.91%	1.92%	1.95%	1.89%
Expenses Before Waivers	1.96%	1.94%	1.98%	2.03%	1.90%
Net Investment Income After Waivers[3]	0.62%	0.28%	0.53%	0.36%	0.32%
Net Investment Income Before Waivers	0.61%	0.25%	0.47%	0.28%	0.31%
Supplementary Data:
Portfolio Turnover Rate	41%	42%	67%	97%	126%
Net Assets at End of Year (in thousands)	$29,037	$30,384	$34,459%	$26,541	$25,577

[1]
Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]	Less than $0.01
[3]	Reflects fees waived by FBR Fund Advisers, Inc. pursuant to a voluntary expense limitation of 1.95%.
[4]
The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[5]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

The FBR Funds

Financial Highlights (continued)

	FBR Small Cap Financial Fund

	For the Years Ended October 31,

	2005	2004	2003	2002	2001

Per Share Operating Performance:
Net Asset Value – Beginning of Year.	$36.41	$32.56	$24.38	$20.53	$16.03

Income from Investment Operations:
Net Investment Income[1,2]	0.23	0.13	0.05	0.15	0.42
Net Realized and Unrealized Gain on Investments[1,3]	0.85	4.40	8.88	4.35	4.18

Total from Investment Operations	1.08	4.53	8.93	4.50	4.60

Distributions to Shareholders:
From Net Investment Income	(0.18)	(0.07)	(0.13)	(0.47)	(0.10)
From Net Realized Gain	(4.36)	(0.65)	(0.64)	(0.34)	—

Total Distributions	(4.54)	(0.72)	(0.77)	(0.81)	(0.10)

Paid-in Capital from Redemption Fees	0.01	0.04	0.02	0.16	—

Net Increase (Decrease) in Net Asset Value	(3.45)	3.85	8.18	3.85	4.50

Net Asset Value – End of Year	$32.96	$36.41	$32.56	$24.38	$20.53

Total Investment Return[4]	2.63%	14.29%	37.80%	23.37%	28.85%
Ratios to Average Net Assets:
Expenses After Waivers[2]	1.55%	1.59%	1.57%	1.56%	1.53%
Expenses Before Waivers	1.55%	1.59%	1.57%	1.56%	1.53%
Net Investment Income After Waivers[2]	0.69%	0.40%	0.26%	0.54%	1.63%
Net Investment Income Before Waivers	0.69%	0.40%	0.26%	0.54%	1.63%
Supplementary Data:
Portfolio Turnover Rate	15%	36%	16%	44%	68%
Net Assets at End of Year (in thousands)	$463,333	$594,625	$513,808	$319,762	$125,372

[1]	Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
[2]	Reflects fees waived by FBR Fund Advisers, Inc. pursuant to a voluntary expense limitation of 1.95%.
[3]	The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.
[4]	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

The FBR Funds

Financial Highlights (continued)

	FBR Small Cap Fund

	For the Years Ended October 31,

	2005	2004	2003	2002	2001

Per Share Operating Performance:
Net Asset Value – Beginning of Year	$37.68	$31.57	$21.15	$19.97	$19.46

Income (Loss) from Investment Operations:
Net Investment Loss[1,2]	(0.27)	(0.17)	(0.11)	(0.25)	(0.18)
Net Realized and Unrealized Gain on Investments[1,3].	3.51	6.30	10.50	1.50	1.34

Total from Investment Operations	3.24	6.13	10.39	1.25	1.16

Distributions to Shareholders:
From Net Realized Gain	(0.57)	(0.03)	—	(0.17)	(0.65)

Paid-in Capital from Redemption Fees	0.01	0.01	0.03	0.10	—

Net Increase in Net Asset Value	2.68	6.11	10.42	1.18	0.51

Net Asset Value – End of Year	$40.36	$37.68	$31.57	$21.15	$19.97

Total Investment Return[4]	8.63%	19.46%	49.27%	6.76%	6.87%
Ratios to Average Net Assets:
Expenses After Waivers[2]	1.50%	1.59%	1.60%	1.94%	1.95%
Expenses Before Waivers	1.53%	1.59%	1.60%	2.07%	2.37%
Net Investment Loss After Waivers[2]	(0.56)%	(0.75)%	(0.75)%	(1.39)%	(1.34)%
Net Investment Loss Before Waivers	(0.59)%	(0.75)%	(0.75)%	(1.52)%	(1.76)%
Supplementary Data:
Portfolio Turnover Rate	20%	19%	16%	13%	26%
Net Assets at End of Year (in thousands)	$805,858	$825,497	$343,824	$28,803	$16,571

[1]	Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
[2]	Reflects fees waived by FBR Fund Advisers, Inc. pursuant to a voluntary expense limitation of 1.95% and fees voluntarily waived by the Distributor in an amount attributable to marketing expenses for the fund while closed to new investors.
[3]	The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.
[4]	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

The FBR Funds

Financial Highlights (continued)

	FBR Large Cap Technology Fund

					For the
					Period
	For the Years Ended October 31,				Ended
					October 31,
	2005	2004	2003		2002*

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$10.96	$11.03	$7.19		$10.00

Income (Loss) from Investment Operations:
Net Investment Loss[1,3]	(0.05)	(0.14)	(0.08)		(0.05)
Net Realized and Unrealized Gain (Loss) on Investments [1,4]	1.53	0.24	3.92		(2.76)

Total from Investment Operations	1.48	0.10	3.84		(2.81)

Distributions to Shareholders:
From Net Realized Gain	(1.62)	(0.20)	—		—

Paid-in Capital from Redemption Fees	0.00 [2]	0.03	0.00	[2]	0.00 [2]

Net Increase (Decrease) in Net Asset Value	(0.14)	(0.07)	3.84		(2.81)

Net Asset Value – End of Period	$10.82	$10.96	$11.03		$7.19

Total Investment Return[5]	14.51%	1.17%	53.41%		(28.10)%
Ratios to Average Net Assets:
Expenses After Waivers and Related Reimbursements[3]	1.94%	1.95%	1.94%		1.94%
Expenses Before Waivers and Related Reimbursements	2.74%	3.21%	4.61%		4.43%
Net Investment Loss After Waivers and Related Reimbursements[3]	(0.77)%	(1.23)%	(1.11)%		(1.37)%
Net Investment Loss Before Waivers and Related Reimbursements	(1.57)%	(2.49)%	(3.78)%		(3.86)%
Supplementary Data:
Portfolio Turnover Rate	100%	99%	146%		165%
Net Assets at End of Period (in thousands)	$14,810	$6,608	$6,170		$2,485

*	From Commencement of Operations February 1, 2002.
[1]	Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
[2]	Less than $0.01
[3]	Reflects fees waived and related reimbursements made by FBR Fund Advisers, Inc. pursuant to a voluntary expense limitation of 1.95%.
[4]	The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.
[5]	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

The FBR Funds

Financial Highlights (continued)

	FBR Small Cap Technology Fund

	For the Year	For the Period
	Ended	Ended
	October 31,	October 31,
	2005	2004*

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$8.88	$10.00

Income (Loss) from Investment Operations:
Net Investment Loss[1,2]	(0.16)	(0.11)
Net Realized and Unrealized Gain (Loss) on Investments[1,3]	0.70	(1.06)

Total from Investment Operations	0.54	(1.17)

Paid-in Capital from Redemption Fees	0.04	0.05

Net Increase (Decrease) in Net Asset Value	0.58	(1.12)

Net Asset Value – End of Period	$9.46	$8.88

Total Investment Return[4]	6.53%	(11.20)%	(A)
Ratios to Average Net Assets:
Expenses After Waivers and Related Reimbursements[2]	1.95%	1.95%	(B)
Expenses Before Waivers and Related Reimbursements	9.14%	6.43%	(B)
Net Investment Loss After Waivers and Related Reimbursements[2]	(1.68)%	(1.79)%	(B)
Net Investment Loss Before Waivers and Related Reimbursements	(8.87)%	(6.27)%	(B)
Supplementary Data:
Portfolio Turnover Rate	246%	150%	(A)
Net Assets at End of Period (in thousands)	$1,759	$1,440

*	From Commencement of Operations January 20, 2004.
[1]	Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
[2]	Reflects fees waived and related reimbursements made by FBR Fund Advisers, Inc. pursuant to a voluntary expense limitation of 1.95%.
[3]	The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.
[4]	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.
(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Gas Utility Index Fund

			For the
	For the Years		Period		For the
	Ended October 31,		Ended		Years Ended March 31,
			October 31,
	2005	2004	2003*		2003	2002	2001

Per Share Operating Performance:
Net Asset Value — Beginning of Period	$14.67	$12.51	$10.41		$15.53	$19.42	$16.93

Income (Loss) from Investment Operations:
Net Investment Income[1,3]	0.52	0.38	0.20		0.43	0.49	0.52
Net Realized and Unrealized Gain (Loss) on Investments[1,4]	2.47	2.17	2.08		(5.12)	(1.86)	5.00

Total from Investment Operations	2.99	2.55	2.28		(4.69)	(1.37)	5.52

Distributions to Shareholders:
From Net Investment Income	(0.41)	(0.39)	(0.18)		(0.43)	(0.49)	(0.52)
From Net Realized Gain	—	—	—		—	(2.03)	(2.51)

Total Distributions	(0.41)	(0.39)	(0.18)		(0.43)	(2.52)	(3.03)

Paid-in Capital from Redemption Fees	0.00 [2]	0.00 [2]	0.00	[2]	—	—	—

Net Increase (Decrease) in Net Asset Value	2.58	2.16	2.10		(5.12)	(3.89)	2.49

Net Asset Value — End of Period	$17.25	$14.67	$12.51		$10.41	$15.53$	$19.42

Total Investment Return[5]	20.48%	20.63%	21.98%	(A)	(30.40)%	(5.90)%	32.88%
Ratios to Average Net Assets:
Expenses After Waivers[3]	0.80%	0.85%	0.85%	(B)	0.85%	0.85%	0.85%
Expenses Before Waivers	0.80%	0.88%	0.87%	(B)	0.86%	0.85%	0.85%
Net Investment Income After Waivers[3]	3.18%	2.90%	3.02%	(B)	3.58%	2.88%	2.77%
Net Investment Income Before Waivers	3.18%	2.87%	3.00%	(B)	3.57%	2.88%	2.77%
Supplementary Data:
Portfolio Turnover Rate	20%	34%	5%	(A)	39%	29%	38%
Net Assets at End of Period (in thousands)	$295,804	$220,545	$184,818		$145,663	224,681	$269,504

*	Effective April 1, 2003, the Fund’s fiscal year end was changed to October 31.
[1]

Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]	Less than $0.01
[3]	Reflects fees waived by FBR Fund Advisers, Inc. pursuant to a voluntary expense limitation of 0.85%.
[4]

The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[5]

Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Fund for Government Investors

	For the	For the
	Year	Period
	Ended	Ended		For the Years Ended December 31,
	October 31,	October 31,
	2005	2004*		2003		2002	2001	2000

Per Share Operating Performance:
Net Asset Value - Beginning of Period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Income from Investment Operations:
Net Investment Income[1,3]	0.02	0.00	[2]	0.00	[2]	0.01	0.03	0.05
Net Realized Loss on Investments[1,4]	(0.00)[2]	(0.00)[2]		(0.00)[2]		—	—	—

Total From Investment Operations	0.02	0.00	[2]	0.00	[2]	0.01	0.03	0.05

Distributions to Shareholders:
From Net Investment Income	(0.02)	(0.00)[2]		(0.00)[2]		(0.01)	(0.03)	(0.05)

Net Asset Value – End of Period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00

Total Investment Return[5]	1.96%	0.42%	(A)	0.42%		1.03%	3.25%	5.27%
Ratios to Average Net Assets:
Expenses After Waivers[3]	0.76%	0.75%	(B)	0.75%		0.75%	0.75%	0.75%
Expenses Before Waivers	0.86%	0.85%	(B)	0.82%		0.75%	0.75%	0.75%
Net Investment Income After Waivers[3]	1.92%	0.50%	(B)	0.43%		1.03%	3.25%	5.17%
Net Investment Income Before Waivers	1.82%	0.40%	(B)	0.36%		1.03%	3.25%	5.17%
Supplementary Data:
Net Assets at End of Period (in thousands)	$251,675	$288,761		$341,413		$454,247	$484,682	$555,711

*	Effective March 1, 2004, the Fund’s fiscal year end changed to October 31.
[1]

Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]	Less than $0.01
[3]	Reflects fees waived by Money Management Advisers, Inc. pursuant to a voluntary expense limitation of 1.00%.
[4]

The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses in investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[5]

Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

(A)	Not Annualized
(B)	Annualized

The accompanying notes are an integral part of the financial statements.

61

The FBR Funds

Schedule of Shareholder Expenses
(unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 through October 31, 2005).

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended October 31, 2005” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The FBR Funds

Schedule of Shareholder Expenses (unaudited) (continued)

					Expenses Paid
	Net Expense	Total Return	Beginning	Ending	During the
	Ratio	Six Months	Account	Account	Six Months
	Annualized	Ended	Value	Value	Ended
	October 31, 2005	October 31, 2005	May 1, 2005	October 31, 2005	October 31, 2005*

Large Cap Financial Fund
Actual	1.94%	1.58%	$1,000.00	$1,015.80	$9.86
Hypothetical	1.94	2.52	1,000.00	1,015.43	9.86
Small Cap Financial Fund
Actual	1.55	5.78	1,000.00	1,057.80	8.04
Hypothetical	1.55	2.52	1,000.00	1,017.39	7.88
Small Cap Fund
Actual	1.50	3.05	1,000.00	1,030.50	7.68
Hypothetical	1.50	2.52	1,000.00	1,017.64	7.63
Large Cap Technology Fund
Actual	1.94	11.20	1,000.00	1,112.00	10.33
Hypothetical	1.94	2.52	1,000.00	1,015.43	9.86
Small Cap Technology Fund
Actual	1.95	12.89	1,000.00	1,128.90	10.46
Hypothetical	1.95	2.52	1,000.00	1,015.38	9.91
Gas Utility Index Fund
Actual	0.80	8.51	1,000.00	1,085.10	4.20
Hypothetical	0.80	2.52	1,000.00	1,021.17	4.08
Fund for Government Investors
Actual	0.76	1.24	1,000.00	1,012.40	3.86
Hypothetical	0.76	2.52	1,000.00	1,021.37	3.87

*
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year then divided by 365.

The FBR Funds

Notes to Financial Statements

1.   Organization

The FBR Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as an open-end management investment company. The Trust was organized as a business trust under the laws of the State of Delaware on September 29, 2003. The Trust currently consists of ten series which represent interests in one of the following investment portfolios: FBR Pegasus FundTM (“Pegasus FundTM”). FBR Large Cap Financial Fund (“Large Cap Financial Fund”), FBR Small Cap Financial Fund (“Small Cap Financial Fund”), FBR Small Cap Fund (“Small Cap Fund”), FBR Large Cap Technology Fund (“Large Cap Technology Fund”), FBR Small Cap Technology Fund (“Small Cap Technology Fund”), FBR Gas Utility Index Fund (“Gas Utility Index Fund”), FBR Fund for Government Investors (“Money Market Fund”), FBR Maryland Tax-Free Portfolio (“Maryland Tax-Free Portfolio”) and FBR Virginia Tax-Free Portfolio (“Virginia Tax-Free Portfolio”), (each a “Fund” and collectively, the “Funds”). The Trust is authorized to issue an unlimited number of shares of beneficial interest with no par value which may be issued in more than one class or series. Each Fund offers one class of shares, which is offered as no-load shares.This report covers the Large Cap Financial Fund, Small Cap Financial Fund, Small Cap Fund, Large Cap Technology Fund, Small Cap Technology Fund, Gas Utility Index Fund and Money Market Fund. As of October 31, 2005, the Pegasus FundTM has not yet commenced operations. The Maryland Tax-Free Portfolio and Virginia Tax-Free Portfolio can be found in a separate report.

The Large Cap Financial Fund, a non-diversified fund, intends to invest at least 80% of its total assets in securities of large capitalization (“large-cap”) companies principally engaged in the business of financial services. The investment objective of the Fund is capital appreciation.

The Small Cap Financial Fund, a non-diversified fund, intends to invest at least 80% of its total assets in securities of small capitalization (“small-cap”) companies principally engaged in the business of providing financial services to consumers and industry. The investment objective of the Fund is capital appreciation.

The Small Cap Fund, a non-diversified fund, intends to invest at least 80% of its total assets in securities of small-cap companies. The investment objective of the Fund is capital appreciation.

The Large Cap Technology Fund, a non-diversified fund, intends to invest at least 80% of its total assets in securities of large-cap companies that are principally engaged in the research, design, development, manufacturing or distributing products or services in the technology industry. The investment objective of the Fund is long-term capital appreciation.

The Small Cap Technology Fund, a non-diversified fund, intends to invest at least 80% of its total assets in securities of small-cap companies that are principally engaged in the research, design, development, manufacturing or distributing products or services in the technology industry. The investment objective of the Fund is long-term capital appreciation.

The FBR Funds

Notes to Financial Statements (continued)

The Gas Utility Index Fund, a diversified fund, intends to invest at least 85% of its net assets in the common stock of companies that have natural gas distribution and transmission operations. The investment objective of the Fund is income and capital appreciation.

The Money Market Fund, a diversified fund, intends to invest at least 95% of its total assets in fixed-rate and floating-rate short-term instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements secured by such instruments. The investment objective of the Fund is current income consistent with liquidity and preservation of capital.

2.   Significant Accounting Policies

 The following is a summary of the Funds’ significant accounting policies:

Portfolio Valuation — The net asset value per share (“NAV”) of each Fund is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on each business day that the exchange is open for trading. Each Fund’s securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and ask prices, except in the case of open short positions where the ask price is used for valuation purposes. The bid price is used when no ask price is available. Short-term investments are carried at amortized cost, which approximates market value. Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Funds’ Board of Trustees (the “Board”), are valued at fair value in good faith by, or at the direction of, the Board.

Share Valuation — The NAV of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of each Fund, rounded to the nearest cent. Each Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of each Fund is equal to each Fund’s net asset value per share. The Funds, except for the Money Market Fund, charge a 1% redemption fee on shares redeemed or exchanged within 90 days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

Investment Income — Dividend income is recorded on the ex-dividend date. Interest income, which includes the amortization of premium and accretion of discount, if any, is recorded on an accrual basis.

Distributions to Shareholders — Each Fund, except the Gas Utility Index Fund and Money Market Fund, declares and pays any dividends from its net investment income, if any, annually. The Gas Utility Index Fund declares and pays any such dividend quarterly.

The FBR Funds

Notes to Financial Statements (continued)

The Money Market Fund declares dividends each day the Fund is open for business and pays monthly. Distributions from net realized capital gains, if any, will be distributed at least annually for each Fund. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations.

Security Transactions — Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates — The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Options — Each Fund, except the Gas Utility Index Fund and Money Market Fund, may buy and sell call and put options to hedge against changes in net asset value or to attempt to realize a greater current return. The risk associated with purchasing an option is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by a Fund on the expiration date as realized gains from options transactions.

The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying securities in determining whether a Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. Each Fund’s use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts reflect the extent of a Fund’s involvement in these financial instruments. In writing an option, a Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by a Fund could result in a Fund selling or buying a security at a price different from the current market value. A Fund’s activities in written options are conducted through regulated exchanges, which do not result in counterparty credit risks. The Funds had no outstanding options at October 31, 2005.

Repurchase Agreements — The Large Cap Financial Fund, Small Cap Financial Fund, Small Cap Fund, Large Cap Technology Fund, Small Cap Technology Fund and Gas

The FBR Funds

Notes to Financial Statements (continued)

Utility Index Fund (collectively the “Equity Funds”) have agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreement”). The financial institutions with whom each Fund enters into repurchase agreements are banks and broker/dealers which the Adviser considers creditworthy pursuant to criteria approved by the Trust’s Board of Trustees. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. The adviser marks to market daily the value of the collateral, and, if necessary, requires the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose each Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

Securities Lending — With respect to the Equity Funds and the Money Market Fund, each may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. Loans of securities are required at all times to be secured by collateral equal to at least 100% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds. The Funds had no securities on loan to brokers at October 31, 2005.

Line of Credit — The Trust has a line of credit (“Credit Agreement”) with Custodial Trust Company (“CTC”) for temporary or emergency purposes. Under the Credit Agreement, CTC provides a line of credit in an amount up to the maximum amount permitted under the 1940 Act and each Fund’s prospectus. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at 100 basis points (100 basis points = 1%) over the Fed Funds Rate, except for the Gas Utility Index Fund and the Money Market Fund, which bear interest at 100 basis points over the LIBOR. The Funds had no borrowings outstanding at October 31, 2005.

3.   Transactions with Affiliates

Investment Adviser — FBR Fund Advisers, Inc. (“Fund Advisers”) serves as investment adviser to the Equity Funds. For its advisory services, Fund Advisers receives a monthly fee at an annual rate of 0.90% of the average daily net assets of the Large Cap Financial Fund, Small Cap Financial Fund, Small Cap Fund, Large Cap Technology Fund and Small Cap Technology Fund and at an annual rate of 0.40% of the average daily net assets of the Gas Utility Index Fund. Fund Advisers has contractually agreed to limit each Fund’s total operating expenses to 1.95% of each Fund’s average daily net assets, except for the Gas Utility Index Fund, which Fund Advisers has contractually agreed to limit total operating expenses to 0.85% of average daily net assets. Fund Advisers has agreed to maintain these limitations with regard to each Fund through November 1, 2006.

The FBR Funds

Notes to Financial Statements (continued)

Fund Advisers has retained Akre Capital Management, LLC (“ACM”) as investment sub-adviser to the Small Cap Fund. In this capacity, subject to the supervision of Fund Advisers and the Board, ACM directs the investments of the Small Cap Fund’s assets, continually conducts investment research and supervision for the Small Cap Fund, and is responsible for the purchase and sale of the Small Cap Fund’s investments. For these services, Fund Advisers (and not the Fund) pays ACM a fee out of the Adviser’s advisory fee.

Prior to November 1, 2005, Money Management Advisers, Inc. (“MMA”) served as the investment adviser to the Money Market Fund. MMA is a wholly-owned subsidiary of FBR National Trust Company (“FBR National”), the Funds’ custodian. MMA has contractually agreed to limit each Fund’s total operating expenses to 1.00% of each Fund’s average daily net assets. Under the terms of an agreement with MMA, the Funds pay a management fee at an annual rate based on each Fund’s average daily net assets as follows:

Money Market Fund	0.50% of the first $500 million;
0.45% of the next $250 million;
0.40% of the next $250 million;
0.35% of the net assets over $1 billion.

Effective April 1, 2003, MMA has contractually agreed to waive advisory fees in the amount of 0.10% of the average daily net assets of the Money Market Fund to the extent that the fees under the administrative agreement are 0.35% of average daily net assets.

On October 25, 2005, the Board of Trustees of the Trust, including a majority of Independent Trustees, voted unanimously to assign the investment advisory agreement between the Money Market Fund and MMA, the Fund’s investment adviser since inception, to Fund Advisers. This assignment did not result in a change in control or in management of the Fund. Both MMA and Fund Advisers are subsidiaries of Friedman, Billings, Ramsey Group, Inc. The assignment of the investment advisory agreement, which was effective November 1, 2005, will not effect the nature and quality of the advisory services rendered to the Fund. Additionally, the advisory fees will not change as a result of the change in advisers. Fund Advisers has agreed to maintain the 1.00% expense limitation through November 1, 2006.

Plan of Distribution — The Trust, on behalf of each Fund, except the Gas Utility Index Fund and Money Market Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund may pay FBR Investment Services, Inc. (the “Distributor”) a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets. Fees paid to the Distributor under the Plan are payable without regard to actual expenses incurred. The Distributor has voluntarily agreed to waive a portion of the distribution fees payable by the Small Cap Fund in an amount attributable to marketing expenses for the Fund until such time as the Fund is reopened to new investors.

Administrator, Transfer Agent and Custodian — Prior to November 1, 2005, FBR National provided administrative, transfer agency and custodial services to the Funds and paid the operating expenses (not including extra ordinary legal fees, marketing costs, outside of routine shareholder communications, compliance program fees and interest costs)

The FBR Funds

Notes to Financial Statements (continued)

of the Funds. For these services, FBR National received a fee at an annual rate based on each Fund’s average daily net assets as follows:

	Asset Level	Annual Fee per Fund

FBR Large Cap Financial Fund	<=$20MM	Greater of 1% or $125,000
FBR Small Cap Financial Fund
FBR Small Cap Fund	>$20MM <=$50MM	$200,000 plus 0.16 2/3%
FBR Large Cap Technology Fund		of amount greater
FBR Small Cap Technology Fund		than 20MM
FBR Gas Utility Index Fund
	>=$50MM <=$100MM	$250,000 plus 0.10% of
amount greater than
50MM

	>=$100MM <=$500MM	0.30% of Assets

	>=$500MM <=$1 billion	$1,500,000 plus 0.25%
of amount greater
than $500MM

	>=$1 billion	$2,750,000 plus 0.225%
of amount greater
than $1 billion

FBR Fund for Government Investors	<=$20MM	$80,000

	>$20MM <=$100MM	0.40% of Assets

	>$100MM	0.35% of Assets

Effective November 1, 2005, the Trust, on behalf of the Funds, entered into an Administration Agreement (“Agreement”) with Fund Advisers to provide day-to-day administrative services including monitoring portfolio compliance, determining compliance with provisions of the Internal Revenue Code, oversight of the service providers and preparing the Funds’ registration statements. Pursuant to the Agreement, the Adviser receives a fee of 0.06% of the first $2 billion of total average daily net assets of the Funds, 0.05% of the next $1 billion of total average daily net assets of the Funds and 0.035% of the Funds’ average daily net assets in excess of $3 billion. The Adviser also provides the Funds with office space, facilities and business equipment and generally administers the Funds’ business affairs and provides the services of executive and clerical personnel for administering the affairs of the Funds. The Adviser compensates all personnel, Officers, and Trustees of the Funds if such persons are employees of the Adviser or Administrator. As of November 1, 2005, the Funds have contracted directly with a third party, Integrated Fund Services, Inc., for transfer agency and fund accounting services, and the Funds pay for all operating costs.

FBR National serves as Custodian of the Funds’ investments. The Custodian acts as the Funds’depository, safe keeps portfolio securities, collects all income and other payments

The FBR Funds

Notes to Financial Statements (continued)

with respect thereto, disburses funds at the Funds’ request and maintains records in connection with its duties. Pursuant to the Custody Agreement, FBR National receives a fee based on daily average net assets of 0.01% on the first $250 million, 0.009% on the next $500 million, 0.0085% on the next $750 million and 0.0075% on assets over $1.5 billion. FBR National also receives a per transaction based fee.

On November 21, 2005, FBR National entered into an agreement with Cardinal Bank, a Virginia-chartered bank (“Cardinal”), whereby Cardinal has agreed to acquire certain of FBR National’s fiduciary and other assets and assume FBR National’s deposit liabilities. Closing of the transaction, which is subject to the satisfactory completion of due diligence by Cardinal, the receipt of required regulatory approvals and third-party consents, and other customary closing conditions, is anticipated to occur in the first quarter 2006. Upon closing of the transaction, the Funds’ custodian services will be performed by Cardinal.

Brokerage Commissions — For the year ended October 31, 2005, the following brokerage commissions from portfolio transactions executed on behalf of the Funds were paid to Friedman, Billings, Ramsey and Co., Inc., an affiliate of the Adviser, Distributor and Administrator, by the Large Cap Financial Fund, Small Cap Financial Fund and Small Cap Fund: $450, $68,897 and $560, respectively.

4.   Investment Transactions

For the year ended October 31, 2005, purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for each Fund were as follows:

	Purchases	Sales

Large Cap Financial Fund	$10,280,008	$17,438,362
Small Cap Financial Fund	70,448,490	176,547,240
Small Cap Fund	245,187,285	164,885,361
Large Cap Technology Fund	16,073,501	9,068,766
Small Cap Technology Fund	4,330,632	4,131,046
Gas Utility Index Fund	90,994,759	53,457,016

5.   Federal Income Taxes

 It is each Fund’s policy to comply with the special provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The FBR Funds

Notes to Financial Statements (continued)

The tax character of distributions paid for each Fund’s tax year was as follows:
	Ordinary Income		Long-Term Capital Gains

	Dollar	Per Share	Dollar	Per Share
	Amount	Amount	Amount	Amount

Large Cap Financial Fund
For the Year Ended October 31, 2005	$1,139,465	$0.900999	$2,502,844	$2.000403
For the Year Ended October 31, 2004	110,335	0.067980	131,440	0.080984
Small Cap Financial Fund
For the Year Ended October 31, 2005	5,438,732	0.294938	72,966,205	4.253542
For the Year Ended October 31, 2004	2,277,539	0.126548	10,628,776	0.600311
Small Cap Fund
For the Year Ended October 31, 2005	7,424,560	0.342813	6,107,872	0.232018
For the Year Ended October 31, 2004	—	—	298,169	0.027788
Large Cap Technology Fund
For the Year Ended October 31, 2005	456,981	0.769208	507,449	0.854158
For the Year Ended October 31, 2004	107,767	0.181082	9,239	0.015524
Small Cap Technology Fund
For the Year Ended October 31, 2005	—	—	—	—
For the Year Ended October 31, 2004	—	—	—	—
Gas Utility Index Fund
For the Year Ended October 31, 2005	6,644,316	0.410258	—	—
For the Year Ended October 31, 2004	5,900,543	0.387304	—	—
Fund for Government Investors
For the Year Ended October 31, 2005	5,300,978	0.0194	—	—
For the Year Ended October 31, 2004	1,341,712	0.0042	—	—

The following information is computed on a tax basis for each item:

	As of October 31, 2005

	Large Cap	Small Cap	Small Cap	Large Cap
	Financial Fund	Financial Fund	Fund	Technology Fund

Cost of investment securities	$27,040,504	$372,150,942	$598,261,552	$14,666,953

Gross unrealized appreciation	2,951,552	101,030,062	247,965,164	905,719
Gross unrealized depreciation	(406,575)	(12,116,780)	(40,486,859)	(586,654)

Net unrealized appreciation	2,544,977	88,913,282	207,478,305	319,065
Undistributed ordinary income	167,985	1,333,767	—	278,046
Undistributed long-term capital gains	3,691,191	48,975,003	13,584,481	654,245

Accumulated earnings	$6,404,153	$139,222,052	$221,062,786	$1,251,356

The FBR Funds

Notes to Financial Statements (continued)

	As of October 31, 2005

			Fund for
	Small Cap	Gas Utility	Government
	Technology Fund	Index Fund	Investors

Cost of investment securities	$1,815,561	$191,919,093	$231,191,588

Gross unrealized appreciation	102,694	112,030,702	—
Gross unrealized depreciation	(130,150)	(9,242,985)	—

Net unrealized appreciation (depreciation)	(27,456)	102,787,717	—
Undistributed ordinary income	—	2,192,066	—
Capital loss carryforward	—	(18,607,915)*	(189,930)**

Accumulated earnings (deficit)	$(27,456)	$86,371,868	$(189,930)

*	$17,046,614 expires October 31, 2011 and $1,561,301 expires October 31, 2012.
**	$23,854 expires October 31, 2011, $165,106 expires October 31, 2012, and $970 expires October 31, 2013.

The following reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. These reclassifications have no impact on the net assets or net asset value per share of the Funds.

		Accumulated
	Undistributed	Net Realized	Paid-In
	Income (Loss)	Gain (Loss)	Capital

Large Cap Financial Fund	$1	$(1)	$—
Small Cap Financial Fund	(332,044)	165,559	166,485
Small Cap Fund	5,368,162	(3,712,068)	(1,656,094)
Large Cap Technology Fund	73,240	(73,240)	—
Small Cap Technology Fund	29,575	(22,284)	(7,291)

The difference between the cost of investment securities and financial statement cost the Funds is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

The capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The FBR Funds

Notes to Financial Statements (continued)

6.  Investments in Affiliates

Affiliated issuers, as defined by the 1940 Act, are those in which a Fund’s holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund’s investments in affiliates, if any, for the year ended October 31, 2005, is noted below:

	SHARE ACTIVITY

	Balance			Balance	Realized		Value	Acquisition
Affiliate	10/31/04	Purchases	Sales	10/31/05	Gain	Dividends	10/31/05	Cost

FBR Small Cap Financial Fund
Hingham Institution for Savings	107,600	—	5,692	101,908	$ 117,553	$102,221	$ 3,974,412	$2,154,822
ITLA Capital Corp	354,822	6,704	59,624	301,902	2,047,436	—	15,025,663	8,867,357
FBR Small Cap Fund
Monarch Casino & Resort, Inc.	515,500	515,500	39,000	992,000	593,237	—	19,215,040	4,511,967

7.  Commitments and Contingencies

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The FBR Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
The FBR Funds
Arlington,Virginia

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the FBR Large Cap Financial Fund, FBR Small Cap Financial Fund, FBR Small Cap Fund, FBR Large Cap Technology Fund, FBR Small Cap Technology Fund, FBR Gas Utility Index Fund (comprising the “Equity Funds”), and FBR Fund for Government Investors (collectively the “Funds”), each a series of The FBR Funds as of October 31, 2005, and the related statements of operations of the Funds for the year ended October 31, 2005, the related statements of changes in net assets of the Equity Funds, excluding the FBR Small Cap Technology Fund for each of the two years in the period ended October 31, 2005, the financial highlights of the Equity Funds, except for the FBR Small Cap Technology Fund and the FBR Gas Utility Index Fund, for each of the four years in the period ended October 31, 2005, the related statement of changes in net assets and the financial highlights of the FBR Small Cap Technology Fund for the year ended October 31, 2005 and for the period from January 20, 2004 to October 31, 2004, the related statements of changes in net assets of the FBR Gas Utility Index Fund for each of the two years in the period ended October 31, 2005 and the financial highlights of the FBR Gas Utility Index Fund for each of the two years in the period ended October 31, 2005, for the period from April 1, 2003 to October 31, 2003 and for the year ended March 31, 2003, and the related statement of changes in net assets and financial highlights of the FBR Fund for Government Investors for the year ended October 31, 2005 and for the period from January 1, 2004 to October 31, 2004. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of FBR Large Cap Financial Fund, FBR Small Cap Financial Fund, FBR Small Cap Fund, and FBR Large Cap Technology Fund for the year ended October 31, 2001 were audited by other auditors whose report dated December 7, 2001 expressed an unqualified opinion on such financial highlights. The financial highlights of FBR Gas Utility Index Fund for each of the two years in the period ended March 31, 2002 were audited by other auditors whose report dated April 19, 2002 expressed an unqualified opinion on such financial highlights. The statement of changes in net assets of the FBR Fund for Government Investors for the year ended December 31, 2003, and the financial highlights for each of the four years in the period ended December 31, 2003 were audited by other auditors whose report dated February 20, 2004 expressed an unqualified opinion on such financial statement and financial highlights.

The FBR Funds

Report of Independent Registered Public Accounting Firm (continued)

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FBR Large Cap Financial Fund, FBR Small Cap Financial Fund, FBR Small Cap Fund, FBR Large Cap Technology Fund, FBR Small Cap Technology Fund, FBR Gas Utility Index Fund and FBR Fund for Government Investors as of October 31, 2005, the results of their operations for the year then ended, the changes in their net assets for the periods referred to above, and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
December 2, 2005

The FBR Funds

Important Supplemental Information (unaudited)

Proxy Voting Guidelines

FBR Fund Advisers, Inc. (the “Adviser”) is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures the Adviser uses in fulfilling this responsibility is included in the Funds’ Statements of Additional Information and is available without charge, upon request, by calling 888.888.0025. The policies and procedures are also available on the Securities and Exchange Commission’s website at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling 888.888.0025 and is also available on the SEC’s website at http://www.sec.gov.

Portfolio Holdings

The Funds file their complete schedule of holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website, beginning with the July 31, 2004 report, at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov. A copy of the quarterly holdings report is available, without charge, upon request, by calling 888.888.0025.

Approval of the Continuation of the Investment Advisory Agreements

In accordance with the 1940 Act, the Board is required, on an annual basis, at an in-person meeting of the Board called for such purpose, to consider the continuation of: (i) the Investment Advisory Agreement with Fund Advisers with respect to the Equity Funds; (ii) the Investment Advisory Agreement with MMA with respect to the Money Market Fund; and (iii) the Sub-Investment Advisory Agreement with ACM with respect to the Small Cap Fund (collectively, the “Advisory Agreements”).

The relevant provisions of the 1940 Act specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Advisory Agreements, and it is the duty of each of the Advisers to furnish the Trustees with such information that is responsive to the Board’s request.

Accordingly, in determining whether to renew the Advisory Agreements, the Board requested, and the Advisers provided, information and data relevant to the Board’s consideration. This included information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds.

As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Advisers that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the on going oversight of the Funds and their operations. The Independent Trustees were counseled

The FBR Funds

Important Supplemental Information (unaudited) (continued)

during this process by independent legal counsel, as such term is defined in the rules under the 1940 Act, who reviewed with them their duties and responsibilities with respect to their consideration of the continuation of the Advisory Agreements.

The Board held an in-person meeting on October 25, 2005, at which they considered the renewal of each of the Advisory Agreements and the Board engaged in a thorough review process in connection with determining whether or not to continue the Advisory Agreements. During this meeting, the Board reviewed relevant information and data provided by the Advisers in response to written questions from the Independent Trustees and held extended discussions with independent legal counsel to the Independent Trustees concerning the same. The Board met with representatives of the Advisers and discussed with them their investment process, the investment results of the Funds, compensation arrangements for the portfolio managers, brokerage practices used for the Funds, and matters relating to the distribution and marketing of the Funds.

The Board first reviewed matters with respect to the proposed continuation of the Investment Advisory Agreement with Fund Advisers in connection with the Equity Funds and with MMA in connection with the Money Market Fund. The Board reviewed information and materials regarding the investment advisory fees for the Equity Funds. Representatives of Fund Advisers stated that the investment advisory fees for the Equity Funds are not presently subject to any asset based breakpoints, but that Fund Advisers has in place with respect to each of the Equity Funds an expense limitation agreement limiting total annual operating expenses of each of the Equity Funds. The Board was also informed by representatives of MMA that the Money Market Fund is subject to asset based breakpoints and that MMA also maintains an expense limitation agreement with respect to the Money Market Fund in order to limit the total annual operating expenses of the Money Market Fund.

The Board then considered information regarding each of the Funds separately and reviewed with the representatives of Fund Advisers and MMA various performance and expense information for each of the Funds, changes in total assets for each of the Funds, the costs of providing services, the profitability of each of the Funds to the Advisers, and distribution arrangements for each of the Funds, as follows:

1. Large Cap Financial Fund. The Board first reviewed information and materials regarding the Large Cap Financial Fund, noting the Fund’s fees, expenses and performance results, and compared such information to comparable funds and to the Fund’s relevant benchmark indexes. The Board members took note of the Large Cap Financial Fund’s investment performance for the one, three and five year periods and since inception. The Board took note of the fact that the Large Cap Financial Fund does a certain amount of brokerage transactions through FBR, and it was noted that information concerning the nature and amount of these affiliated brokerage transactions is reported to the Board on a quarterly basis in accordance with the Fund’s Rule 17e-1 reporting requirements. It was agreed that the amount of trading done by the Fund through FBR was reasonable, especially in light of the fact that FBR is active in the markets for many financial services stocks, thus making it reasonable for the Fund to utilize FBR for some of

The FBR Funds

Important Supplemental Information (unaudited) (continued)

its portfolio brokerage transactions. The Board then engaged in discussions with the portfolio manager for the Large Cap Financial Fund in order to discuss the investment operations of the Fund and he responded to questions from the Board regarding investment matters with respect to the Large Cap Financial Fund.

2. Small Cap Financial Fund. The Board next reviewed information and materials regarding the Small Cap Financial Fund, noting the Fund’s fees, expenses and performance results, and compared such information to comparable funds and to the Fund’s relevant benchmark indexes. The Board members took note of the Small Cap Financial Fund’s consistently strong investment performance for the one, three and five year periods and since inception. The Board also took note of the fact that the Small Cap Financial Fund does a certain amount of brokerage transactions through FBR, and it was noted that information concerning the nature and amount of these affiliated brokerage transactions is reported to the Board on a quarterly basis in accordance with the Fund’s Rule 17e-1 reporting requirements. It was agreed that the amount of trading done by the Fund through FBR was reasonable, especially in light of the fact that FBR is active in the markets for many financial services stocks, thus making it reasonable for the Fund to utilize FBR for some of its portfolio brokerage transactions. The Board then engaged in discussions with the portfolio manager for the Small Cap Financial Fund in order to discuss the investment operations of the Fund and he responded to questions from the Board regarding investment matters with respect to the Small Cap Financial Fund.

3. Small Cap Fund. The Board next reviewed information and materials regarding the Small Cap Fund, noting that Fund’s fees, expenses and performance results, and then compared such information to comparable funds and to the Fund’s relevant benchmark indexes. The Board reviewed information and material that had been submitted to them by ACM, and the Board also requested certain additional information concerning ACM’s expenses in connection with managing the Small Cap Fund and the profitability of ACM’s relationship to the Fund, which the Board received and accepted from ACM supplementally. The Board took note of the performance results of the Small Cap Fund, the growth in assets of the Fund, and the investment strategies employed by ACM in connection with its sub-investment management of the Small Cap Fund. The Board considered the fact that the Fund is currently closed to new investors and the Board was informed by Fund management that there is no intent to reopen the Fund to new investors at the present time. The Board members took note of the Small Cap Fund’s overall investment performance for the one, three and five year periods and since inception. The Board also took note of the fact that the Small Cap Fund does a certain amount of brokerage transactions through FBR, and it was noted that information concerning the nature and amount of these affiliated brokerage transactions is reported to the Board on a quarterly basis in accordance with the Fund’s Rule 17e-1 reporting requirements. It was agreed that the amount of trading done by the Fund through FBR was reasonable, especially in light of the fact that FBR is active in the markets for several small cap stocks, thus making it reasonable for the Fund to utilize FBR for some of its portfolio brokerage transactions. The Board also took note of the fact that ACM, as the Small Cap Fund’s

The FBR Funds

Important Supplemental Information (unaudited) (continued)

sub-investment adviser, had discontinued its use of soft dollars in connection with fund portfolio transactions effective as of January 1, 2005.

4. Large Cap Technology Fund. The Board next reviewed information and materials regarding the Large Cap Technology Fund, noting the Fund’s fees, expenses and performance results, and then compared such information to comparable funds and to the Fund’s relevant benchmark indexes. The Board members took note of the Large Cap Technology Fund’s investment performance for the one year and three year periods and since the commencement of the Fund’s investment operations on February 1, 2002. The Board then engaged in discussions with the co-portfolio manager for the Large Cap Technology Fund in order to discuss the investment operations of the Fund and he responded to questions from the Board regarding investment matters with respect to the Large Cap Technology Fund.

5. Small Cap Technology Fund. The Board next reviewed information and materials regarding the Small Cap Technology Fund, noting that Fund’s fees, expenses and performance results, and then compared such information to comparable funds and to the Fund’s relevant benchmark indexes. The Board members took note of the Small Cap Technology Fund’s investment performance for the one year period and for the period since the Fund’s commencement of investment operations on January 20, 2004. The Board then engaged in discussions with representatives of Fund Advisers in order to discuss the investment operations of the Fund and they responded to questions from the Board regarding investment matters with respect to the Small Cap Technology Fund.

6. Gas Utility Index Fund. The Board then reviewed information and materials regarding the Gas Utility Index Fund, noting that Fund’s fees, expenses and performance results, and compared such information to comparable funds and to the Fund’s relevant benchmark indexes. The Board took note of the fact that this is the only Fund among the Equity Funds that is operated as an index fund. The Board members also took note of the Gas Utility Index Fund’s investment performance for the one, three, five and 10-year periods and since inception. The Board then engaged in discussions with the portfolio manager for the Gas Utility Index Fund in order to discuss the investment operations of the Fund and he responded to questions from the Board regarding investment matters with respect to the Gas Utility Index Fund.

7. Fund for Government Investors (the Money Market Fund). The Board then considered matters with respect to the continuation of the Investment Advisory Agreement with MMA in connection with the Money Market Fund. The Board reviewed information and material that had been submitted to them by MMA and the Board discussed various matters with respect to the Money Market Fund with representatives of MMA, noting that the Money Market Fund is subject to an expense limitation agreement which limits the total annual operating expenses of the Money Market Fund and also noting that the Money Market Fund is subject to asset based breakpoints which provide for reduced investment advisory fees as assets in the Fund increase. The Board was informed by representatives of MMA that, as part of a restructuring arrangement, effective November 1, 2005, MMA intended to

The FBR Funds

Important Supplemental Information (unaudited) (continued)

assign the Investment Advisory Agreement to Fund Advisers and the Board took this fact into consideration during their review of the proposed approval of the Investment Advisory Agreement for the Money Market Fund. The Board was informed that Fund Advisers has the requisite investment capabilities to manage the assets of the Money Market Fund and that the investment personnel from MMA primarily responsible for the portfolio management of the Money Market Fund would continue to be involved with the management of the Money Market Fund for Fund Advisers.

The Board then undertook a review of the proposed continuation of each of the Advisory Agreements. Among the factors the Board considered was the overall performance of the Funds relative to the performance of other mutual funds in each Funds’ peer group on a long-term basis and over shorter time periods. The Board also took note of the long-term relationship between each of the Advisers and the Funds and the efforts that had been undertaken by the Advisers to foster the growth and development of the Funds since the inception of each of the Funds. In addition, the Board compared expenses of each Fund to the expenses of its peers, noting that the expenses for each of the Funds compare favorably with industry averages for other funds of similar size. They noted the range of investment advisory and administrative services provided by the Advisers and their affiliates to the Funds and the level and quality of these services, and in particular, they noted the quality of the personnel providing these services. The Board also reviewed financial information concerning the Advisers and their affiliates relating to the operation of the Funds, noting the overall profitability of the relationship with the Funds to the Advisers and the financial soundness of the Advisers as demonstrated by the financial information provided.

The Board further reviewed the Funds’ brokerage practices and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. The Board took note of the fact that a certain amount of brokerage for some of the Funds is handled by a brokerage affiliate of Fund Advisers and MMA, and the Board noted that such brokerage is conducted in a manner consistent with applicable rules under the 1940 Act relating to brokerage placed through affiliated entities and the Board determined that the amount of affiliated brokerage was fair and reasonable and done in accordance with the applicable regulatory requirements.

The Board also took note of the fact that an affiliate of Fund Advisers and MMA, FBR Investment Services, Inc. (“FBRIS”), serves as the distributor of the shares of the Funds and receives distribution fees from the Funds for serving in that role. The Board considered and discussed the activities routinely engaged in by FBRIS in order to distribute and market the Funds. The Board reviewed the distribution arrangements maintained by FBRIS for the Funds, noting the extensive sales arrangements for the Funds on various mutual fund supermarket platforms and the manner in which the distribution fees paid by certain of the Funds that pay distribution fees are utilized in connection with these arrangements. The Board also took into consideration the fact that FBRIS has agreed to voluntarily waive a portion of the distribution fees payable to it by the Small Cap Fund in an amount attributable to marketing expenses for the Fund until such time as the Fund is reopened to new investors.

The FBR Funds

Important Supplemental Information (unaudited) (continued)

Then Board also considered and reviewed information regarding the administrative services fees proposed to be paid to Fund Advisers by the Funds for providing certain types of administrative services. The Board determined that these administrative fees were fair and reasonable in connection with the types of services to be provided by Fund Advisers to the Funds and that they were reasonable fees to be paid in addition to the investment advisory fees to be paid by the Funds to Fund Advisers given that the administrative services are separate and distinct services apart from the investment advisory services being provided to the Funds by Fund Advisers.

The Independent Trustees then met separately with the independent legal counsel to the Independent Trustees in order to consider the proposed continuation of the Advisory Agreements. At the conclusion of their session, the Independent Trustees indicated that they had determined that they had received sufficient information in order to allow them to take action with respect to their consideration of the continuation of the Advisory Agreements.

In reaching their conclusion with respect to the continuation of the Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment performance of the Funds, the commitment of each of the Advisers to the successful operation of the Funds, and the level of expenses of the Funds, as well as the continued use of expense limitation agreements in order to reduce the overall operating expenses of the Funds, as being important elements of their consideration. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreements are fair and reasonable and the Board voted to renew the Agreements for an additional one-year period, subject to the applicable limitations on the total operating expenses of the Funds as considered and approved at the meeting.

The FBR Funds

Important Supplemental Information (unaudited) (continued)

Information About Trustees and Officers

Information pertaining to the Trustees and Officers of the Trust is set forth below. The address for each Trustee and Officer is 1001 19th Street North, Arlington, VA 22209 unless otherwise stated. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge upon request by calling 888.888.0025.

Portfolios
		Overseen in		Other
	Position	the Trust		Trusteeships/
	Held* and	and Fund	Principal Occupation(s)	Directorships
Name, Age, Address,	Tenure**	Complex***	during past 5 years	by Trustee

F. David Fowler, 72	Trustee Since May 1997; Chairman Since September 2003	9	Retired, 1997. Dean, The George Washington University School of Business and Public Management, 1992-1997.	MicroStrategy, Inc.
Charles O. Heller, 69	Trustee Since September 2003	9

Managing Director, Beacon Global Private Equity (venture capital firm), since 2003; Charles Heller Associates (management consulting), 1986 to present; Gabriel Venture Partners (venture capital firm), 2000-2003.

				Walden University
Larry R. Levitan, 64	Trustee Since September 2003	9	Retired; Oversight Board, Internal Revenue Service, September 2000 to present.	Choice Hotels International, Inc.
Michael A. Willner, 49	Trustee Since May 1997	9	CEO AlphaGrip, Inc. January 2001 to present; President, New Traders, Inc. from September 1996 to December 2000.	AlphaGrip, Inc.
David Ellison†, 47 100 Federal Street Boston, MA02110	Trustee Since September 2003; President Since June 2001	9

Director, CEO and President, FBR Fund Advisers, Inc., since December 1999; Portfolio Manager for Equity Funds since October 1996; and President Money Management Advisers, Inc., April 2001 - March 2002.

				None
Winsor H. Aylesworth, 58 100 Federal Street Boston, MA 02110	Executive Vice President Since January 1999	9	Portfolio Manager, FBR Fund Advisers, Inc. since September 1998; Vice President, Money Management Advisers, Inc., April 2001 - March 2002.	None
Bart Sanders, 41	Executive Vice President Since December 1999	9

Senior Vice President of Fund Operations, FBR Fund Advisers, Inc. since August 1999. Head Trader for FBR Fund Advisers, Inc., since January 1997; and Vice President, Money Management Advisers, Inc. April 2001-March 2002.

				None
Susan L. Silva, 38	Treasurer Since July 2002	9	Vice President, FBR National Trust Company since 2002; Employee of FBR National Trust Company since January 2000; Vice President and Treasurer of Money Management Advisers, Inc. since June 2000.	None
Kimberly J. Ochterski, 31	Secretary Since July 2003	9

Assistant Vice President, FBR National Trust Company since 2003; Vice President and Secretary of Money Management Advisers, Inc. since October 2003; Employee of FBR National Trust Company since August 1998, serving in various capacities, including Fund Accounting Supervisor and Transfer Agent Operations Manager.

				None

The FBR Funds

Important Supplemental Information (unaudited) (continued)

Information About Trustees and Officers (continued)

Portfolios
		Overseen in		Other
	Position	the Trust		Trusteeships/
	Held* and	and Fund	Principal Occupation(s)	Directorships
Name, Age, Address,	Tenure**	Complex***	during past 5 years	by Trustee

William Vastardis, 50 41 Madison Avenue 20th Floor New York, NY 10010	Chief Compliance Officer Since October 2004	9

Co-Chief Executive Officer, Vastardis Compliance Services LLC (formerly, EOS Compliance Services LLC), since June 2004; President and founder, Vastardis Fund Services LLC (formerly, EOS Fund Services LLC), since August 2003; Managing Director of Investors Capital Services, Inc. (affiliate of Investors Bank & Trust Company) from May 1998 through July 2003.

None

*
Trustees serve until their resignation, removal, or death, or until they reach the mandatory retirement age of 75 established by the Board. The Trust’s President, Treasurer, and Secretary serve until their successor is chosen and qualified. The other Officers of the Trust serve at the pleasure of the Trustees.

**	Length of time served is measured from the earliest date of service as a Trustee or Officer of any of the Funds or their predecessor funds.
***	The “Fund Complex” consists of all mutual funds advised by Friedman, Billings Ramsey Group, Inc. (“FBR Group”) and its affiliate advisers.
†	Mr. Ellison is considered to be an “Interested Trustee” of the Trust due to his position with FBR Fund Advisers.

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THE FBR FUNDS
888.888.0025
funds@fbr.com
www.fbrfunds.com

Investment Adviser and Administrator
FBR FUND ADVISERS, INC.
1001 NINETEENTH STREET NORTH
ARLINGTON, VIRGINIA 22209

Distributor
FBR INVESTMENT SERVICES, INC.
1001 NINETEENTH STREET NORTH
ARLINGTON, VIRGINIA 22209

Custodian
FBR NATIONAL TRUST COMPANY
4922 FAIRMONT AVENUE
BETHESDA, MARYLAND 20814

Transfer Agent
INTEGRATED FUND SERVICES, INC.
P.O. BOX 5354
CINCINNATI, OHIO 45201

Independent Public Accountants
TAIT, WELLER, AND BAKER LLP
1818 MARKET STREET
PHILADELPHIA, PENNSYLVANIA 19103

This report is not authorized
for distribution to prospective
investors unless it is preceded or
accompanied by a current prospectus.

THE FBR FUNDS

FBR Maryland Tax-Free Portfolio
FBR Virginia Tax-Free Portfolio

Annual Report
October 31, 2005

The FBR Funds

Annual Letter to Shareholders

Dear Shareholder,

We are pleased to present to you the Annual Report for the FBR Maryland Tax-Free Portfolio and FBR Virginia Tax-Free Portfolio (the “Fixed Income Funds”) for the fiscal year ended October 31, 2005.

As a shareholder of one of the Fixed Income Funds, you recently received a supplement to the current prospectus which outlined the proposed Agreement and Plan of Reorganization (“Agreement”) for each of the Funds. In October, the Board of Trustees of The FBR Funds (the “Board”) diligently reviewed various proposals regarding the strategic growth and direction of the Fixed Income Funds. After extensive consideration, and under the highest levels of fiduciary responsibility, the Board unanimously determined that the proposed Agreement by MTB Investment Advisors, Inc., a subsidiary of Manufacturers and Traders Trust Company (“M&T Bank”), presented the best alternative for shareholders.

In essence, the reorganization will effect a tax-free exchange, whereby FBR Maryland Tax-Free Portfolio and FBR Virginia Tax-Free Portfolio will transfer assets to the MTB Maryland Municipal Bond Fund and MTB Virginia Municipal Bond Fund, respectively. Shareholders will have the opportunity to become part of a larger and more diverse family of 31 retail mutual funds, and benefit from a lower overall expense structure and extensive municipal bond portfolio management resources. The reorganization of the Fixed Income Funds will allow The FBR Funds to remain focused on our core competency — the management of equity funds.

In mid-January 2006, you will receive a proxy statement that further details the mechanics of the reorganization and most importantly asks for you, as a shareholder, to vote for approval of the related proposals. We are confident that after you review the terms and understand the process, you will agree with the Board that this reorganization is in the best interest of shareholders over the long-term.

Please remember, your vote counts and is extremely important! If you have any questions or concerns do not hesitate to contact us at 888.888.0025, we welcome the opportunity to speak with you.

Sincerely,

David H. Ellison
President
The FBR Funds

2

The FBR Funds

FBR Maryland Tax-Free Portfolio1
FBR Virginia Tax-Free Portfolio1

Management Overview

Portfolio Manager: Craig A. Pernick

How did the Funds perform?

For the year ended October 31, 2005, the FBR Maryland Tax-Free Portfolio appreciated 1.82%. This compares to the Lehman Brothers Municipal Bond Index and the Lipper MD Muni Debt Fund Index which returned 2.54% and 1.66%, respectively, for the same period.

For the one-year period ended October 31, 2005, the FBR Virginia Tax-Free Portfolio appreciated 1.00%. This compares to the Lehman Brothers Municipal Bond Index and the Lipper VA Muni Debt Fund Index which returned 2.54% and 1.83%, respectively, for the same period.

What factors contributed to the Fund’s performance?

In last year’s letter to shareholders, we commented that the Funds were positioned for a continued rise in interest rates. During the past year we saw a dramatic increase in short-term interest rates as the Federal Reserve continued on its course of removing a previously accommodative policy and raised the Federal Funds Rate from 1.75% to 3.75%. During the majority of the year the markets saw short-term rates rise while longer term rates remained low. This led to a flattening of the spread between short-term and long-term rates. Only in the final months of the Fund’s fiscal year did we see an increase in long-term rates. As measured by the United States Treasury 10-Year Bond, rates rose from a low of 3.89% in June to a high of 4.60% at the end of October. The Funds performed fairly well in this environment. The defensive positioning of the Funds and this increase in longer term rates led to the Funds’ out-performance in the latter part of the year.

What is the outlook for the Funds and the Municipal Bond Market?

We believe that the Federal Reserve feels it is in a battle with what it sees as a stable economy with underlying inflation pressures from energy and slowing productivity increases. It is our belief that the Federal Reserve has completed the majority of the work needed to combat inflation and remains cautious not to raise rates so high as to restrict economic growth. We will position the Funds to anticipate a continued increase in the Federal Reserve’s Fed Funds Rate from its current 4% level to closer to 4.5% over the next few months. We also believe that these increases will be accompanied by a rise in long-term rates and an increase in the spread between short- and long-term rates. We believe that once these increases have been completed, the market will be positioned for a period of stable returns. The Funds are currently positioned to perform well in this anticipated market environment.

[1]	Some income earned in the tax-free Portfolios may be subject to the Federal Alternative Minimum tax. Income earned by non-Maryland or non-Virginian residents will be subject to applicable state and local taxes. The non-diversified nature of the fund may subject investors to greater volatility than other diversified funds.

3

The FBR Funds

FBR Maryland Tax-Free Portfolio

Comparison of Change in Value of $10,000 Investment in Fund Shares(1) vs. Index (1) (2)

Total Returns—For the Periods Ended October 31, 2005(3) (4)
	One	Annualized	Annualized
	Year	Five Year	Ten Year

FBR Maryland Tax-Free Portfolio(1)	1.82%	4.78%	4.74%
Lehman Brothers Municipal Bond Index(1) (2)	2.54%	5.98%	5.85%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher.
The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end please call
888.200.4710 or visit www.fbrfunds.com.

(1)	The graph assumes a hypothetical investment of $10,000. The Fund’s performance assumes reinvestment of all dividends and distributions and reflects all Fund expenses. The Lehman Brothers Municipal Bond Index is unmanaged and does not reflect any expenses.
(2)	The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market.
(3)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(4)	In 2004, the Fund changed its fiscal year-end from December 31 to October 31.

Some income earned in the FBR Maryland Tax-Free Portfolio may be subject to the federal alternative minimum tax. Income earned by non-Maryland residents will be subject to applicable state and local taxes.

4

The FBR Funds

FBR Virginia Tax-Free Portfolio

Comparison of Change in Value of $10,000 Investment in Fund Shares(1) vs. Index (1) (2)

Total Returns—For the Periods Ended October 31, 2005(3) (4)
	One	Annualized	Annualized
	Year	Five Year	Ten Year

FBR Virginia Tax-Free Portfolio(1)	1.00%	4.92%	4.78%
Lehman Brothers Municipal Bond Index(1) (2)	2.54%	5.98%	5.85%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher.
The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end please call
888.200.4710 or visit www.fbrfunds.com.

(1)	The graph assumes a hypothetical investment of $10,000. The Fund’s performance assumes reinvestment of all dividends and distributions and reflects all Fund expenses. The Lehman Brothers Municipal Bond Index is unmanaged and does not reflect any expenses.
(2)	The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market.
(3)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(4)	In 2004, the Fund changed its fiscal year-end from December 31 to October 31.

Some income earned in the FBR Virginia Tax-Free Portfolio may be subject to the federal alternative minimum tax. Income earned by non-Virginian residents will be subject to applicable state and local taxes.

5

The FBR Funds

FBR Maryland Tax-Free Portfolio
FBR Virginia Tax-Free Portfolio

Portfolio Summaries
 October 31, 2005

The following charts provide a visual breakdown of each Fund by bond credit ratings*. The underlying securities represent a percentage of the portfolio investments.

*	All credit ratings are by Standard & Poor’s Rating Service (“Standard & Poor’s”) except for those that did not have a Standard & Poor’s rating, a rating by Moody’s Investors Services was used.

6

The FBR Funds

FBR Maryland Tax-Free Portfolio

Portfolio of Investments
 October 31, 2005

			MATURITY		VALUE
PAR		RATE	DATE		(NOTE 2)	RATING	[1]

$95,000	Anne Arundel County GO	4.125%	3/1/19		$94,082	AA	+
1,230,000	Anne Arundel County PCR Baltimore
	Gas and Electric Co. Project	6.0	4/1/24		1,247,454	BBB	+
500,000	Anne Arundel County Solid Waste Project GO	5.5	9/1/15		513,130	AA	+
335,000	Baltimore County GO	5.0	6/1/19		356,004	AAA
500,000	Baltimore, MD GO, Series C	5.5	10/15/15		563,245	AAA
400,000	Baltimore, MD Port Facility Revenue	6.5	12/1/10		424,060	A
260,000	Baltimore, MD Public Improvement GO, Series A	5.0	10/15/16		280,943	AAA
1,000,000	Baltimore, MD Public Improvement, Series A	5.5	10/15/06	[2]	1,042,670	AAA
100,000	Baltimore, MD School Board Commissioners, Series A	5.0	5/1/18		106,154	AA	+
500,000	Baltimore, MD Wastewater Project, Series A	6.0	7/1/15		575,985	AAA
500,000	Baltimore, MD Wastewater Project, Series A	5.125	7/1/42		516,330	AAA
300,000	Frederick County Public Facilities GO	5.25	7/1/09	[2]	322,344	AAA
500,000	Howard County Housing Opportunity MFH Development	4.9	7/1/24		503,485	Baa1	*
500,000	Howard County Public Improvement GO	5.5	2/15/08	[2]	529,865	AAA
	Maryland State Community Development
	Administration Department of Housing and Community Development
275,000	Infrastructure Series A	5.0	6/1/21		287,870	Aaa	*
115,000	MFH Insured Mortgage Loan, Series A	5.3	5/15/22		118,580	Aa2	*
250,000	MFH Insured Mortgage Loan, Series B	5.5	5/15/21		257,732	Aa2	*
500,000	Residential Series B	5.15	3/1/08		508,735	Aa2	*
250,000	Residential Series B	5.375	9/1/22		252,785	Aa2	*
360,000	Residential Series E	5.7	9/1/17		371,218	Aa2	*
155,000	Series A	4.85	7/1/24		153,489	Aa2	*
500,000	SFH Series 2	5.0	4/1/17		504,930	Aa2	*
	Maryland State Economic Development Corp.
750,000	Department of Transportation Headquarters	5.375	6/1/19		817,890	AA	+
500,000	Morgan State University, Series A	6.0	7/1/22		519,790	Baa3	*
350,000	University of Maryland, Series A	5.75	10/1/33		365,333	Baa3	*

7

The FBR Funds

FBR Maryland Tax-Free Portfolio

Portfolio of Investments (continued)
 October 31, 2005

			MATURITY		VALUE
PAR		RATE	DATE		(NOTE 2)	RATING	[1]

	Maryland State Health and Higher Education
	Facilities Authority
$400,000	Board of Child Care	4.75%	7/1/14		$412,176	A
500,000	Frederick Memorial Hospital	5.25	7/1/13		539,155	AAA
500,000	Good Samaritan Hospital	5.7	7/1/09		530,130	NR
250,000	Greater Baltimore Medical Center	5.0	7/1/20		255,420	A	+
250,000	Hebrew Home of Greater Washington	5.6	1/1/20		260,675	BBB	+
1,000,000	Hebrew Home of Greater Washington	5.8	1/1/32		1,051,630	BBB	+
1,030,000	Helix Health	5.0	7/1/27		1,081,974	AAA
900,000	Johns Hopkins	5.0	5/15/26		920,043	AA	-
500,000	Johns Hopkins	5.125	11/15/34		518,815	AA	-
1,000,000	Johns Hopkins	6.0	7/1/09	[2]	1,100,120	AA
250,000	Kennedy Krieger Issue	4.875	7/1/18		251,015	Baa2	*
500,000	Kennedy Krieger Issue	5.5	7/1/33		516,035	Baa2	*
1,205,000	Loyola College	5.5	10/1/16		1,253,851	AAA
250,000	MedStar Health	4.375	8/15/13		248,762	BBB
250,000	MedStar Health	5.5	8/15/33		256,633	BBB
500,000	Sheppard Pratt, Series A	5.25	7/1/35		513,280	A	-
500,000	Suburban Hospital, Series A	5.5	7/1/16		541,845	A
	Maryland State Industrial Development
	Financing Authority Economic Revenue
10,000	Series 1-11	7.125	7/1/06		10,067	A	-
1,000,000	Our Lady of Good Counsel, Schedule A	6.0	5/1/35		1,012,480	NR
	Maryland State Stadium Authority Lease Revenue
1,000,000	Convention Center Expansion	5.875	12/15/13		1,013,830	AAA
500,000	Ocean City Convention Center	5.375	12/15/15		506,355	AA	+
500,000	Sports Facilities	5.55	3/1/13		508,925	AAA
	Maryland State Transportation Authority
500,000	BWI Airport	5.25	3/1/12		534,030	AAA
250,000	BWI Airport	5.25	3/1/14		266,075	AAA
600,000	Montgomery County Economic Development
	Trinity Health Group	5.125	12/1/22		622,632	AA	-
475,000	Montgomery County GO, Series A	5.0	5/1/09	[2]	506,170	AAA
500,000	Montgomery County GO, Series A	5.0	5/1/09	[2]	532,810	AAA

8

The FBR Funds

FBR Maryland Tax-Free Portfolio

Portfolio of Investments (continued)
 October 31, 2005

			MATURITY		VALUE
PAR		RATE	DATE		(NOTE 2)	RATING	[1]

$300,000	Morgan State University Academic Revenue, Series A	5.0%	7/1/20		$315,768	AAA
	Northeast Maryland Waste Disposal Authority Revenue
250,000	Harford County Resource Recovery Revenue	5.25	3/15/14		261,140	AAA
250,000	Montgomery County Resource Recovery Revenue	6.0	7/1/06		254,085	A2	*
100,000	Prince George’s County Construction Public Improvement	5.5	10/1/09	[2]	108,772	AAA
1,000,000	Prince George’s County GO, Series A	5.25	3/15/07	[2]	1,038,240	AAA
1,250,000	Prince George’s County PCR Potomac Electric Project	5.75	3/15/10		1,356,063	A	-
40,000	Prince George’s County SFH Mortgage Revenue
	FHLMC/FNMA/GNMA Collateral, Series A	5.55	12/1/33		41,304	AAA
250,000	Puerto Rico Commonwealth Infrastructure
	Financing Authority Special Tax Revenue, Series B	5.0	7/1/41		251,890	BBB	+
500,000	Puerto Rico Commonwealth Public Improvement, Series A	5.5	7/1/18		552,925	A	-
150,000	Puerto Rico Electric Power Authority, Capital Appreciation	0.0 [3]	7/1/17		86,739	A	-
330,000	Puerto Rico Electric Power Authority Revenue	5.0	7/1/19		357,572	AAA
315,000	Puerto Rico Public Buildings Authority Revenue
	Government Facilities, Series G	5.25	7/1/13		337,998	BBB
500,000	Puerto Rico Public Finance Corporation, Series A	5.0	8/1/11	[2]	538,155	AAA
	University of Maryland System Auxiliary Facility and Tuition Revenue
750,000	Series A	5.6	4/1/06	[2]	765,435	AA
250,000	Series A	5.125	4/1/07	[2]	259,360	AA
265,000	Series A	5.0	4/1/08	[2]	275,727	AA

9

The FBR Funds

FBR Maryland Tax-Free Portfolio

Portfolio of Investments (continued)
 October 31, 2005

			MATURITY		VALUE
PAR		RATE	DATE		(NOTE 2)	RATING	[1]

$500,000	Washington D.C. Metropolitan Area Transit
	Authority Revenue	6.0%	7/1/10		$555,345	AAA
1,000,000	Washington Surburban Sanitation District GO	5.0	6/1/09	[2]	1,057,940	AAA

	Total Investments — 97.8%
	(Cost $33,966,205)				35,413,494

	Other Assets Less Liabilities — 2.2%				801,603

	Net Assets — 100.0%				$36,215,097

[1]	All ratings are Standard & Poor’s Rating Service (“Standard & Poor’s”), except for those which are identified by an asterick (*), are rated by Moody’s Investors Services (“Moody’s”).
[2]	Date represents pre-refunded date.
[3]	Zero Coupon Bond
GO	General Obligation
MFH	Multi-Family Housing
NR	Not Rated
PCR	Pollution Control Revenue
SFH	Single Family Housing

The accompanying notes are an integral part of the financial statements.

10

The FBR Funds

FBR Virginia Tax-Free Portfolio

Portfolio of Investments
 October 31, 2005

			MATURITY		VALUE
PAR		RATE	DATE		(NOTE 2)	RATING	[1]

$650,000	Albermarle County, VA IDA
	Martha Jefferson Hospital	5.25%	10/1/15		$692,503	A2	*
500,000	Alexandria, VA Construction
	Public Improvement	5.75	6/15/10	[2]	553,165	AAA
250,000	Alexandria, VA IDA Educational Facilities
	Episcopal High School	5.0	1/1/29		256,432	A1	*
115,000	Alexandria, VA Redevelopment and
	Housing Authority	5.5	1/1/29		115,385	A
350,000	Arlington County GO	5.25	2/1/12	[2]	379,981	AAA
350,000	Arlington County IDA MFH
	Arna Valley View Apartments	4.85	6/1/12		362,334	Aaa	*
500,000	Arlington County IDA MFH
	Colonial Village Apartments	5.15	11/1/31		513,510	AAA
50,000	Chesterfield County IDA Lease Revenue	4.75	11/1/16		51,742	AA	+
200,000	Chesterfield County IDA PCR	5.875	6/1/17		219,014	BBB	+
650,000	Fairfax County IDA Revenue Inova
	Health System Hospitals	5.25	8/15/19		688,779	AA	+
230,000	Fairfax County IDA Revenue Inova
	Health System Hospitals	5.0	8/15/23		240,789	AA	+
100,000	Fairfax County IDA Revenue Inova
	Health System Project	5.0	8/15/13		107,526	AAA
50,000	Fairfax County Sewer Revenue	5.875	7/15/06	[2]	51,965	AAA
260,000	Fairfax County Water Authority Revenue	5.0	4/1/07	[2]	271,778	AAA
800,000	Fairfax County Water Authority Revenue	5.8	1/1/16		872,704	AAA
140,000	Fairfax County Water Authority Revenue	5.0	4/1/16		145,865	AAA
100,000	Fairfax County Water Authority Revenue	5.0	4/1/21		108,887	AAA
630,000	Fairfax County Water Authority Revenue	6.0	4/1/22		664,826	AAA
705,000	Frederick County IDA Lease Revenue
	Government Complex Facilities	5.0	12/1/14		762,669	Aaa	*
250,000	Fredericksburg, VA IDA Student Housing
	Revenue Mary Washington College
	Apartments Project	5.35	4/1/29		251,417	Baa2	*
350,000	Halifax County IDA Hospital Revenue
	Halifax Regional Hospital, Inc.	5.0	9/1/11		368,946	A
300,000	Hampton Roads Regional Jail Authority, Series A	5.5	7/1/06	[2]	310,641	AAA

11

The FBR Funds

FBR Virginia Tax-Free Portfolio

Portfolio of Investments (continued)
 October 31, 2005

			MATURITY		VALUE
PAR		RATE	DATE		(NOTE 2)	RATING	[1]

$1,000,000	Hanover County GO	5.4%	7/15/16		$1,035,190	AA
250,000	Henrico County, VA Economic Development
	Authority Revenue Bon Secours Health Systems, Inc.	5.6	11/15/30		260,602	A	-
120,000	Henrico County, VA IDA Revenue Educational
	Facilities-Collegiate Schools	5.1	10/15/29		123,268	A	-
500,000	Loudoun County GO, Series B	5.25	12/1/14		552,380	AA	+
245,000	Metropolitan Washington DC Airport Authority System, Series D	5.375	10/1/18		258,943	AAA
335,000	Metropolitan Washington DC Airport Authority System, Series D	5.375	10/1/19		353,656	AAA
500,000	Montgomery County IDA, Series C	5.125	1/15/19		526,445	AAA
250,000	Newport News, VA GO	5.75	1/15/07	[2]	262,580	AA
500,000	Newport News, VA GO	5.0	3/1/18		521,465	AA
500,000	Norfolk, VA Water Revenue	5.75	11/1/12		516,450	AAA
500,000	Norfolk, VA Water Revenue	5.875	11/1/15		516,630	AAA
500,000	Prince William County Service Authority Water and Sewer System Revenue	5.5	7/1/09	[2]	541,515	AAA
215,000	Puerto Rico Commonwealth GO, Public Improvement, Series A	5.0	7/1/33		217,715	BBB
250,000	Puerto Rico Commonwealth Highway and
	Transportation Authority Revenue, Series W	5.5	7/1/13		272,625	BBB	+
1,000,000	Puerto Rico Public Buildings Authority Revenue
	Government Facilities, Series G	5.25	7/1/13		1,073,010	BBB
250,000	Puerto Rico Public Finance Corporation Commonwealth, Series A	5.0	8/1/11	[2]	269,078	AAA
200,000	Richmond, VA Metropolitan Authority Expressway Revenue	5.25	7/15/17		221,586	AAA
1,000,000	Richmond, VA Public Utilities Revenue, Series A	5.25	1/15/18		1,044,220	AA	-
500,000	Richmond, VA Refunding and Improvement GO, Series A	5.125	1/15/10	[2]	537,805	AAA
300,000	Roanoke, VA GO Public Improvement, Series B	5.0	10/1/11		319,380	AAA

12

The FBR Funds

FBR Virginia Tax-Free Portfolio

Portfolio of Investments (continued)
 October 31, 2005

			MATURITY		VALUE
PAR		RATE	DATE		(NOTE 2)	RATING	[1]

$1,000,000	Southeastern Public Servicing Authority, Series B	5.0%	7/1/15		$1,084,440	AAA
580,000	Suffolk, VA Redevelopment and Housing
	Authority MFH Village Apartments, Series A	5.6	2/1/33		604,459	AAA
575,000	Upper Occoquan Sewage Authority Revenue, Series A	5.15	7/1/20		631,666	AAA
100,000	Virginia Beach, VA Development Authority
	Lease Revenue Social Services Facility	5.0	12/1/17		106,651	AAA
50,000	Virginia Beach, VA Development Authority
	Revenue General Hospital Project	5.125	2/15/18		54,150	AAA
500,000	Virginia Beach, VA Development Authority
	Revenue Residential Care Facility	5.375	11/1/32		503,225	NR
50,000	Virginia Beach, VA Development Authority
	Revenue Town Center Project Phase I, Series A	4.25	8/1/13		51,146	AA
1,075,000	Virginia Beach, VA Public Improvement GO	5.0	8/1/08	[2]	1,134,383	AA	+
250,000	Virginia Beach, VA Public Improvement GO, Series B	5.0	5/1/20		270,300	AA	+
250,000	Virginia Commonwealth Transportation Board
	Revenue U.S. Route 58 Corridor Development	5.5	5/15/09	[2]	270,688	AA	+
	Virginia Housing Development Authority
	Revenue Rental Housing
100,000	Series L	5.35	2/1/09		103,570	AAA
80,000	Series H	5.25	11/1/10		82,881	AAA
500,000	Series N	5.125	1/1/15		520,170	AAA
300,000	Virginia MFH Development Authority, Series G	5.0	11/1/13		310,356	AA	+
100,000	Virginia Port Authority Commonwealth Revenue	5.9	7/1/06	[2]	102,760	AA	+
350,000	Virginia Public School Authority Revenue, Series A	5.0	8/1/08	[2]	369,334	AA	+

13

The FBR Funds

FBR Virginia Tax-Free Portfolio

Portfolio of Investments (continued)
 October 31, 2005

			MATURITY		VALUE
PAR		RATE	DATE		(NOTE 2)	RATING	[1]

$750,000	Virginia State GO	5.25%	6/1/09	[2]	$799,740	AAA
350,000	Winchester, VA Public Improvement	5.625	6/1/10	[2]	385,119	AA

	Total Investments — 98.8%
	(Cost $23,789,249)				24,800,439

	Other Assets Less Liabilities — 1.2%				306,979

	Net Assets — 100.0%				$25,107,418

[1]	All ratings are by Standard & Poor’s, except for those which are identified by an asterick (*), are rated by Moody’s.
[2]	Date represents pre-refunded date.
GO	General Obligation
IDA	Industrial Development Authority
MFH	Multi-Family Housing
NR	Not Rated
PCR	Pollution Control Revenue

The accompanying notes are an integral part of the financial statements.

14

The FBR Funds

Statements of Assets and Liabilities
 October 31, 2005

	FBR	FBR
	Maryland	Virginia
	Tax-Free	Tax-Free
	Portfolio	Portfolio

ASSETS
Securities at Cost	$33,966,205	$23,789,249

Securities at Value (Note 2)	$35,413,494	$24,800,439
Cash	358,244	29,411
Receivable for Capital Shares Sold	1,200	1
Interest Receivable	492,689	371,117

Total Assets	36,265,627	25,200,968

LIABILITIES
Payable for Capital Shares Redeemed	2,978	62,246
Dividends Payable	18,450	10,717
Investment Advisory Fee Payable (Note 3)	11,568	8,069
Administration Fee Payable (Note 3)	9,254	6,456
Distribution Fees Payable (Note 3)	7,712	5,380
Other Accrued Expenses	568	682

Total Liabilities	50,530	93,550

NET ASSETS	$36,215,097	$25,107,418

Shares of Beneficial Interest Outstanding
(unlimited number of shares authorized, no par value)	3,305,688	2,248,603

Net Asset Value Per Share	$10.96	$11.17

Net Assets Consist of:
Paid-in capital	$34,686,649	$23,867,291
Undistributed investment income	3,330	725
Accumulated net realized gain on investments	77,829	228,212
Net unrealized appreciation on investments	1,447,289	1,011,190

NET ASSETS	$36,215,097	$25,107,418

The accompanying notes are an integral part of the financial statements.

15

The FBR Funds

Statements of Operations
 For the Year Ended October 31, 2005

	FBR	FBR
	Maryland	Virginia
	Tax-Free	Tax-Free
	Portfolio	Portfolio

Interest Income (Note 2)	$1,856,532	$1,193,729

Expenses
Investment Advisory fees (Note 3)	141,450	97,192
Administrative and accounting fees (Note 3)	113,160	77,754
Distribution fees (Note 3)	94,299	64,795
Shareholder servicing fees	4,540	6,114
Other fees	7,491	7,174

Total expenses	360,940	253,029

Net Investment Income	1,495,592	940,700

Net Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain on Investment Transactions	77,829	228,210
Change in Net Unrealized Appreciation/Depreciation on Investments	(902,271)	(932,092)

Net Loss on Investments	(824,442)	(703,882)

Net Increase in Net Assets Resulting from Operations	$671,150	$236,818

The accompanying notes are an integral part of the financial statements.

16

The FBR Funds

Statements of Changes in Net Assets

	FBR Maryland Tax-Free Portfolio			FBR Virginia Tax-Free Portfolio

		For the			For the
		Period			Period
	For the	January 1,	For the	For the	January 1,	For the
	Year	2004	Year	Year	2004	Year
	Ended	through	Ended	Ended	through	Ended
	October 31,	October 31,	December 31,	October 31,	October 31,	December 31,
	2005	2004(A)	2003	2005	2004(A)	2003

From Investment Activities
Net Investment Income	$1,495,592	$1,342,056	$1,739,943	$940,700	$906,314	$1,263,276
Net Realized Gain on Investment
Transactions	77,829	72,716	97,685	228,210	285,954	208,621
Change in Net Unrealized Appreciation/
Depreciation on Investments	(902,271)	(339,746)	(120,945)	(932,092)	(382,632)	51,540

Net Increase in Net Assets Resulting
from Operations	671,150	1,075,026	1,716,683	236,818	809,636	1,523,437

Distributions to Shareholders
From Net Investment Income	(1,495,592)	(1,342,056)	(1,739,943)	(956,498)	(906,314)	(1,263,276)
From Net Realized Gain	(72,652)	—	(88,273)	(362,006)	—	(31,055)

Total Distributions to Shareholders	(1,568,244)	(1,342,056)	(1,828,216)	(1,318,504)	(906,314)	(1,294,331)

From Share Transactions
Net Proceeds from Sales of Shares	2,036,170	2,426,437	2,992,726	2,402,218	1,953,714	6,997,552
Reinvestment of Distributions	1,331,055	1,154,723	1,559,157	1,135,565	779,326	1,115,116
Cost of Shares Redeemed(B)	(5,523,548)	(6,779,452)	(4,020,787)	(4,567,012)	(6,980,590)	(9,152,648)

Net Increase (Decrease) in Net Assets
Resulting from Share Transactions	(2,156,323)	(3,198,292)	531,096	(1,029,229)	(4,247,550)	(1,039,980)

Total Increase (Decrease) in Net Assets	(3,053,417)	(3,465,322)	419,563	(2,110,915)	(4,344,228)	(810,874)
Net Assets – Beginning of Period	39,268,514	42,733,836	42,314,273	27,218,333	31,562,561	32,373,435

Net Assets – End of Period	$36,215,097	$39,268,514	$42,733,836	$25,107,418	$27,218,333	$31,562,561

Undistributed Net Investment Income	$3,330	$—	$—	$725	$—	$—
Shares Issued and Redeemed
Sold	183,211	216,998	263,700	210,971	168,922	603,206
Issued in Reinvestment of Distributions	119,814	103,436	137,979	99,852	67,553	95,866
Redeemed	(496,770)	(609,155)	(356,334)	(401,618)	(604,355)	(786,058)

Net Increase (Decrease) in Shares	(193,745)	(288,721)	45,345	(90,795)	(367,880)	(86,986)

(A)	Effective March 1, 2004 the fund changed its fiscal year end to October 31.
(B)	The cost of shares redeemed is net of the 1% redemption fee on fund shares which have been held 90 days or less. For the year ended October 31, 2005, these fees were $890 and $864 for the FBR Maryland Tax-Free Portfolio and the FBR Virginia Tax-Free Portfolio, respectively. For the period ended October 31, 2004, these fees were $1,475 and $1,192 for the FBR Maryland Tax-Free Portfolio and the FBR Virginia Tax-Free Portfolio, respectively. For the year ended December 31, 2003, there were no fees collected.

The accompanying notes are an integral part of the financial statements.

17

The FBR Funds

Financial Highlights

	FBR Maryland Tax-Free Portfolio

		For the
		Period
	For the	January 1,
	Year	2004
	Ended	through		For the Years Ended December 31,
	October 31,	October 31,
	2005	2004*		2003	2002	2001	2000

Per Share Operating Performance:
Net Asset Value - Beginning of Period	$11.22	$11.28		$11.31	$10.93	$10.93	$10.55

Income from Investment Operations:
Net Investment Income[1,3]	0.44	0.37		0.46	0.47	0.49	0.51
Net Realized and Unrealized Gain (Loss) on Investments[1,4]	(0.24)	(0.06)		(0.01)	0.39	0.00 [2]	0.38

Total from Investment Operations	0.20	0.31		0.45	0.86	0.49	0.89

Distributions to Shareholders:
From Net Investment Income	(0.44)	(0.37)		(0.46)	(0.47)	(0.49)	(0.51)
From Net Realized Gain	(0.02)	—		(0.02)	(0.01)	—	—

Total Distributions to Shareholders	(0.46)	(0.37)		(0.48)	(0.48)	(0.49)	(0.51)

Paid-in Capital from Redemption Fees	0.00 [2]	0.00	[2]	—	—	—	—

Net Increase (Decrease) in Net Asset Value	(0.26)	(0.06)		(0.03)	0.38	—	0.38

Net Asset Value – End of Period	$10.96	$11.22		$11.28	$11.31	$10.93	$10.93

Total Investment Return[5]	1.82%	2.81%	(A)	4.11%	8.01%	4.50%	8.64%
Ratios to Average Net Assets:
Expenses After Waivers[3]	0.96%	0.94%	(B)	0.93%	0.92%	0.93%	0.93%
Expenses Before Waivers	0.96%	0.95%	(B)	0.93%	0.92%	0.93%	0.93%
Net Investment Income After Waivers[3]	3.96%	3.98%	(B)	4.07%	4.25%	4.43%	4.76%
Net Investment Income Before Waivers	3.96%	3.97%	(B)	4.07%	4.25%	4.43%	4.76%
Supplementary Data:
Portfolio Turnover Rate	6%	9%	(A)	11%	17%	17%	7%
Net Assets at End of Period (in thousands)	$36,215	$39,269		$42,734	$42,314	$39,957	$39,500

*	Effective March 1, 2004, the Fund’s fiscal year end changed to October 31.
[1]	Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
[2]	Less than $0.01
[3]	Reflects fees waived by Money Management Advisers, Inc. pursuant to a voluntary expense limitation of 1.00%.
[4]	The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.
[5]	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.
(A)	Not Annualized
(B)	Annualized

18

The FBR Funds

Financial Highlights (continued)

	FBR Virginia Tax-Free Portfolio

		For the
		Period
	For the	January 1,
	Year	2004
	Ended	through		For the Years Ended December 31,
	October 31,	October 31,
	2005	2004*		2003	2002	2001	2000

Per Share Operating Performance:
Net Asset Value - Beginning of Period	$11.63	$11.66		$11.59	$11.05	$11.13	$10.49

Income from Investment Operations:
Net Investment Income[1,3]	0.42	0.35		0.44	0.46	0.49	0.50
Net Realized and Unrealized Gain (Loss) on Investments[1,4]	(0.31)	(0.03)		0.08	0.54	(0.08)	0.64

Total from Investment Operations	0.11	0.32		0.52	1.00	0.41	1.14

Distributions to Shareholders:
From Net Investment Income	(0.42)	(0.35)		(0.44)	(0.46)	(0.49)	(0.50)
From Net Realized Gain	(0.15)	—		(0.01)	—	—	—

Total Distributions to Shareholders	(0.57)	(0.35)		(0.45)	(0.46)	(0.49)	(0.50)

Paid-in Capital from Redemption Fees	0.00 [2]	0.00	[2]	—	—	—	—

Net Increase (Decrease) in Net Asset Value	(0.46)	(0.03)		0.07	0.54	(0.08)	0.64

Net Asset Value - End of Period	$11.17	$11.63		$11.66	$11.59	$11.05	$11.13

Total Investment Return[5]	1.00%	2.82%	(A)	4.61%	9.25%	3.67%	11.15%
Ratios to Average Net Assets:
Expenses After Waivers[3]	0.98%	0.95%	(B)	0.93%	0.92%	0.92%	0.92%
Expenses Before Waivers	0.98%	0.97%	(B)	0.93%	0.92%	0.92%	0.92%
Net Investment Income After Waivers[3]	3.63%	3.67%	(B)	3.80%	4.09%	4.35%	4.67%
Net Investment Income Before Waivers	3.63%	3.65%	(B)	3.80%	4.09%	4.35%	4.67%
Supplementary Data:
Portfolio Turnover Rate	12%	14%	(A)	24%	19%	22%	8%
Net Assets at End of Period (in thousands)	$25,107	$27,218		$31,563	$32,373	$30,229	$28,898

*	Effective March 1, 2004, the Fund’s fiscal year end changed to October 31.
[1]	Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
[2]	Less than $0.01
[3]	Reflects fees waived by Money Management Advisers, Inc. pursuant to a voluntary expense limitation of 1.00%.
[4]	The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.
[5]	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.
(A)	Not Annualized
(B)	Annualized

The accompanying notes are an integral part of the financial statements.

19

The FBR Funds

Schedule of Shareholder Expenses
(unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 through October 31, 2005).

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended October 31, 2005” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

					Expenses Paid
	Net Expense	Total Return	Beginning	Ending	During the
	Ratio	Six Months	Account	Account	Six Months
	Annualized	Ended	Value	Value	Ended
	October 31, 2005	October 31, 2005	May 1, 2005	October 31, 2005	October 31, 2005*

Maryland Tax-Free Portfolio
Actual	0.96%	0.43%	$1,000.00	$1,004.30	$4.85
Hypothetical	0.96	2.52	1,000.00	1,020.37	4.89
Virginia Tax-Free Portfolio
Actual	0.98	0.02	1,000.00	1,000.20	4.94
Hypothetical	0.98	2.52	1,000.00	1,020.27	4.99

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year then divided by 365.

20

The FBR Funds

Notes to Financial Statements

1.   Organization

The FBR Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as an open-end management investment company. The Trust was organized as a business trust under the laws of the State of Delaware on September 29, 2003. The Trust currently consists of ten series which represent interests in one of the following investment portfolios: FBR Pegasus Fund (“Pegasus Fund”), FBR Large Cap Financial Fund (“Large Cap Financial Fund”), FBR Small Cap Financial Fund (“Small Cap Financial Fund”), FBR Small Cap Fund (“Small Cap Fund”), FBR Large Cap Technology Fund (“Large Cap Technology Fund”), FBR Small Cap Technology Fund (“Small Cap Technology Fund”), FBR Gas Utility Index Fund (“Gas Utility Index Fund”), FBR Fund for Government Investors (“Money Market Fund”), FBR Maryland Tax-Free Portfolio (“Maryland Tax-Free Portfolio”) and FBR Virginia Tax-Free Portfolio (“Virginia Tax-Free Portfolio”), (each a “Fund” and collectively, the “Funds”). However, this report only includes information related to the Maryland Tax-Free Portfolio and the Virginia Tax-Free Portfolio. The Trust is authorized to issue an unlimited number of shares of beneficial interest with no par value which may be issued in more than one class or series. Each Fund offers one class of shares, which is offered as no-load shares. As of October 31, 2005, the Pegasus Fund has not yet commenced operations. The Large Cap Financial Fund, Small Cap Financial Fund, Small Cap Fund, Large Cap Technology Fund, Small Cap Technology Fund, Gas Utility Index Fund, and Money Market Fund can be found in a separate report.

The Maryland Tax-Free Portfolio, a non-diversified fund, intends to invest at least 80% of its assets in securities issued by the State of Maryland, its political subdivisions, agencies and instrumentalities exempt from federal and Maryland state income tax, including the Federal Alternative Minimum Tax (“AMT”). The investment objective of the Fund is to provide investors with income derived from investments exempt from federal and Maryland state and local income taxes, including AMT.

The Virginia Tax-Free Portfolio, a non-diversified fund, intends to invest at least 80% of its assets in securities issued by the Commonwealth of Virginia, its political subdivisions, agencies and instrumentalities exempt from federal and Virginia state income tax, including AMT. The investment objective of the Fund is to provide investors with income derived from investments exempt from federal and Virginia state and local income taxes, including AMT.

2.   Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Portfolio Valuation — The net asset value per share (“NAV”) of each Fund is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on each business day that the exchange is open for trading. The securities of the Maryland Tax-Free Portfolio and Virginia Tax-Free Portfolio are valued on the basis of the mid-point of quoted bid and ask prices when market quotations are available. Short-term investments are carried at amortized cost, which approximates market value.

21

The FBR Funds

Notes to Financial Statements (continued)

Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Funds’ Board of Trustees (the “Board”), are valued at fair value in good faith by, or at the direction of, the Board.

Share Valuation — The NAV of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of each Fund, rounded to the nearest cent. Each Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of each Fund is equal to each Fund’s net asset value per share. The Funds charge a 1% redemption fee on shares redeemed or exchanged within 90 days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

Investment Income — Interest income, which includes the amortization of premium and accretion of discount, if any, is recorded on an accrual basis.

Distributions to Shareholders — Each Fund declares dividends each day the Funds are open for business and pay monthly. Distributions from net realized capital gains, if any, will be distributed at least annually for each Fund. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations.

Security Transactions — Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates — The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Line of Credit — The Trust has a line of credit (“Credit Agreement”) with Custodial Trust Company (“CTC”) for temporary or emergency purposes. Under the Credit Agreement, CTC provides a line of credit in an amount up to the maximum amount permitted under the 1940 Act and each Fund’s prospectus. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at 100 basis points (100 basis points = 1%) over the LIBOR. The Funds had no borrowings outstanding at October 31, 2005.

3.   Transactions with Affiliates

Prior to November 1, 2005, Money Management Advisers, Inc. (“MMA”) served as the investment adviser to the Maryland Tax-Free Portfolio and Virginia Tax-Free Portfolio (the “Fixed Income Funds”). MMA is a wholly-owned subsidiary of FBR National Trust Company (“FBR National”), the Funds’ custodian. MMA has contractually agreed to limit

22

The FBR Funds

Notes to Financial Statements (continued)

each Fund’s total operating expenses to 1.00% of each Fund’s average daily net assets. Under the terms of an agreement with MMA, the Funds pay a management fee at an annual rate of 0.375% on each Fund’s average daily net assets.

On October 25, 2005, the Board of Trustees of the Funds, including a majority of Independent Trustees, voted unanimously to assign the investment advisory agreement between the Fixed Income Funds and MMA, the Funds’ investment adviser since inception, to FBR Fund Advisers, Inc. (“Fund Advisers”). This assignment did not result in a change in control or in management. Both MMA and Fund Advisers are subsidiaries of Friedman, Billings, Ramsey Group, Inc. The assignment of the investment advisory agreement which was effective on November 1, 2005, will not affect the nature and quality of the advisory services rendered to the Funds. Additionally, the advisory fees will not change as a result of the change in advisers. Fund Advisers has agreed to maintain the 1.00% expense limitations with regard to each Fund through November 1, 2006.

Until October 26, 2005, MMA, on behalf of the Funds, retained Asset Management, Inc. (AMI), located at 5530 Wisconsin Avenue, Suite 1500, Chevy Chase, Maryland 20815, to serve as the investment sub-adviser to the Funds. The Sub-Advisory Agreement between MMA and AMI, by its terms, and in accordance with certain provisions of the 1940 Act, was terminated upon the assignment of the contract to the Estate of Arthur Adler Jr. as a result of the death of Mr. Arthur Adler Jr., President and controlling owner of AMI. Immediately following the termination of the agreement, MMA and AMI entered into an interim sub-advisory agreement (the “AMI Interim Sub-Advisory Agreement”). Under the AMI Interim Sub-Advisory Agreement, amounts payable to AMI for sub-advisory services to the Funds have been held in escrow in an interest-bearing escrow account with the Funds’ custodian. The escrow agent will release the money in this escrow account to AMI after the requisite amount of the Funds’ outstanding voting securities has approved payment of such fees. A meeting of the shareholders of each of the Funds is scheduled for February 24, 2006, in order to take action with respect to the escrowed fees.

Effective October 27, 2005, Chevy Chase Trust Company (CCTC), located at 7501 Wisconsin Avenue, Bethesda, Maryland 20814, purchased substantially all of the assets of AMI. Pursuant to the agreement, AMI is currently operating as a division of CCTC. The change of control of AMI terminated the Interim Sub-Advisory Agreement. The Board of Trustees of the Funds has approved an interim sub-advisory agreement with CCTC (the “CCTC Interim Sub-Advisory Agreement”) so that CCTC, as successor to the operations of AMI, could continue to render investment management services to the Funds. Under the CCTC Interim Sub-Advisory Agreement, amounts payable to CCTC for sub-advisory services to the Funds will be held in escrow in an interest-bearing escrow account with the Funds’ custodian. The escrow agent will release the money in this escrow account to CCTC after the requisite amount of the Funds’ outstanding voting securities approve payment of such fees. A meeting of shareholders of each of the Funds is scheduled for February 24, 2006, in order to take action with respect to the escrowed fees.

23

The FBR Funds

Notes to Financial Statements (continued)

Under the Second Interim Agreement, CCTC will continue to provide the Funds with the same level of investment advisory services as were provided by AMI.

Plan of Distribution — The Trust, on behalf of each Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund may pay FBR Investment Services, Inc. (the “Distributor”) a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets. Fees paid to the Distributor under the Plan are payable without regard to actual expenses incurred.

Administrator, Transfer Agent and Custodian — Prior to November 1, 2005, FBR National (the “Administrator”) provided administrative, transfer agency and custodial services to the Funds and paid the operating expenses (not including extraordinary legal fees, marketing costs, outside of routine shareholder communications and interest costs) of the Funds. For these services, the Administrator received a fee at an annual rate based on each Fund’s average daily net assets as follows:

	Asset Level	Annual Fee per Fund

FBR Maryland Tax-Free Portfolio	<=$20MM	$60,000

FBR Virginia Tax-Free Portfolio	>=$20MM <=$100MM	0.30% of Assets

Effective November 1, 2005, FBR Fund Advisers, Inc. (the “Adviser”) provides day-to-day administrative services to The FBR Funds including monitoring portfolio compliance, determining compliance with provisions of the Internal Revenue Code, oversight of the service providers and preparing the Funds’ registration statements. Pursuant to the Agreement, the Adviser receives a fee of 0.06% of the first $2 billion of average daily net assets of the Funds, 0.05% of the next $1 billion of average daily net assets of the Funds and 0.035% of the Funds’ average daily net assets in excess of $3 billion. The Adviser also provides the Funds with office space, facilities and business equipment and generally administers the Funds’ business affairs and provides the services of executive and clerical personnel for administering the affairs of The FBR Funds. The Adviser compensates all personnel, Officers, and Trustees of the Funds if such persons are employees of the Adviser or Administrator. As of November 1, 2005, the Funds have contracted directly with a third party, Integrated Fund Services, Inc., for transfer agency and fund accounting services, and the Funds pay for all operating costs.

FBR National serves as Custodian of the Funds’ investments. The Custodian acts as the Funds’ depository, safe keeps portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds’ request and maintains records in connection with its duties. Pursuant to the Custody Agreement, FBR National receives a fee based on daily average net assets of 0.01% on the first $250 million, 0.009% on the next $500 million, 0.0085% on the next $750 million and 0.0075% on assets over $1.5 billion. FBR National also receives a per transaction based fee.

On November 21, 2005, FBR National entered into an agreement with Cardinal Bank, a Virginia-chartered bank (“Cardinal”), whereby Cardinal has agreed to acquire certain of FBR National’s fiduciary and other assets and assume FBR National’s deposit liabilities.

24

The FBR Funds

Notes to Financial Statements (continued)

Closing of the transaction, which is subject to the satisfactory completion of due diligence by Cardinal, the receipt of required regulatory approvals and third-party consents, and other customary closing conditions, is anticipated to occur in the first quarter 2006. Upon closing of the transaction, the Funds’ custodian services will be performed by Cardinal.

4.   Investment Transactions

For the year ended October 31, 2005, purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for each Fund were as follows:

	Purchases	Sales

Maryland Tax-Free Portfolio	$2,098,984	$4,004,525
Virginia Tax-Free Portfolio	3,046,361	4,166,768

5.  Federal Income Taxes

It is each Fund’s policy to comply with the special provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for each Fund’s tax year was as follows:

	Ordinary Income			Long-Term Capital Gains

	Dollar		Per Share	Dollar	Per Share
	Amount		Amount	Amount	Amount

Maryland Tax-Free Portfolio
For the Year Ended October 31, 2005	$1,495,592	*	$0.4406	$72,652	$0.0209
For the Year Ended October 31, 2004	$1,342,056		$0.3706	$—	$—
Virginia Tax-Free Portfolio
For the Year Ended October 31, 2005	$961,589	**	$0.4214	$356,915	$0.1523
For the Year Ended October 31, 2004	$906,314		$0.3524	$—	$—

*	Ordinary income of $1,495,592 includes taxable income of $3,330.
**	Ordinary income of $961,589 includes taxable income of $725.

25

The FBR Funds

Notes to Financial Statements (continued)

The following information is computed on a tax basis for each item:

	As of October 31, 2005

	Maryland	Virginia
	Tax-Free	Tax-Free
	Portfolio	Portfolio

Cost of investment securities	$33,966,205	$23,789,249

Gross unrealized appreciation	1,494,600	1,043,943
Gross unrealized depreciation	(47,311)	(32,753)

Net unrealized appreciation (depreciation)	1,447,289	1,011,190
Undistributed ordinary income	3,330	725
Undistributed long-term capital gains	77,829	228,212

Accumulated earnings	$ 1,528,448	$ 1,240,127

The following reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. These reclassifications have no impact on the net assets or net asset value per share of the Funds.

		Accumulated
	Undistributed	Net Realized	Paid-In
	Income (Loss)	Gain (Loss)	Capital

Maryland Tax-Free Portfolio	3,330	—	(3,330)
Virginia Tax-Free Portfolio	16,523	(15,798)	(725)

The difference between the cost of investment securities and financial statement cost the Funds is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

6.  Commitments and Contingencies

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7.  Subsequent Events

The Board of Trustees of The FBR Funds, on behalf of the FBR Maryland Tax-Free Portfolio and FBR Virginia Tax-Free Portfolio (the “Funds”), has unanimously approved an Agreement and Plan of Reorganization (“Agreement”) for each of the Funds which will effect the following reorganizations:

Acquired Funds	Acquiring Funds

FBR Maryland Tax-Free Portfolio	MTB Maryland Municipal Bond Fund

FBR Virginia Tax-Free Portfolio	MTB Virginia Municipal Bond Fund

26

The FBR Funds

Notes to Financial Statements (continued)

The reorganizations are expected to be effected on or about February 24, 2006 and will require approval by the requisite number of voting shares of each Fund. In addition, it is intended that the reorganizations will be accomplished without resulting in the imposition of federal income tax on the Acquired Funds or their shareholders.

A Special Meeting (the “Meeting”) of the Shareholders of the Funds is scheduled to be held on February 24, 2006, and approval of the Agreement will be voted on at that time. In connection with the Meeting, a combined proxy statement and prospectus describing the reorganizations has been filed with the Securities and Exchange Commission which the Funds will be delivering in January to its shareholders of record. Included with the materials sent to shareholders will be a Prospectus for the MTB Maryland Municipal Bond Fund and MTB Virginia Municipal Bond Fund.

Under the proposed terms of the Agreement, each Acquired Fund will transfer its assets to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund. After the transfer, each Acquired Fund will distribute the corresponding Acquiring Fund shares to its shareholders in a complete liquidation. As a result, each Acquired Fund shareholders will become shareholders of the corresponding Acquiring Fund. Each Acquired Fund and its corresponding Acquiring Fund have substantially the same investment objective and policies.

In anticipation of the completion of the reorganization, effective February 22, 2006, shares of the FBR Maryland Tax-Free Portfolio and FBR Virginia Tax-Free Portfolio will no longer be offered to the public for purchase.

27

The FBR Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
The FBR Funds
Arlington, Virginia

We have audited the accompanying statements of assets and liabilities including the portfolio of investments, of the FBR Maryland Tax-Free Portfolio and FBR Virginia Tax-Free Portfolio, each a series of shares of The FBR Funds as of October 31, 2005, and the related statements of operations for the year then ended, the statement of changes in net assets for the year ended October 31, 2005 and the period January 1, 2004 through October 31, 2004, and the financial highlights for the year ended October 31, 2005 and the period January 1, 2004 through October 31, 2004. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2003 and the financial highlights for each of the four years in the period ended December 31, 2003 were audited by other auditors whose report dated February 4, 2004 expressed an unqualified opinion on such statements and financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FBR Maryland Tax-Free Portfolio and FBR Virginia Tax-Free Portfolio as of October 31, 2005, the results of their operations for the year then ended, the changes in their net assets for the year ended October 31, 2005 and the period January 1, 2004 through October 31, 2004, and their financial highlights for the year ended October 31, 2005 and the period January 1, 2004 through October 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 2, 2005

28

The FBR Funds

Important Supplemental Information (unaudited)

Proxy Voting Guidelines

FBR Fund Advisers, Inc. (the “Adviser”) is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures the Adviser uses in fulfilling this responsibility is included in the Funds’ Statement of Additional Information and is available without charge, upon request, by calling 888.888.0025. The policies and procedures are also available on the Securities and Exchange Commission’s website at http://www.sec.gov. Ordinarily, the securities in which the Funds invest will be non-voting securities. In the event that the Funds do receive aproxy statement related to a portfolio security, information on how the Funds voted such proxies during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 888.888.0025 and is also available on the SEC’s website at http://www.sec.gov.

Portfolio Holdings

 The Funds file their complete schedule of holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website, beginning with the July 31, 2004 report, at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov. A copy of the quarterly holdings report is available, without charge, upon request, by calling 888.888.0025.

Approval of the Investment Advisory Agreements

In accordance with the 1940 Act, the Board of Trustees is required, on an annual basis at an in-person meeting of the Board called for such purpose, to consider the approval of the Investment Advisory Agreement and any applicable Sub-Advisory Agreement intended for use in connection with the Funds (collectively, the “Advisory Agreements”). The relevant provisions of the 1940 Act specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the Advisory Agreements, and it is the duty of each of the Advisers to furnish the Trustees with such information that is responsive to the Board’s request.

Accordingly, at an in-person meeting held on October 25, 2005, the Board considered: (i) the renewal of the Investment Advisory Agreement with MMA and (ii) the adoption of an Interim Sub-Advisory Agreement with CCTC, as the successor in interest to AMI, to be effective upon the acquisition of AMI by CCTC on October 27, 2005 (the “CCTC Interim Sub-Advisory Agreement”). In determining whether to approve the continuation of the Advisory Agreement with MMA and the adoption of the CCTC Interim Sub-Advisory Agreement, the Board requested, and the Advisers provided, information and data relevant to the Board’s consideration. This included information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds,

29

The FBR Funds

Important Supplemental Information (unaudited) (continued)

as compared to other similar mutual funds. The Board was also provided with extensive information about CCTC and its investment advisory capabilities in connection with its acquisition of AMI.

As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Advisers that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations. The Independent Trustees were counseled during this process by independent legal counsel, as such term is defined in the rules under the 1940 Act, who reviewed with them their duties and responsibilities with respect to their consideration of the approval of the Advisory Agreements.

The Board first reviewed matters relating to the fact that AMI, the firm that had been providing subadvisory services to the Funds pursuant to an Interim Sub-Advisory Agreement with MMA (the “AMI Interim Sub-Advisory Agreement”), had entered into an agreement with CCTC pursuant to which CCTC intended to acquire substantially all of the assets of AMI effective as of October 27, 2005. The Board was informed that each of the portfolio managers of the Funds were being retained by CCTC and that the portfolio managers would therefore continue to serve as the portfolio managers to the Funds as employees of CCTC.

The Board then reviewed the status of matters relating to AMI. The Board noted that AMI had continued to provide subadvisory services to the Funds pursuant to the AMI Interim Sub-Advisory Agreement following the sudden death of Arthur A. Adler, Jr., AMI’s President and controlling owner. The Board took note of the fact that in accordance with the terms of the AMI Interim Sub-Advisory Agreement and upon the direction of the Board, all subadvisory fees payable to AMI were continuing to be held in escrow pending a final resolution of Mr.Adler’s estate and pending approval by shareholders of the release of the fees from escrow. The Board members further noted that while shareholder approval of the AMI Interim Sub-Advisory Agreement had not been sought due to the need to await the completion of the administration of Mr.Adler’s personal estate, the Board had, in the meantime, directed that a reorganization transaction with respect to the Funds be sought. The Board considered that AMI had provided subadvisory services to the Funds under the terms of the AMI Sub-Advisory Agreement and that at all times during this period AMI had produced investment results that were comparable to the Funds’ applicable benchmark indices and other similar mutual funds. Notwithstanding the investment results achieved for the Funds by AMI, the Board had also determined that a tax-free reorganization transaction pursuant to which the Funds would be merged with another mutual fund organization would be in the best interests of the shareholders of the Funds in order to have the Funds become part of a larger mutual fund organization having more of an emphasis on tax-free investing.

The Board then reviewed matters relating to the proposed reorganization transaction pursuant to which each of the Funds would be reorganized into similar mutual funds that are part of the MTB Group of Funds (the “Acquiring Funds”). The Board considered the terms and conditions of the proposed reorganization transaction and the investment

30

The FBR Funds

Important Supplemental Information (unaudited) (continued)

capabilities of MTB Investment Advisors, Inc., the investment adviser to the MTB Group of Funds and a subsidiary of M&T Bank. The Board also reviewed the proposed fees and expenses of the Acquiring Funds, the expense limitation agreement applicable to the Acquiring Funds, and the potential benefits to shareholders of being part of the MTB Group of Funds. The Board noted that a meeting of the shareholders of the Funds had been scheduled for February 24, 2006, in order for shareholders to consider the approval of the reorganization transaction and to also consider the approval of the release of the escrowed fees to AMI.

The Board then reviewed matters relating to the fact that, as part of a restructuring arrangement, effective November 1, 2005, MMA intended to assign the Investment Advisory Agreement for the Funds to Fund Advisers and the Board took this fact into consideration during their review of the proposed approval of the continuation of the Investment Advisory Agreement for the Funds. The Board was informed that Fund Advisers had the requisite investment capabilities to manage the assets of the Funds and that the investment personnel from MMA primarily responsible for overseeing the portfolio management of the Funds would continue to be involved with the oversight of the management of the Funds for Fund Advisers.

During their meeting, the Board reviewed relevant information and data provided by the Advisers in response to written questions from the Independent Trustees and held extended discussions with independent legal counsel to the Independent Trustees concerning the same. The Board met with representatives of MMA and AMI and discussed with them their investment process, the investment results of the Funds, compensation arrangements for the portfolio managers, brokerage practices used for the Funds, and matters relating to the distribution and marketing of the Funds.

The Board then reviewed information and materials regarding the investment advisory fees for the Funds. The Board was also informed by representatives of MMA that MMA maintains an expense limitation agreement with respect to the Funds in order to limit the total annual operating expenses of each of the Funds, which Fund Advisers intends to maintain upon assignment of the Investment Advisory Agreement.

The Board then considered information regarding each of the Funds separately and reviewed with the representatives of MMA and AMI various performance and expense information for each of the Funds, changes in total assets for each of the Funds, the costs of providing services, the profitability of each of the Funds to the Advisers, and distribution arrangements for each of the Funds.

The Board then undertook a review of the proposed approval of the Advisory Agreements. Among the factors the Board considered was the overall performance of the Funds relative to the performance of other mutual funds in each Funds’ peer group on a long-term basis and over shorter time periods. The Board also took note of the long-term relationship between each of the Advisers and the Funds and the efforts that had been undertaken by the Advisers to support the continuing operation of the Funds since the inception of each of the Funds. In addition, the Board compared expenses of each Fund to the expenses of its peers, noting that the expenses for each of the Funds compare favorably with industry

31

The FBR Funds

Important Supplemental Information (unaudited) (continued)

averages for other funds of similar size. They noted the range of investment advisory and administrative services provided by the Advisers and their affiliates to the Funds and the level and quality of these services, and in particular, they noted the quality of the personnel providing these services. The Board also reviewed financial information concerning the Advisers and their affiliates relating to the operation of the Funds, noting the overall profitability of the relationship with the Funds to the Advisers and the financial soundness of the Advisers as demonstrated by the financial information provided. The Board further reviewed the Funds’ brokerage practices and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

The Board also took note of the fact that an affiliate of Fund Advisers and MMA, FBR Investment Services, Inc. (“FBRIS”), serves as the distributor of the shares of the Funds and receives distribution fees from the Funds for serving in that role. The Board considered and discussed the activities routinely engaged in by FBRIS in order to distribute and market the Funds. The Board reviewed the distribution arrangements maintained by FBRIS for the Funds, noting the sales arrangements for the Funds on various mutual fund supermarket platforms and the manner in which the distribution fees paid by the Funds are utilized in connection with these arrangements.

Then Board also considered and reviewed information regarding the administrative services fees proposed to be paid to Fund Advisers by the Funds for providing certain types of administrative services. The Board determined that these administrative fees were fair and reasonable in connection with the types of services to be provided by Fund Advisers to the Funds and that they were reasonable fees to be paid in addition to the investment advisory fees to be paid by the Funds to Fund Advisers given that the administrative services are separate and distinct services apart from the investment advisory services to be provided to the Funds by Fund Advisers effective November 1, 2005.

The Independent Trustees then met separately with the independent legal counsel to the Independent Trustees in order to consider the proposed approval of the Advisory Agreements. At the conclusion of their session, the Independent Trustees indicated that they had determined that they had received sufficient information in order to allow them to take action with respect to their consideration of the continuation of the Advisory Agreements.

In reaching their conclusion with respect to the approval of the Advisory Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment performance of the Funds, and the level of expenses of the Funds, as well as the continued use of expense limitation agreements in order to reduce the overall operating expenses of the Funds, as being important elements of their consideration. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreements

32

The FBR Funds

Important Supplemental Information (unaudited) (continued)

are fair and reasonable and the Board voted to approve the Agreements for a one-year period, subject to the applicable limitations on the total operating expenses of the Funds as considered and approved at the meeting. The Board took this action after also noting that the proposed reorganization transaction involving the Funds had been determined by the Board to be in the best interests of the Funds and their shareholders and the Board further noted that in the event that the shareholders of the Funds voted in favor of the reorganization transactions at the special meeting of shareholders scheduled for February 24, 2006, the Advisory Agreements would be terminated shortly thereafter in connection with the completion of the reorganization.

33

The FBR Funds

Supplemental Information (unaudited) (continued)

Information About Trustees and Officers

Information pertaining to the Trustees and Officers of the Trust is set forth below. The address for each Trustee and Officer is 1001 19th Street North, Arlington, VA 22209 unless otherwise stated. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge upon request by calling 888.888.0025.

Portfolios
		Overseen in		Other
	Position	the Trust		Trusteeships/
	Held* and	and Fund	Principal Occupation(s)	Directorships
Name, Age, Address,	Tenure**	Complex***	during past 5 years	by Trustee

F. David Fowler, 72	Trustee Since May 1997; Chairman Since September 2003	9	Retired, 1997. Dean, The George Washington University School of Business and Public Management, 1992-1997.	MicroStrategy, Inc.
Charles O. Heller, 69	Trustee Since September 2003	9

Managing Director, Beacon Global Private Equity (venture capital firm), since 2003; Charles Heller Associates (management consulting), 1986 to present; Gabriel Venture Partners (venture capital firm), 2000-2003.

				Walden University
Larry R. Levitan, 64	Trustee Since September 2003	9	Retired; Oversight Board, Internal Revenue Service, September 2000 to present.	Choice Hotels International, Inc.
Michael A. Willner, 49	Trustee Since May 1997	9	CEO AlphaGrip, Inc. January 2001 to present; President, New Traders, Inc. from September 1996 to December 2000.	AlphaGrip, Inc.
David Ellison†, 47 100 Federal Street Boston, MA02110	Trustee Since September 2003; President Since June 2001	9

Director, CEO and President, FBR Fund Advisers, Inc., since December 1999; Portfolio Manager for Equity Funds since October 1996; and President Money Management Advisers, Inc., April 2001 – March 2002.

				None
Winsor H. Aylesworth, 58 100 Federal Street Boston, MA 02110	Executive Vice President Since January 1999	9	Portfolio Manager, FBR Fund Advisers, Inc. since September 1998; Vice President, Money Management Advisers, Inc., April 2001-March 2002.	None
Bart Sanders, 41	Executive Vice President Since December 1999	9

Senior Vice President of Fund Operations, FBR Fund Advisers, Inc. since August 1999. Head Trader for FBR Fund Advisers, Inc., since January 1997; and Vice President, Money Management Advisers, Inc. April 2001-March 2002.

				None
Susan L. Silva, 38	Treasurer Since July 2002	9	Vice President, FBR National Trust Company since 2002; Employee of FBR National Trust Company since January 2000; Vice President and Treasurer of Money Management Advisers, Inc. since June 2000.	None
Kimberly J. Ochterski, 31	Secretary Since July 2003	9

Assistant Vice President, FBR National Trust Company since 2003; Vice President and Secretary of Money Management Advisers, Inc. since October 2003; Employee of FBR National Trust Company since August 1998, serving in various capacities, including Fund Accounting Supervisor and Transfer Agent Operations Manager.

				None
William Vastardis,50 41 Madison Avenue 30th Floor New York, NY 10010	Chief Compliance Officer Since October 2004	9

Co-Chief Executive Officer, Vastardis Compliance Services LLC (formerly, EOS Compliance Services LLC), since June 2004; President and founder, Vastardis Fund Services LLC (formerly, EOS Fund Services LLC), since August 2003; Managing Director of Investors Capital Services, Inc. (affiliate of Investors Bank & Trust Company) from May 1998 through July 2003.

				None

*
Trustees serve until their resignation, removal, or death, or until they reach the mandatory retirement age of 75 established by the Board. The Trust’s President, Treasurer, and Secretary serve until their successor is chosen and qualified. The other Officers of the Trust serve at the pleasure of the Trustees.

**	Length of time served is measured from the earliest date of service as a Trustee or Officer of any of the Funds or their predecessor funds.
***	The “Fund Complex” consists of all mutual funds advised by Friedman, Billings Ramsey Group, Inc. (“FBR Group”) and its affiliate advisers.
†	Mr. Ellison is considered to be an “Interested Trustee” of the Trust due to his position with FBR Fund Advisers.

34

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THE FBR FUNDS
 888.888.0025
funds@fbr.com
www.fbrfunds.com

Investment Adviser and Administrator
FBR FUND ADVISERS, INC.
1001 NINETEENTH STREET NORTH
ARLINGTON, VIRGINIA 22209

Distributor
FBR INVESTMENT SERVICES, INC.
1001 NINETEENTH STREET NORTH
ARLINGTON, VIRGINIA 22209

Custodian
FBR NATIONAL TRUST COMPANY
4922 FAIRMONT AVENUE
BETHESDA, MARYLAND 20814

Transfer Agent
INTEGRATED FUND SERVICES, INC.
P.O. BOX 5354
CINCINNATI, OHIO 45201

Independent Public Accountants
TAIT, WELLER, AND BAKER LLP
1818 MARKET STREET
PHILADELPHIA, PENNSYLVANIA 19103

This report is not authorized
for distribution to prospective
investors unless it is preceded or
accompanied by a current prospectus.

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, Registrant had adopted a code of ethics (the “Code”) that applies to Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report. The Registrant undertakes to provide a copy of such code to any person upon request, without charge, by calling 888.888.0025.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees determined at a meeting held September 29, 2003 that F. David Fowler qualifies as an Audit Committee Financial Expert and he is “independent” as defined under the relevant Securities and Exchange Commission rules and releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)	Audit Fees – The aggregate fees billed for the professional services rendered by Tait, Weller & Baker, Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, were $105,500 and $99,500 for all series of the Registrant for the fiscal year ended October 31, 2005 and 2004 respectively.
(b)	Audit Related Fees – The aggregate fees billed for assurance and related services rendered by Tait, Weller & Baker, Registrant’s principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) were $13,500 for all series of the Registrant for each of the fiscal years ended October 31, 2005 and 2004. The Audit Related Fees pertain to services performed in connection with Rule 17f-2 of the Investment Company Act of 1940. In compliance with this rule the principal accountant performed three examinations during the year.
(c)	Tax Fees – The aggregate fees billed by Tait, Weller & Baker, Registrant’s principal accountant for tax compliance, tax advice and tax planning for completing federal and excise tax returns, were $23,400 in 2005 and $22,500 in 2004 for all series of the Registrant for the fiscal year ended October 31.
(d)	All Other Fees – There were no additional fees paid for audit and non-audit services other than those disclosed in (a) through (c) above.
(e)	(1) Pursuant to the Registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the Registrant’s independent auditor. In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the Registrant, its investment adviser or their affiliated persons or an entity controlling, controlled by, or under common control with the adviser that provides services to the Registrant to employ the independent auditor to render permissible non-audit services to such entity, provided those permissible non-audit services relate directly to the operations and financial reporting of the Registrant. In determining whether to approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence.
(2) None of the services described in (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Less than fifty percent of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.
(g)	There were no non-audit services fees billed by the Registrant’s accountant to the Registrant other than those described above. There were no non-audit services fees billed by the Registrant’s accountant to the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant over the past two years.
(h)	Not applicable as no non-audit services were provided to the Registrant’s investment adviser nor any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS
Contained in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFLIIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Board of Trustees has not adopted procedures by which shareholders may recommend nominees to the Board.

ITEM 11. CONTROLS AND PROCEDURES.
(a)	Based upon their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the Registrant’s PFO and PEO have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in this Form N-CSR has been recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)	There were no changes in the Registrant’s internal controls over financial reporting as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)	(1) Not applicable.
(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached herewith.
(3) Not applicable.
(b)	(1) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002: Attached herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The FBR Funds

By (Signature and Title)*	/s/ Susan L. Silva	1/3/2006

	Susan L. Silva	Date
Treasurer and Principal Financial Officer
The FBR Funds

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David H. Ellison	1/3/2006

	David H. Ellison	Date
President and Principal Executive Officer
The FBR Funds

By (Signature and Title)	/s/ Susan L. Silva	1/3/2006

	Susan L. Silva	Date
Treasurer and Principal Financial Officer
The FBR Funds